     As filed with the Securities and Exchange Commission on May 1, 1997
                                                       Registration No. 33-74190

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               _________________
                                   FORM S-6
               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2


                        Post-Effective Amendment No. 4
                               _________________
                       SECURITY LIFE SEPARATE ACCOUNT L1
                             (Exact Name of Trust)

                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                              (Name of Depositor)
                                 1290 Broadway
                          Denver, Colorado 80203-5699
             (Address of Depositor's Principal Executive Offices)


                                             Copy to:
GARY W. WAGGONER, ESQ.                       DIANE E. AMBLER, ESQ.
Security Life of Denver Insurance Company    Mayer, Brown & Platt
1290 Broadway                                2000 Pennsylvania Avenue, N.W.
Denver, Colorado 80203-5699                  Washington, D.C.  20006-1882
(Name and Address of Agent for Service)      (202) 778-0641


It is proposed that this filing will become effective:
     ___  on (date) pursuant to paragraph (a) of Rule 485
     ___  60 days after filing pursuant to paragraph (a) of Rule 485
      X   on May 1, 1997 pursuant to paragraph (b) of Rule 485
     ----
     ___  immediately upon filing pursuant to paragraph (b) of Rule 485
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title and amount of securities being registered: Interests under variable life insurance policies.

Approximate Date of Proposed Public Offering: As soon as practical after the effective date.




Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. Registrant filed its Form 24f-2 on March 3, 1997 for its most recent fiscal year ending December 31, 1996.

             SECURITY LIFE SEPARATE ACCOUNT L1 (File No. 33-74190)
                             Cross-Reference Table

Form N-8B-2 Item No.         Caption in Prospectus
--------------------         ---------------------
1, 2                         Cover; Security Life of Denver Insurance Company;
                             Security Life Separate Account L1

3                            Inapplicable

4                            Security Life of Denver Insurance Company

5, 6                         Security Life Separate Account L1

7                            Inapplicable

8                            Financial Statements

9                            Inapplicable

10(a), (b), (c), (d), (e)    Policy Summary; Policy Values; Determining the
                             Value You Have in the Divisions of the Variable
                             Account; Charges, Deductions and Refund; Surrender;
                             Partial Withdrawals; The Guaranteed Interest
                             Division; Transfers of Account Values; Right to
                             Exchange Policy; Lapse; Reinstatement; Premiums

10(f)                        Voting Privileges; Right to Change Operations

10(g), (h)                   Right to Change Operations

10(i)                        Tax Considerations; Detailed Information about the
                             FirstLine Variable Universal Life Policy; Other General
                             Policy Provisions; The Guaranteed Interest Division

11, 12                       Security Life Separate Account L1

13                           Policy Summary; Charges, Deductions, and Refund;
                             Corporate Purchasers and Group or Sponsored
                             Arrangements

                                     (ii)

Form N-8B-2 Item No.         Caption in Prospectus
--------------------         ---------------------
14, 15                       Policy Summary; Free Look Period; Other General
                             Policy Provisions; Applying for a Policy

16                           Premiums; Allocation of Net Premiums; How We
                             Calculate Accumulation Unit Values for Each
                             Division

17                           Payment; Surrender; Partial Withdrawal

18                           Policy Summary; Tax Considerations; Detailed
                             Information about the FirstLine Variable Universal
                             Life Policy; Security Life Separate Account L1;
                             Persistency Refund

19                           Reports to Policy Owners; Notification and Claims
                             Procedures; Performance Information

20                           See 10(g) & 10(a)

21                           Policy Loans

22                           Policy Summary; Premiums; Grace Period; Security
                             Life Separate Account L1; Detailed Information about the FirstLine Variable Universal Life Policy

23                           Inapplicable

24                           Inapplicable

25                           Security Life of Denver Insurance Company

26                           Inapplicable

27, 28, 29, 30               Security Life of Denver Insurance Company

31, 32, 33, 34               Inapplicable

35                           Inapplicable

36                           Inapplicable

                                     (iii)

Form N-8B-2 Item No.         Caption in Prospectus
--------------------         ---------------------
37                           Inapplicable

38, 39, 40, 41(a)            Other General Policy Provisions; Distribution of
                             the Policies; Security Life of Denver Insurance
                             Company

41(b), 41(c), 42, 43         Inapplicable

44 Determining the Value You have in the Divisions of the Variable Account; How We Calculate Accumulation
                             Unit Values for Each Division

45                           Inapplicable

46                           Partial Withdrawals; Detailed Information about the
                             FirstLine Variable Universal Life Policy

47, 48, 49, 50               Inapplicable

51                           Detailed Information about the FirstLine Variable
                             Universal Life Policy

52 Determining the Value You Have in the Divisions of the Variable Account; Right to Change Operations

53(a)                        Tax Considerations

53(b), 54, 55                Inapplicable

56, 57, 58                   Inapplicable

59                           Financial Statements

                                      (iv)

                       FIRSTLINE VARIABLE UNIVERSAL LIFE
               A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   issued by
                   SECURITY LIFE OF DENVER INSURANCE COMPANY
                                      AND
                       SECURITY LIFE SEPARATE ACCOUNT L1



This prospectus describes FirstLine, an individual flexible premium variable universal life insurance policy (the "Policy" or collectively, "Policies") issued by Security Life of Denver Insurance Company ("Security Life"). The Policy is designed to provide insurance coverage with flexibility in death benefits and premium payments. The Policy is funded by Security Life Separate Account L1 (the "Variable Account"). Seventeen Divisions of the Variable Account are available under the Policy. A Guaranteed Interest Division, which guarantees a minimum fixed rate of interest, is also available. Purchasers may utilize both the Divisions of the Variable Account and the Guaranteed Interest Division simultaneously. The Loan Division represents amounts we set aside as collateral for any Policy Loan taken.

We will pay the Death Proceeds when the Insured dies if the Policy is still in force. The Death Proceeds will equal the death benefit, reduced by any outstanding Policy Loan, accrued loan interest, and any charges due during the grace period. The death benefit consists of two elements: the Base Death Benefit and any amount added by Rider. The Policy will remain in force as long as the Net Cash Surrender Value remains positive. If at all times during the first three Policy years, the sum of premiums paid minus Partial Withdrawals taken and any Policy Loan and accrued loan interest is greater than or equal to one twelfth of the Minimum Annual Premium times the number of completed months the Policy has been in effect, the Policy will not lapse regardless of the amount of Net Cash Surrender Value. If the Guaranteed Minimum Death Benefit Provision is elected, the Stated Death Benefit portion of the Policy will remain in force for the Guarantee Period. To continue the Guarantee Period, the required premiums must be paid and the Net Account Value must remain diversified.

The Policy permits a choice of three death benefit options, which may increase the Base Death Benefit above the Stated Death Benefit: Option 1, a fixed benefit that equals the Stated Death Benefit; Option 2, a benefit that equals the Stated Death Benefit plus the Account Value; or Option 3, a benefit that equals the Stated Death Benefit plus the sum of premiums paid minus Partial Withdrawals taken to date. The Base Death Benefit in force as of any Valuation Date will not be less than the amount necessary to qualify the Policy as a life insurance contract under the Internal Revenue Code in existence at the time the Policy is issued.

When applying for the Policy, the Owner irrevocably chooses which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments will be limited. See, Life Insurance Definition, page 42.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
          AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
    NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
      COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
      A PROSPECTUS FOR THE PORTFOLIO OR PORTFOLIOS BEING CONSIDERED MUST ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ IN CONJUNCTION HEREWITH.


Date of Prospectus:  May 1, 1997

We will not allocate funds to the Policy until we receive at least one quarter of the Minimum Annual Premium, and we have approved the Policy for issue. Thereafter, the timing and amount of premium payments may vary, within specified limits. A higher premium level may be required to keep the Guaranteed Minimum Death Benefit in force. After certain deductions have been made, the Net Premiums may be allocated to one or more of the Divisions of the Variable Account and to the Guaranteed Interest Division. A Policy may be returned according to the terms of the Right to Examine Policy Period (also called the Free Look Period), during which time Net Premiums allocated to the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio of the Variable Account. The assets of the Divisions of the Variable Account will be used to purchase, at net asset value, shares of designated Portfolios of various investment companies.

The Account Value is the sum of the amounts in the Divisions of the Variable Account plus the amount in the Guaranteed Interest Division and the amount in the Loan Division. The value of the amounts allocated to the Divisions of the Variable Account will vary with the investment experience of the corresponding Portfolios; there is no minimum guaranteed cash value for amounts allocated to the Divisions of the Variable Account. The value of amounts allocated to the Guaranteed Interest Division will depend on the interest rates we declare. The Account Value will also reflect deductions for the cost of insurance and expenses, as well as increases for additional Net Premiums. A Surrender Charge may be incurred if the policy is surrendered, allowed to lapse, a Partial Withdrawal is taken or the Stated Death Benefit is reduced.

Replacing existing insurance coverage with the Policy described in this prospectus may not be advantageous.

ISSUED BY:      Security Life of Denver Insurance     BROKER-DEALER: ING America
                Company                                              Inc.
                Security Life Center                                 1290 Broadway
                1290 Broadway                                        Attn: Variable
                Denver, CO 80203-5699                                Denver, CO 80203-5699
                (800) 525-9852                                       (303) 860-2000

THROUGH ITS:    Security Life Separate Account L1

ADMINISTERED AT:  Customer Service Center
                  PO Box 173763
                  Denver, CO 80217-5858
                  (800) 933-5858


PROSPECTUS DATED:  May 1, 1997

________________________________________________________________________________
                                       2

First Line

TABLE OF CONTENTS

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS.............................................................    7

POLICY SUMMARY..................................................................................................   10

     General Information........................................................................................   10
     Death Benefits.............................................................................................   10
     Benefits at Maturity.......................................................................................   11
     Additional Benefits........................................................................................   11
     Premiums...................................................................................................   11
     Allocation of Net Premiums.................................................................................   12
     Policy Values..............................................................................................   12
     Determining the Value in the Divisions of the Variable Account.............................................   12
     How We Calculate Accumulation Unit Values For Each Division................................................   12
     Transfers of Account Values................................................................................   12
     Dollar Cost Averaging......................................................................................   13
     Automatic Rebalancing......................................................................................   13
     Loans......................................................................................................   13
     Partial Withdrawals........................................................................................   13
     Surrender..................................................................................................   14
     Right to Exchange Policy...................................................................................   14
     Lapse......................................................................................................   14
     Reinstatement..............................................................................................   14
     Charges and Deductions.....................................................................................   14
     Persistency Refund.........................................................................................   15
     Tax Considerations.........................................................................................   15

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST
 DIVISION.......................................................................................................   16

     Security Life of Denver Insurance Company..................................................................   16
     Security Life Separate Account L1..........................................................................   16
     Investment Objectives of the Portfolios....................................................................   17
     The Guaranteed Interest Division...........................................................................   20

DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY.........................................   20

     Applying for a Policy......................................................................................   20
     Premiums...................................................................................................   21
     Scheduled Premiums.........................................................................................   21
     Unscheduled Premium Payments...............................................................................   21
     Minimum Annual Premium.....................................................................................   21
     Premium Payments Affect The Continuation of Coverage.......................................................   22
     Choice of Definitional Tests...............................................................................   22
     Choice of Guaranteed Minimum Death Benefit Provisions......................................................   22
     Modified Endowment Contracts...............................................................................   22
Allocation of Net Premiums......................................................................................   22
Death Benefits..................................................................................................   23
     Death Benefit Options......................................................................................   23
     Changes In Death Benefit Option............................................................................   24
     Guaranteed Minimum Death Benefit Provision.................................................................   24
     Requirements to Maintain the Guarantee Period..............................................................   25
      Changes In Death Benefit Amounts..........................................................................   25
Benefits at Maturity............................................................................................   26
Additional Benefits.............................................................................................   26

________________________________________________________________________________
                                       3
FirstLine

     Accidental Death Benefit Rider.............................................................................   27
     Adjustable Term Insurance Rider............................................................................   27
     Additional Insured Rider...................................................................................   27
     Children's Insurance Rider.................................................................................   27
     Right to Exchange Rider....................................................................................   27
     Guaranteed Insurability Rider..............................................................................   28
     Waiver of Cost of Insurance Rider..........................................................................   28
     Waiver of Specified Premium Rider..........................................................................   28
Policy Values...................................................................................................   28
     Account Value..............................................................................................   28
     Cash Surrender Value.......................................................................................   28
     Net Cash Surrender Value...................................................................................   28
     Net Account Value..........................................................................................   28
Determining the Value in the Divisions of the Variable Account..................................................   28
How We Calculate Accumulation Unit Values for Each Division.....................................................   29
Transfers of Account Values.....................................................................................   29
Dollar Cost Averaging...........................................................................................   30
Automatic Rebalancing...........................................................................................   30
Policy Loans....................................................................................................   31
Partial Withdrawals.............................................................................................   32
Surrender.......................................................................................................   33
Right to Exchange Policy........................................................................................   33
Lapse...........................................................................................................   33
     If Guaranteed Minimum Death Benefit Provision Is Not in Effect.............................................   33
     If the Guaranteed Minimum Death Benefit Provision Is in Effect.............................................   34
Grace Period....................................................................................................   34
Reinstatement...................................................................................................   34

CHARGES, DEDUCTIONS AND REFUND..................................................................................   35

Deductions from Premiums........................................................................................   35
     Tax Charges................................................................................................   35
     Sales Charge...............................................................................................   35
Daily Deductions from the Variable Account......................................................................   35
     Mortality and Expense Risk Charge..........................................................................   35
Monthly Deductions from the Account Value.......................................................................   36
     Initial Policy Charge......................................................................................   36
     Monthly Administrative Charge..............................................................................   36
     Cost of Insurance Charges..................................................................................   36
     Charges For Additional Benefits............................................................................   36
     Guaranteed Minimum Death Benefit Charge....................................................................   37
     Changes In Monthly Charges.................................................................................   37
Policy Transaction Fees.........................................................................................   37
     Partial Withdrawal.........................................................................................   37
     Transfers..................................................................................................   37
     Premium Allocation Charges.................................................................................   37
     Illustrations..............................................................................................   37
Persistency Refund..............................................................................................   37
Surrender Charge................................................................................................   38
     Administrative Surrender Charge............................................................................   38
     Sales Surrender Charge.....................................................................................   38
Charges from Portfolios.........................................................................................   40
Group or Sponsored Arrangements or Corporate Purchasers.........................................................   42
Other Charges...................................................................................................   42

________________________________________________________________________________
                                       4
FirstLine

TAX CONSIDERATIONS..............................................................................................   42

     Life Insurance Definition..................................................................................   42
     Diversification Requirements...............................................................................   43
     Modified Endowment Contracts...............................................................................   43
     Tax Treatment of Premiums..................................................................................   44
     Loans, Lapses, Surrenders and Withdrawals..................................................................   44
       If the Policy is Not a Modified Endowment Contract.......................................................   44
       If the Policy is a Modified Endowment Contract...........................................................   44
     Alternative Minimum Tax....................................................................................   45
     Section 1035 Exchanges.....................................................................................   45
     Tax-exempt Policy Owners...................................................................................   45
     Changes to Comply with Law.................................................................................   45
     Other......................................................................................................   46

ADDITIONAL INFORMATION ABOUT THE POLICY.........................................................................   46

     Voting Privileges..........................................................................................   46
     Right to Change Operations.................................................................................   47
     Reports to Owners..........................................................................................   47

OTHER GENERAL POLICY PROVISIONS.................................................................................   47

     Free Look Period...........................................................................................   47
     The Policy.................................................................................................   48
     Age........................................................................................................   48
     Ownership..................................................................................................   48
     Beneficiary................................................................................................   48
     Collateral Assignment......................................................................................   48
     Incontestability...........................................................................................   48
     Misstatements of Age or Sex................................................................................   49
     Suicide....................................................................................................   49
     Payment....................................................................................................   49
     Notification and Claims Procedures.........................................................................   49
     Telephone Privileges.......................................................................................   50
     Non-Participating..........................................................................................   50
     Distribution of the Policies...............................................................................   50
     Settlement Provisions......................................................................................   50

ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND ACCUMULATED PREMIUMS..................   52

ADDITIONAL INFORMATION..........................................................................................   60

     Directors and Officers.....................................................................................   60
     State Regulation...........................................................................................   63
     Legal Matters..............................................................................................   63
     Legal Proceedings..........................................................................................   63
     Experts....................................................................................................   63
     Registration Statement.....................................................................................   63

FINANCIAL STATEMENTS............................................................................................   64

APPENDIX A......................................................................................................    1

APPENDIX B......................................................................................................    9

APPENDIX C......................................................................................................   10
Performance Information.........................................................................................   10
Policy Performance..............................................................................................   10

________________________________________________________________________________
                                       5
FirstLine

                IN THIS PROSPECTUS "WE," "US" AND "OUR" REFER TO
                   SECURITY LIFE OF DENVER INSURANCE COMPANY.

  THIS POLICY IS NOT AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE
       LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATION
           REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER
   THAN THOSE CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT HERETO

________________________________________________________________________________
                                       6
FirstLine

DEFINITION OF SPECIAL TERMS USED IN THIS PROSPECTUS

AS USED IN THIS PROSPECTUS, THE FOLLOWING TERMS HAVE THE INDICATED MEANINGS. THERE ARE OTHER CAPITALIZED TERMS WHICH ARE EXPLAINED OR DEFINED IN OTHER PARTS OF THIS PROSPECTUS.

ACCOUNT VALUE -- The sum of the amounts allocated to the Divisions of the Variable Account and to the Guaranteed Interest Division, as well as any amount set aside in the Loan Division to secure a Policy Loan.

ACCUMULATION UNIT -- A unit of measurement which we use to calculate the Account
  Value in each Division of the Variable Account.

ACCUMULATION UNIT VALUE -- The value of the Accumulation Units of each Division of the Variable Account. The Accumulation Unit Value is determined as of each Valuation Date.

ADJUSTABLE TERM INSURANCE RIDER -- The Adjustable Term Insurance Rider is available to add death benefit coverage to the Policy. The Adjustable Term Insurance Rider allows the Owner to schedule the pattern of death benefits appropriate for anticipated needs. The Adjustable Term Insurance Rider is not guaranteed under the Guaranteed Minimum Death Benefit provision.

AGE -- The Insured's Age at any time is his or her age on the birthday nearest the Policy Date increased by the number of full Policy years elapsed since the Policy Date.

BASE DEATH BENEFIT -- The Base Death Benefit will vary according to which death benefit option is chosen: Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy. Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. Under Option 2, the Base Death Benefit fluctuates with the amount of the Account Value, but will never be less than the Stated Death Benefit. Under Option 3, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. Under Option 3, the Base Death Benefit generally will increase as premiums are paid and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit. The Base Death Benefit may be increased from the amount described to comply with the Federal income tax law definition of life insurance, regardless of death benefit option selected.

BENEFICIARY(IES) -- The person or persons designated to receive the Death
  Proceeds in the case of the death of the Insured.

CASH SURRENDER VALUE -- The amount of the Account Value minus the Surrender
  Charge, if any.

CUSTOMER SERVICE CENTER -- Our administrative office at P.O. Box 173763, Denver,
  CO 80217-3763.


DEATH PROCEEDS -- The amount payable on the death of the Insured. It equals the Base Death Benefit plus any Rider, if applicable, reduced by any outstanding Policy Loan and accrued loan interest. If death occurs after the Policy has entered the grace period, Death Proceeds will be further reduced by any Policy charges incurred but not yet deducted.

DIVISION(S) -- The investment options available:  The Divisions of the Variable
  Account, each of which invests in shares of one of the Portfolios; the Guaranteed Interest Division; and the Loan Division.

FREE LOOK PERIOD -- The period of time within which the Owner may examine the Policy and return it for a refund. This is also called the Right to Examine Policy Period.

GENERAL ACCOUNT -- The account which contains all of our assets other than those held in the Variable Account or our other separate accounts.

GUARANTEED INTEREST DIVISION -- Part of our General Account to which a portion of the Account Value may be allocated and which provides guarantees of principal and interest. See The Guaranteed Interest Division, page 20.

GUARANTEED MINIMUM DEATH BENEFIT -- The provision in the Policy which guarantees that the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Net Cash Surrender Value, provided certain conditions are met. See Guaranteed Minimun Death Benefit Provision, page 24.

GUARANTEE PERIOD -- The period during which the Stated Death Benefit is guaranteed under the Guaranteed Minimum Death Benefit provision. The two available Guarantee Periods are (i) to the Insured's Age 65 or 10 years from the Policy Date, whichever is later, or (ii) the lifetime of the Insured. The Guarantee Period will end prior to the selected date any time the

________________________________________________________________________________
                                       7
FirstLine
  required premiums have not been paid or on any Monthly Processing Date that the Net Account Value is not diversified according to our requirements. See Guaranteed Minimum Death Benefit, page 24.

INSURED -- The person on whose life this Policy is issued and upon whose death the Death Proceeds are payable.


INVESTMENT DATE -- The date on which the initial Net Premium we receive will be allocated to the Policy. We will not allocate funds to the Policy until all issue requirements are satisfied, we receive at least one quarter of the Minimum Annual Premium as shown in the Schedule attached to the Policy and we have approved the Policy for issue.

LOAN DIVISION -- Part of our General Account in which funds are set aside to secure any outstanding Policy Loan and accrued loan interest when due.

MATURITY DATE -- The date the Policy matures. This is the Policy anniversary on which the Insured's Age is nearest 100.

MINIMUM ANNUAL PREMIUM -- Twenty-five percent of this premium must be paid before we will issue the Policy. If on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken and accrued loan interest, is greater than or equal to one twelfth of the Minimum Annual Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Net Cash Surrender Value. See Minimum Annual Premium, page 21.

MONTHLY PROCESSING DATE -- The date each month on which the monthly deductions from the Account Value are due. The first Monthly Processing Date will be the Policy Date or the Investment Date, if later. Subsequent Monthly Processing Dates will be the same date as the Policy Date each month thereafter unless this is not a Valuation Date, in which case the Monthly Processing Date occurs on the next Valuation Date.

NASD -- The National Association of Securities Dealers, Inc.

NET ACCOUNT VALUE -- The amount of the Account Value minus any Policy Loan and accrued loan interest.

NET AMOUNT AT RISK -- The difference between the current Base Death Benefit and the amount of the Account Value.

NET CASH SURRENDER VALUE -- The amount available if the Policy is surrendered, which is equal to the Cash Surrender Value minus any Policy Loan and accrued loan interest.

NET PREMIUM -- Premium amounts paid less the sales and tax charges. These charges are deducted from the premiums before the premium is applied to the Account Value.

OWNER -- The individual, entity, partnership, representative or party who can exercise all rights over and receive the benefits of the Policy during the Insured's lifetime.

PARTIAL WITHDRAWAL -- The withdrawal of a portion of the Net Cash Surrender
  Value from the Policy. The Partial Withdrawal may cause a Surrender Charge to be incurred, and it may reduce the amount of Base Death Benefit and Target Death Benefit in force. See Partial Withdrawals, page 32.

POLICY -- The Policy consisting of the basic Policy, any applications and any Riders or endorsements.

POLICY LOAN -- The sum of amounts borrowed from the Policy, increased by any Policy Loan interest capitalized when due, and reduced by any Policy Loan repayments.

POLICY DATE -- The date upon which the Policy becomes effective. The Policy Date is used to determine the Monthly Processing Date, Policy months, Policy years, and Policy monthly, quarterly, semi-annual and annual anniversaries. Unless otherwise indicated, the term Policy anniversary refers to the annual anniversary of the Policy.

PORTFOLIOS -- The investment options available to the Divisions of the Variable
  Account. Each Portfolio has a defined investment objective.

PREMIUM CLASS -- The underwriting class into which the Insured is categorized.
  This includes factors such as smoking status of the Insured as well as any substandard ratings which may apply. The Premium Class for the Policy is listed in the Schedule.

RIDER -- A Rider adds benefits to the Policy.

SCHEDULE -- The pages contained in the Policy which include the information specific to the Policy, such as the Insured's Age, the Policy Date, etc.

SCHEDULED PREMIUM -- The premium amount specified by the Owner on the application as the amount which is intended to be paid at fixed intervals over a specified period of time. Premiums can be paid on a quarterly, semiannual, or annual basis, as determined;

________________________________________________________________________________
                                       8

FirstLine
  the Scheduled Premium need not be paid, and may be changed at any time. Also, within limits, the Owner may pay less or more than the Scheduled Premium. See Scheduled Premiums, page 21.

SEC -- The United States Securities and Exchange Commission.


STATED DEATH BENEFIT -- The initial amount of Base Death Benefit under the
  Policy. The Stated Death Benefit amount will not vary unless changed by the Owner, or as a result of a transaction, e.g., a partial withdrawal.

SURRENDER CHARGE -- The charge made against the Account Value in the event of surrender, Policy lapse, requested reductions in the Stated Death Benefit, or certain Partial Withdrawals. The Surrender Charge consists of the administrative Surrender Charge and the sales Surrender Charge.

TARGET DEATH BENEFIT -- When Adjustable Term Insurance Rider is added to the
  Policy, the Target Death Benefit and Stated Death Benefit are specified in the application for the Policy; the Adjustable Term Insurance Rider Death Benefit is the difference between the Target Death Benefit and the Base Death Benefit provided by the Policy. In no event will the Adjustable Term Insurance Rider Death Benefit be less than zero. The Adjustable Term Insurance Rider automatically adjusts over time for changes in the Base Death Benefit to comply with the Federal income tax law definition of life insurance to keep the Target Death Benefit at the desired amount. The Target Death Benefit for each year will be shown in the Schedule when an Adjustable Term Insurance Rider exists on the Policy.

TARGET PREMIUM -- The premium on which the maximum sales Surrender Charge is calculated. See Surrender Charge, page 38.

TRANSACTION DATE -- The date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.

VALUATION DATE -- Each date as of which the net asset value of the shares of the Portfolios and unit values of the Divisions are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange and Security Life's Customer Service Center are open for business, except for days that a Division's corresponding Portfolio does not value its shares.

VALUATION PERIOD -- The period which begins at 4:00 p.m. Eastern Time on a Valuation Date and ends at 4:00 p.m. Eastern Time on the next succeeding Valuation Date.

VARIABLE ACCOUNT -- Security Life Separate Account L1 established by Security
  Life to segregate the assets funding the Policy from the assets in our General Account. The Variable Account is divided into Divisions, each of which invests in shares of one of the Portfolios

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                                       9
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

POLICY SUMMARY

THE PURPOSE OF THIS POLICY SUMMARY IS TO PROVIDE A BRIEF OVERVIEW OF THE POLICY. FURTHER DETAIL IS PROVIDED IN THE POLICY AND IN THE DETAILED INFORMATION APPEARING ELSEWHERE IN THIS PROSPECTUS. THE DISCUSSION IN THIS PROSPECTUS ASSUMES THAT ANY STATE VARIATION WILL BE COVERED IN A SPECIAL PROSPECTUS SUPPLEMENT OR IN THE FORM OF POLICY APPROVED IN THAT STATE, AS APPROPRIATE. THE TERMS UNDER WHICH THE POLICIES ARE ISSUED MAY ALSO VARY FROM THOSE DESCRIBED IN THIS PROSPECTUS BASED ON PARTICULAR CIRCUMSTANCES. THE DESCRIPTION OF THE POLICY IN THIS PROSPECTUS IS SUBJECT TO THE TERMS OF THE POLICY PURCHASED BY AN OWNER OR ANY RIDER TO IT. AN APPLICANT MAY REVIEW A COPY OF THE POLICY AND ANY RIDER TO IT ON REQUEST.


GENERAL INFORMATION

The Policy provides life insurance protection on the life of the Insured. So long as the Policy remains in force, we will pay a death benefit when the Insured dies. We will pay a maturity benefit in lieu of a death benefit when the Policy reaches the Maturity Date during the lifetime of the Insured.


DEATH BENEFITS

We will pay the Death Proceeds to the Beneficiary upon the death of the Insured while the Policy remains in force. The Death Proceeds will be equal to the Base Death Benefit plus any amounts payable from any additional benefits provided by Rider, reduced by the amount of any outstanding Policy Loan and any accrued loan interest. See Death Benefits, page 23. If the Policy is in the grace period, the Death Proceeds will be paid but will be further reduced by any Policy charges incurred but not deducted. The Death Proceeds may be paid in one sum or under a variety of settlement options. See Settlement Provisions, page 50.

When we issue the Policy, the death benefit is equal to the Base Death Benefit for which you have applied plus any amount added by Adjustable Term Insurance Rider. The minimum Stated Death Benefit for which we will issue a Policy is $50,000; however, we may lower the minimum Stated Death Benefit for group or sponsored arrangements or corporate purchasers.

The Base Death Benefit may vary from the Stated Death Benefit as a result of choice of death benefit option, increases to keep the Base Death Benefit in compliance with the Federal income tax law definition of life insurance, changes in the death benefit option, or increases and decreases requested by the Owner.

The Owner may choose from three death benefit options, which may affect the amount of Base Death Benefit. See Death Benefit Options, page 23. The total Stated Death Benefit is the sum of the Stated Death Benefits for all coverage segments. The three death benefit options are:

     Option 1:   The Base Death Benefit equals the total Stated Death Benefit.

     Option 2:   The Base Death Benefit equals the total Stated Death Benefit plus the Account Value. Under this option, the Base Death
                 Benefit fluctuates with the amount of the Account Value, but will never be less than the Stated Death Benefit.

     Option 3:   The Base Death Benefit equals the total Stated Death Benefit plus the sum of premiums paid minus Partial Withdrawals taken.
                 In no event will the Base Death Benefit be less than the Stated
                 Death Benefit.

The Owner may request a change to the death benefit option on any Policy anniversary. We may require evidence of insurability, according to our normal rules of underwriting for this type of Policy for a change in death benefit option. See Changes In Death Benefit Option, page 23.

The Adjustable Term Insurance Rider is available to provide term insurance coverage which adjusts automatically over time to fill the difference between the Target Death Benefit and the Base Death Benefit (which may change as often as daily). The Adjustable Term Insurance Rider has no externally defined premium; instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. See Adjustable Term Insurance Rider, page 27.

Generally, the Policy will remain in force only as long as the Net Cash Surrender Value is sufficient to pay all the monthly deductions. However if the special continuation period is in effect (during the first three policy years) and minimum premiums have been paid as specified in the section on Lapse (see Lapse, page 33) then the Policy and all Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

The Stated Death Benefit of the Policy may also remain in force after the first three policy years (special continuation period) even if the Net Cash Surrender Value is insufficient to pay all the monthly deductions if

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                                      10
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

the Guaranteed Minimum Death Benefit provision is in effect and the requirements have been met. See Guaranteed Minimum Death Benefit Provision, page 24.

At least 30 days prior to a Policy anniversary, the Owner may request that the insurance coverage be increased or decreased. Increases in coverage are not allowed after the Insured's Age 85. Coverage may be changed only once each Policy year on the Policy anniversary. The change in coverage may not be for an amount less than $1,000. We may require evidence of insurability, according to our normal rules of underwriting for this type of Policy for an increase to the Stated or Target Death Benefit. The Owner may decrease the Stated Death Benefit if the effective date of the decrease will occur after the later of two years from the Policy Date or two years after the prior increase is made. Decreases in the death benefit may not decrease the Stated Death Benefit below $50,000; however, we may allow decreases below $50,000 for group or sponsored arrangements or corporate purchasers.

Unless indicated otherwise, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider at the time of the increase will not change. In some cases, we may not approve a change because it would disqualify the Policy as life insurance under applicable Federal income tax law. See Life Insurance Definition, page 42, and Changes In Death Benefit Option, page 24.


BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value. The Policy will then end. See Benefits at Maturity, page 26.


ADDITIONAL BENEFITS

The Owner may wish to include additional benefits, which are also attached to the Policy by Rider. The charge for these additional benefits is deducted monthly from the Account Value. We offer a variety of additional benefits. See Additional Benefits, page 26.

PREMIUMS


The Policy is a flexible premium Policy, so the amount and frequency of the premiums may vary, within limits. Other than the Minimum Annual Premium, 25% of which must be paid in order for us to issue the Policy, and any payments required to keep the Policy in force, there are no required premium payments. The Scheduled Premium is selected by the Owner within our limits when application is made for the Policy. The Scheduled Premium may not necessarily be sufficient to maintain the Guarantee Period for one of the Guaranteed Minimum Death Benefit provisions or keep the Policy in force. The Owner will receive premium reminder notices for the Scheduled Premiums on an annual, semi-annual or quarterly basis. Monthly payments may be made by Electronic Funds Transfer from the Owner's checking account. The financial institution making the Electronic Funds Transfers may impose a charge for this service. See Premiums, page 21.

When applying for the Policy, the Owner will irrevocably choose which of two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. These tests may limit the amount of premiums payable. See Choice of Definitional Tests, page 22, and Life Insurance Definition, page 42.

The Owner may choose to purchase one of two Guaranteed Minimum Death Benefit provisions. These provide a guarantee that after the first three policy years (special continuation period) the Stated Death Benefit will remain in force for the Guarantee Period regardless of the amount of the Policy's Net Cash Surrender Value. The provision allows a choice of the Guarantee Period: a) ten-year or to the Insured's Age 65, whichever is later, or b) lifetime. Premium levels higher than the Minimum Annual Premium will be required if one of the Guaranteed Minimum Death Benefit provisions is chosen. An extra charge from the Account Value will be incurred each month the Guaranteed Minimum Death Benefit is in effect. In addition, on all Monthly Processing Dates during the Guarantee Period, the Net Account Value must remain diversified according to our requirements. The Guaranteed Minimum Death Benefit provisions may not be available in all states. See Guaranteed Minimum Death Benefit Provision, page 24.

We will notify the Owner if the Scheduled Premium would cause the Policy to immediately be a Modified Endowment Contract under Federal income tax law. See Modified Edowment Contracts, page 43.

Generally the Owner may make unscheduled premium payments at any time so long as each payment is at least $100. We reserve the right to limit unscheduled premiums if the payment would result in an increase in the amount of Base Death Benefit required by the Federal income tax law definition of life insurance. If the Policy has a loan outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless indicated otherwise. See Unscheduled Premium Payments, page 21.

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                                      11

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

Since this is a flexible premium life insurance Policy, the amount of premiums paid will affect the length of time the Policy will stay in force. See Premium Payments Affect The Continuation of Coverage, page 22.


ALLOCATION OF NET PREMIUMS

After certain premium-based charges are deducted from the premiums, the balance, called the Net Premium, is added to the Account Value based on the premium allocation instructions. Net Premiums may be allocated to one or more of the Divisions of the Variable Account, or to the Guaranteed Interest Division, or both. Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio until the end of the Free Look Period. At the end of the Free Look Period, this portion of the Account Value will be reallocated according to the most recent premium allocation instructions. Net Premiums received after the Free Look Period will be allocated upon receipt according to the most recent premium allocation instructions. Allocation percentages must be in whole numbers. The sum must equal 100%. See Allocation of Net Premiums, page 22.


POLICY VALUES

The Policy Account Value is equal to the sum of the amounts in the Guaranteed Interest Division and in the Divisions of the Variable Account. It also includes any amount we set aside in the Loan Division as collateral for any outstanding Policy Loan. The Account Value reflects Net Premiums paid, as well as deductions for charges. It will also reflect the investment experience of amounts allocated to the Divisions of the Variable Account, and interest earned on amounts allocated to the Guaranteed Interest Division and the Loan Division. Any Partial Withdrawal, plus a service fee, will be deducted from the Account Value.

The Cash Surrender Value of the Policy is equal to the Account Value less any Surrender Charge.

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and accrued loan interest.

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and accrued loan interest.


DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values. See Determining the Value in the Divisions of the Variable Account, page 28.


HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for each Division of the Variable Account as of each Valuation Date. All Policy transactions are effective as of a Valuation Date. The Accumulation Unit Value of each Division reflects the investment experience of the underlying Portfolio for the Valuation Period as well as asset based charges deducted in connection with the Policy and the expenses of the Portfolio. See How we Calculate Accomulation Unit Values for Each Division, Page 29.


TRANSFERS OF ACCOUNT VALUES

After the Free Look Period, the Owner may make up to 12 transfers among Divisions of the Variable Account or to the Guaranteed Interest Division in each Policy year without charge. There will be a $25 charge for each transfer over 12 in a Policy year. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. The minimum amount we will transfer is $100.

Once during the first 30 days of each Policy year, amounts from the Guaranteed Interest Division may be transferred. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period.

Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of: (i) 25% of the balance in the Guaranteed

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                                      12
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

Interest Division immediately prior to the first transfer or withdrawal in a Policy year; (ii) the sum of the amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year; or,
(iii) $100. See Transfers of Account Values, page 29.


DOLLAR COST AVERAGING

When applying for the Policy, or at any subsequent time, Dollar Cost Averaging may be elected on the application, by completing the client service application or by telephoning us, if the proper telephone authorization is on file with us. We offer Dollar Cost Averaging to Owners who have at least $10,000 in either the Division investing in the Fidelity VIP Money Market Portfolio or the Division investing in the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. A designated dollar amount of the Account Value in the selected Division will be transferred automatically each month to one or more other Divisions of the Variable Account. The monthly transfer under Dollar Cost Averaging may be no less than $100 per month. There is no charge for this feature.

If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will occur first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. When dollar cost averging terminates, you will need to change your premium allocation to your desired Automatic Rebalancing allocation. See
Dollar Cost Averaging, page 30.


AUTOMATIC REBALANCING

Automatic Rebalancing is available by electing this feature on the application, by completing the appropriate form or by telephoning us, if the proper telephone authorization form is on file with us. Automatic Rebalancing allows the Owner to match the Account Value allocations over time to the premium allocation percentages. As of the first Valuation Date of each calendar quarter, we will automatically rebalance the amounts in the Divisions to match the current premium allocation percentages according to the most recent instructions. This will rebalance the Account Values that may be out of line with those allocation percentages, which may result, for example, from Divisions which underperform other Divisions in certain quarters.

With Automatic Rebalancing, Account Values may be reallocated among any number of Divisions, and those reallocations may, within certain limits, be changed at any time. Automatic Rebalancing may also be use to simplify the process of meeting the diversification requirements of the Guaranteed Minimum Death Benefit provisions.

Any transfers as a result of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. However, we will charge a fee of $25 each time premium allocation is changed more often than five times per Policy year; otherwise; there is no charge for this feature.

If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will occur first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. See Automatic Rebalancing, page 30.

LOANS

Loans may be taken against the Policy's Cash Surrender Value. Unless otherwise required by state law, the loan must be at least $100. Loan interest accrues at an annualized rate of 3.75%. An amount equal to the Policy Loan is withdrawn from the Divisions of the Variable Account and from the Guaranteed Interest Division and is placed in our General Account as collateral for the loan on the date the loan request is processed. We call this segregated amount the Loan Division. The Loan Division earns a guaranteed rate of interest equal to 3% on an annualized basis. Unless indicated otherwise, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments, and not premiums. See Policy Loans, page 31.


PARTIAL WITHDRAWALS

A portion of the Net Cash Surrender Value may be withdrawn any time after the first Policy year, within limits.

Only one Partial Withdrawal may be taken per Policy year. The minimum Partial Withdrawal is $100; the maximum Partial Withdrawal is the amount which will leave $500 as the Net Cash Surrender Value. We will process only the amount of the Partial Withdrawal request which will leave $500 as the Net Cash Surrender Value. If the Owner desires to withdraw more than this maximum, we will require a full surrender of the Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value. In addition, a Surrender Charge will be deducted if the Partial Withdrawal causes a reduction in the Stated Death Benefit. Depending on the amount of the withdrawal, it

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                                      13
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

may also affect the Death Proceeds payable under the Policy. No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be less than $50,000. See Partial Withdrawals, page 32.

SURRENDER

The Owner may surrender the Policy for its Net Cash Surrender Value at any time while the Insured is living. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the date we receive the request and the Policy at our Customer Service Center, and all insurance coverage will end on that date. See Surrender, page 33.

RIGHT TO EXCHANGE POLICY

At any time during the first 24 months following the Policy Date or a requested increase to the Stated Death Benefit, the Owner may exercise the right to exchange the Policy from one in which the Account Value is not guaranteed into a guaranteed Policy. unless required differently by state law. This is accomplished by the transfer of the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, the allocation of all future premium payments to the Guaranteed Interest Division and the removal of the right to allocate future amounts to the Variable Account. See Right to Exchange Policy, page 33.

LAPSE

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month. In addition, during the first three Policy years (the special continuation period), if on each Monthly Processing Date the sum of the premiums paid, less the sum of Partial Withdrawals, any outstanding Policy Loan and accrued loan interest is greater than or equal to one twelfth of the Minimum Annual Premium times the number of completed Policy months, then the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

Also, if the Guaranteed Minimum Death Benefit provision has been elected and the Guarantee Period has not ended, the Stated Death Benefit will remain in effect after the first three policy years (special continuation period) regardless of the amount of the Net Cash Surrender Value. Any Policy charges during the Guarantee Period which would reduce the Account Value below zero will be waived. The Guarantee Period will end if the Policy does not meet the monthly premium test or if on any Monthly Processing Date the Net Account Value is not diversified according to our requirements as explained under Guaranteed Minimum Death benefit Provision, page 24. See Lapse, page 33.

REINSTATEMENT

A lapsed Policy and its Riders may be reinstated within five years of its lapse if it has not been surrendered for its Net Cash Surrender Value. This will require new evidence of insurability and payment of certain reinstatement premiums. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. See Reinstatement, page 34.

CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PREMIUMS: The following charges are deducted from the premiums before the premium is applied to the Account Value:

  (i) Tax Charges -- A charge currently equal to 2.5% of premiums is deducted for state and local premium taxes. A charge currently equal to 1.5% of each premium is deducted to cover our estimated cost of the Federal income tax treatment of deferred acquisition costs. We reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal deferred acquisition cost due to any change in the cost to us.

  (ii) Sales Charges -- A charge equal to a percentage of each premium based on the Insured's Age on the Policy Date or the date of an increase in coverage is deducted to cover a portion of our expenses in issuing this Policy:
***

Age of Insured  Sales Charge Percentage
--------------  -----------------------
         0-49                    2.25%
         50-59                   3.25%
         60-85                   4.25%

These deductions from premiums are only a portion of the total sales charge that will be assessed against the Account Value in the event of surrendering the Policy during the 14 Policy years following the Policy Date or 14 Policy years following an increase to the Stated Death Benefit. See Sales Surrender Charge, page 38.

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                                      14
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

See Deductions from Premiums, page 35.

DEDUCTIONS FROM THE VARIABLE ACCOUNT: A mortality and expense risk charge is assessed against the Divisions of the Variable Account in the amount of 0.75% per annum (0.002055% per day). We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. See Daily Deductions from the Variable Account, page 35.

MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE: The following charges are deducted from the Account Value at the beginning of each Policy month:

  (i) Initial Policy Charge -- $10 per month for the first three Policy years.

  (ii) Monthly Administrative Charge -- $3 per month plus $0.0125 per thousand of Stated Death Benefit or Target Death Benefit, if greater. The per thousand charge is limited to $15 per month.

  (iii) Cost of Insurance Charge -- A monthly charge based on the Net Amount at Risk on the life of the Insured. The amount of this charge differs for Base Death Benefit and Adjustable Term Insurance Rider, if any, as well as for multiple base coverage segments.

  (iv) Charges for Additional Benefits -- The cost of any additional benefits added by Rider other than the Adjustable Term Insurance Rider.

  (v) Guaranteed Minimum Death Benefit Charge -- currently $0.005 per thousand of the Stated Death Benefit during the Guarantee Period. (This charge is guaranteed to never be greater than $.01 per thousand of the Stated Death Benefit.)

See Monthly Deductions from the Account Value, page 36.

POLICY TRANSACTION FEES: Policy Transaction Fees are deducted from the Divisions of the Variable Account and Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value immediately following the transaction. See Policy Transaction Fees, page 37.

SURRENDER CHARGES: During the first 14 Policy years, or during the 14 Policy years following an increase in the Stated Death Benefit, we assess a Surrender Charge if the Owner surrenders the Policy, reduces the Stated Death Benefit (other than by changing death benefit option), or lets the Policy lapse. A Surrender Charge may also be assessed if a Partial Withdrawal is taken. The charge consists of the administrative Surrender Charge and the sales Surrender Charge.

The administrative Surrender Charge equals a fixed dollar amount per thousand dollars of Stated Death Benefit and depends upon the Insured's Age at the Policy Date or the date of the increase to the Stated Death Benefit. The sales Surrender Charge will never be more that 50% of one Base Standard Target Premium. See Surrender Charge, page 38.

CHARGES FROM PORTFOLIOS: Shares of the Portfolios are purchased at net asset value, which reflects investment management and other direct expenses that have already been deducted from the assets of the Portfolio. See Charges from Portfolios, page 40.

PERSISTENCY REFUND

The Account Value will be credited with a Persistency Refund each Monthly Processing Date after the 10th Policy anniversary. The refund is equivalent to 0.5% of the Account Value per year, adjusted for any base coverage segment in force for fewer than 10 years. See Persistency Refund, page 37.

TAX CONSIDERATIONS

Under current Federal income tax law, death benefits of life insurance policies generally are not subject to income tax. In order for this treatment of the death benefit to apply, the Policy must qualify as a life insurance contract. The tax code provides for two tests to qualify a contract as a life insurance policy. The Owner irrevocably selects which of these tests will apply to the Policy in the application. After the Policy Date, the Policy will reflect the test which was chosen. See Life Insurance Definition, page 42.

Generally, under current Federal income tax law, Account Value earnings are not subject to income tax as long as they remain within the Policy. Loans, Partial Withdrawals, surrender, lapse or an exchange of Insured may result in recognition of ordinary income for tax purposes and may result in penalties if the Policy is considered a Modified Endowment Contract as explained in Modified Endowment Contracts, page 43.
--------------------------------------------------------------------------------
                                      15
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

INFORMATION ABOUT SECURITY LIFE, THE VARIABLE ACCOUNT, THE INVESTMENT OPTIONS AND THE GUARANTEED INTEREST DIVISION

SECURITY LIFE OF DENVER INSURANCE COMPANY

Security Life of Denver Insurance Company ("Security Life") is a stock life insurance company organized under the laws of the State of Colorado in 1929. Our headquarters are located at 1290 Broadway, Denver, Colorado 80203-5699. We are admitted to do business in the District of Columbia and all states except New York. As of the end of 1996, Security Life and its consolidated subsidiaries had over $139.9 billion of life insurance in force. Our total assets exceeded $7.1 billion and our shareholder's equity exceeded $778million, on a generally accepted accounting principles basis as of December 31, 1996. We offer a complete line of life insurance and retirement products, including annuities, individual and group life and pension products, and market life reinsurance.

Security Life actively manages its General Account investment portfolio to meet both long-term and short-term contractual obligations. The General Account portfolio invests primarily in investment-grade bonds and low-risk loans.

Security Life is a wholly owned indirect subsidiary of ING Groep, N.V. ("ING"), one of the world's three largest diversified financial services organizations. ING is headquartered in Amsterdam, Netherlands, and has consolidated assets exceeding $277.9 billion on a Dutch (modified U.S.) generally accepted accounting principles basis as of December 31, 1996.

The principal underwriter and distributor for the Policies is ING America Equities, Inc. ("ING America Equities"), a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. The current address for ING America Equities is 1290 Broadway, Denver, Colorado 80203-5699.

SECURITY LIFE SEPARATE ACCOUNT L1

Security Life Separate Account L1 (the "Variable Account"), established on November 3, 1993 under the Insurance Law of the State of Colorado, is a unit investment trust registered with the SEC under the Investment Company Act of 1940. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Security Life.

The Variable Account is a separate investment account of Security Life used to support our variable life insurance policies and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are kept separate from our General Account and any other separate accounts we may have. We may offer other variable life insurance contracts that will invest in the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other securities which are not available to the Policy described in this prospectus.

We own all the assets in the Variable Account. Income and realized and unrealized gains or losses from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses in our other investment accounts. That portion of the assets of the Variable Account which is equal to the reserves and other Policy liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business we conduct. The Variable Account may, however, be subject to liabilities arising from Divisions of the Variable Account whose assets are attributable to other variable life policies offered by the Variable Account. If the assets exceed the required reserves and other policy liabilities, we may transfer the excess to our General Account.

The Variable Account has several Divisions, each of which invests in shares of a corresponding Portfolio of a mutual fund. Therefore, the investment experience of a Policy depends on the experience of the Portfolios designated. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Security Life as well as other life insurance companies and may be available to certain pension accounts. They are not available directly to individual investors.

Each of the Portfolios is a separate series of an open-end management investment company which receives investment advice from a registered investment adviser. The Neuberger & Berman Advisers Management Trust has organized its Portfolio to a master feeder structure.

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See the prospectus for the Neuberger & Berman Advisers Management Trust for more details.

The Portfolios as well as their investment policies are described below. Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Security Life or each other, a practice known as "shared funding." They may also sell shares to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners of Policies in which Account Values are allocated to the Variable Account and of owners of policies in which account values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and such retirement plans or participants in such retirement plans. In the event of a material conflict, Security Life will consider what action may be appropriate, including removing the Portfolio from the Variable Account. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Unless restricted by state law, the Company reserves the right to limit the number of variable Account Divisions in which an owner may invest.

The Divisions of the Variable Accounts investing in the Neuberger & Berman Advisers Management Trust Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer accept new investments, including through transfers, automatic rebalancing or dollar cost averaging. Existing investments in these Funds will not need to be moved at this time, however, Security Life encourages investors in these Portfolios to consider making a voluntary exchange to another Division. Transfers of account values from the Government Income Portfolio Division or the Worldwide Balanced Fund Division to another Division of the Variable Account or to the Guaranteed Interest Division will not count against the 12 transfers permitted annually without charge under the Contract.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each Portfolio has a different investment objective that it tries to achieve by following its investment strategy. The objectives and policies of each Portfolio will affect its return and its risks. A summary of the investment objectives is contained in the description of each Portfolio below. More detailed information may be found in the current prospectus for each Portfolio. A prospectus for the Portfolios being considered must accompany this prospectus and should be read in conjunction with it.

NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST

The Neuberger & Berman Advisers Management Trust (the "Trust") is a registered, open-end management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated May 23, 1994. The Trust is comprised of separate Portfolios, each of which invests all of its net investable assets in a corresponding series of Advisers Managers Trust ("Managers Trust"), a diversified, open-end management investment company organized as of May 24, 1994 as a New York common law trust. This master feeder structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. Neuberger & Berman Management Incorporated acts as investment manager to Managers Trust and Neuberger & Berman, L.P. as sub-adviser.

Limited Maturity Bond Portfolio -- seeks the highest current income consistent with low risk to principal and liquidity. As a secondary objective, it also seeks to enhance its total return. The Limited Maturity Bond Portfolio pursues its investment objectives by investing in a diversified portfolio of U.S. Government and Agency securities and investment grade debt securities issued by financial institutions, corporations and others. The Limited Maturity Bond Portfolio may invest up to 10% of its net assets, measured at the time of investment, in fixed income securities rated below investment grade or in comparable unrated securities. The Limited Maturity Bond Portfolio's dollar weighted average portfolio duration may range up to four years.

Government Income Portfolio -- (no longer available for new investments) seeks a high level of current income and total return, consistent with safety of principal. The Portfolio invests at least 65% of its total assets in U.S. Government and Agency securities, with an emphasis on U.S. Government mortgage backed securities. In addition, the Portfolio invests at least 25% of its total assets in mortgage backed securities (including U.S. Government mortgage backed securities) and asset

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  backed securities. The investment manager follows a flexible investment strategy depending on market conditions and interest rate trends.

Growth Portfolio -- seeks capital appreciation without regard to income and invests in small-medium and large capitalization securities believed to have maximum potential for long-term capital appreciation. The portfolio utilizes a "growth at a reasonable price" strategy in selecting these securities. This investment program involves greater risks and share price volatility than programs that invest in more conservative securities.

Partners Portfolio -- seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. Its investment program seeks securities believed to be undervalued based on strong fundamentals such as low price to earnings ratio, consistent cash flow, and support from asset values. Up to 15% of the series' net assets, measured at the time of investment, may be invested in corporate debt securities rated below investment grade.

THE ALGER AMERICAN FUND

The Alger American Fund is a registered investment company organized on April 6, 1988 as a multi-series Massachusetts business trust. The Fund's investment manager is Fred Alger Management, Inc., which has been in the business of providing investment advisory services since 1964.

Alger American Small Capitalization Portfolio -- seeks to obtain long term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly. Both indexes are broad indexes of small capitalization stocks. As of March 31, 1997, the range of market capitalization of the companies in the Russell Index was $10 million to $1.945 billion; the range of market capitalization of the companies in the S&P Index at that date was $32 million to $2.579 billion. The combined range was $10 million to $ 2.579 billion.

Alger American MidCap Growth Portfolio -- seeks long-term capital appreciation.
  Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. As of March 31, 1997, the range of market capitalization of these companies was $120 million to $7.193 billion.

Alger American Growth Portfolio -- seeks to obtain long-term capital appreciation. The Portfolio will invest its assets primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. Except during temporary defensive periods, the Portfolio will invest at least 65% of its total assets in the securities of companies that, at the time of purchase of the securities, have a total market capitalization of $1 billion or greater.

Alger American Leveraged AllCap Portfolio -- seeks long-term capital appreciation. The Portfolio may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements, and may enter into futures contracts on securities indexes and purchase and sell call and put options on these futures. The Portfolio may also borrow money for the purchase of additional securities. The Portfolio may borrow only from banks and may not borrow in excess of one third of the market value of its assets, less liabilities other than such borrowing. Except during temporary defensive periods, the Portfolio will invest 85% of its net assets in equity securities of companies of any size.

FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND
II

Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II are open-end, diversified, management investment companies organized as Massachusetts business trusts on November 13, 1981 and March 21, 1988, respectively. The funds are managed by Fidelity Management & Research Company ("FMR") which handles the Funds' business affairs. FMR is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager.

VIP Growth Portfolio -- seeks capital appreciation by investing in common stocks, although the Portfolio is not limited to any one type of security.

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                                      18
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

VIP Overseas Portfolio -- seeks long term growth of capital primarily through investments in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

VIP Money Market Portfolio -- seeks as high a level of current income as is consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

VIP II Asset Manager Portfolio -- seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

VIP II Index 500 Portfolio -- seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Variable Investment Funds, Inc. is a registered, open-end management investment company that was organized as a Maryland corporation on August 19, 1993, and is currently comprised of four diversified investment Portfolios, described below. INVESCO Funds Group, Inc., the Funds' investment adviser, is primarily responsible for providing the Portfolios with various administrative services and supervising the Fund's daily business affairs. Portfolio management is provided to each Portfolio by its sub-adviser. INVESCO Trust Company serves as sub-adviser to the Industrial Income, High Yield and Utilities Portfolios. INVESCO Capital Management, Inc. serves as sub-adviser to the Total Return Portfolio.

INVESCO VIF Total Return Portfolio -- seeks a high total return on investment through capital appreciation and current income. The Total Return Portfolio seeks to achieve its investment objective by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

INVESCO VIF Industrial Income Portfolio -- seeks the best possible current income, while following sound investment practices. Capital growth potential is an additional consideration in the selection of portfolio securities. The Portfolio normally invests at least 65% of its total assets in dividend-paying common stocks. Up to 10% of the Portfolio's total assets may be invested in equity securities that do not pay regular dividends. The remaining assets are invested in other income-producing securities, such as corporate bonds. The Portfolio also has the flexibility to invest in other types of securities.

INVESCO VIF High Yield Portfolio -- seeks a high level of current income by investing substantially all of its assets in lower rated bonds and other debt securities and in preferred stock. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in debt securities having maturities at the time of issuance of at least three years. Potential capital appreciation is a factor in the selection of investments, but is secondary to the Portfolio's primary objective. This Portfolio may not be appropriate for all Owners due to the higher risk of lower rated bonds commonly known as "junk bonds." See the prospectus for the INVESCO VIF High Yield Portfolio for more information concerning these risks.

INVESCO VIF Utilities Portfolio -- seeks capital appreciation and income through investments primarily in equity securities of companies principally engaged in the public utilities business.

VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. Van Eck Associates Corporation serves as investment adviser and manager to the Worldwide Hard Asssets Fund and Worldwide Balanced Fund. Fiduciary Inernational Inc. does not currently serve as sub-investment adviser to the Worldwide Balanced Fund, but it is expected to do so when the fund's assets reach a point at which it is appropriate to utilize the sub-investment adviser's services.

Van Eck Worldwide Balanced Fund -- (no longer available for new investments) seeks long term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide.

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                                      19
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

On April 30, 1997, the Van Eck Gold and Natural Resources Fund was renamed the Worldwide Hard Assets Fund to reflect the Fund's new investment objective and concentration policy approved by shareholders on April 9, 1997. The Fund's new investment objective is described below.

Van Eck Worldwide Hard Assets Fund -- seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets are tangible, finite assets, such as real estate, energy, timber, and industrial and precious metals. Income is a secondary consideration.

THE GUARANTEED INTEREST DIVISION

All or a portion of the Net Premiums and transfers of the Net Account Value may be made to the Guaranteed Interest Division, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Division have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Division nor the General Account has been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account, the Guaranteed Interest Division nor any interests therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures included in this prospectus which relate to the General Account and the Guaranteed Interest Division. These disclosures, however, may be subject to certain provisions of the Federal securities law relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see the Policy.

The amount in the Guaranteed Interest Division at any time is the sum of all Net Premiums allocated to that Division, all transfers to the Guaranteed Interest Division and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Division and deductions from the Account Value allocated to the Guaranteed Interest Division.

Amounts may be accumulated in the Guaranteed Interest Division by (i) allocating Net Premiums, (ii) transferring amounts from the Divisions of the Variable Account, (iii) earning interest on amounts in the Guaranteed Interest Division, and (iv) repaying a Policy Loan to release amounts from the Loan Division.

We pay a declared interest rate on all amounts in the Guaranteed Interest Division. From time to time, we declare the rates that will apply to amounts in the Guaranteed Interest Division. These annual interest rates will never be less than the minimum guaranteed interest rate of 3% and will be in effect for at least 12 months. Interest is credited daily at an effective annual rate that equals the declared rate. The interest is credited as of each Valuation Date to the amount in the Guaranteed Interest Division. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount allocated to the Guaranteed Interest Division.

DETAILED INFORMATION ABOUT THE FIRSTLINE VARIABLE UNIVERSAL LIFE POLICY

This prospectus describes our standard FirstLine Variable Universal Life Policy. There may be differences in the Policy because of the requirements of the state where the Policy is issued; any such changes will be defined in the Policy.

The illustrations beginning on page 20 are intended to provide an idea of how the key financial elements of FirstLine work. The illustrations show Premiums, Account Values, Cash Surrender Values and Death Benefits.

APPLYING FOR A POLICY

Any individual wishing to purchase a Policy may submit an application to us. On the Policy Date, the Insured must be no more than Age 85. Before issuing any Policy or applying Net Premium to the Variable Account or the Guaranteed Interest Division, we require satisfactory evidence of insurability, which may include a medical examination, completion of all underwriting requirements, and satisfaction of issue requirements.

The Investment Date is the date, all issue requirements are satisfied, we receive and apply the first premium payment, in an amount not less than 25% of the Minimum Annual Premium and we approve the policy for issue. The Policy is generally available with a minimum Stated Death Benefit of $50,000; however, we may reduce this amount for group or sponsored arrangements or corporate purchasers. The maximum Stated Death Benefit will be limited by our underwriting and reinsurance procedures in effect at the time of application.

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                                      20
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

The Policy Date is the date upon which the Policy becomes effective. The Policy Date is the date used to determine Policy years and Policy months regardless of when the Policy is delivered. In the case of certain payroll deduction plans or other automatic investment plans, the Policy Date may be different from the date the first premium payment is received. If the Policy Date is prior to the Investment Date, we will charge monthly deductions from the Policy Date.

If a premium payment in an amount not less than one-twelfth of the Minimum Annual Premium is received with the application and there has been no material misrepresentation in the application, temporary insurance equal to the face amount applied for up to a maximum amount as described in the binding limited life insurance coverage form will be in force. Coverage will begin when the binding limited life insurance coverage form has been completed and signed, a premium has been accepted by us, and Part I of the application has been completed. Binding limited life insurance coverage will end on the earliest of the date: (i) premiums are returned; (ii) five days after notice of termination is mailed to the Owner's address on the application; (iii) coverage starts under the Policy resulting from the application; (iv) a policy resulting from the application is refused by us; or (v) 90 days after the date the binding limited life insurance coverage form is signed. In no event will a death benefit be provided under the temporary insurance agreement if there was a material misrepresentation in the answers to the questions in the binding limited life insurance coverage form or any question or statement in the application, a proposed Insured dies by suicide or intentional self-inflicted injury, or the premium check or authorized withdrawal is not honored.

PREMIUMS

The Owner may choose the amount and frequency of premium payments, as long as they are within the limits described below.

SCHEDULED PREMIUMS

Even though the premiums are flexible, the Schedule pages of the Policy will show a "Scheduled" Premium. The Owner may select the Scheduled Premium within our limits when applying for the Policy. The Scheduled Premium is the amount chosen to pay over a specified period of time and may not necessarily be sufficient to keep the Policy in force. Premiums can be paid on a quarterly, semiannual, or annual basis, as specified. Alternatively, premiums other than the first may be paid by having us withdraw them via Electronic Funds Transfer each month. The financial institution making the Electronic Funds Transfer may impose a charge for this service. The Owner is not required to pay the Scheduled Premium, and it can be changed at any time subject to the maximum and minimum limits we may set. If one of the Guaranteed Minimum Death Benefit provisions described below has been chosen, the Scheduled Premium should not be less than the amount required to maintain the guarantee.

UNSCHEDULED PREMIUM PAYMENTS

Generally, unscheduled premium payments may be made at any time and in any amount, as long as each payment is at least $100. Unless otherwise required by state law, we may change this minimum if we give 90 days written notice. We reserve the right to limit the amount of unscheduled premiums if the payment would result in an increase in the amount of the Base Death Benefit required by the Federal income tax law definition of life insurance, or to require suitable evidence of the insurability of the Insured at the time of the unscheduled premium payment. We will return premium payments if we determine the payment would cause the Policy to immediately become a Modified Endowment Contract. After the Owner has signed a form acknowledging that the Owner understands the Policy will be a Modified Endowment Contract, we will apply future premium payments. See Modified Endowment Contracts, page 43 and Changes to Comply with, Law, page 45.

If a Policy Loan is outstanding, any payment which is not a Scheduled Premium payment received before the Maturity Date is considered a loan repayment, unless indicated otherwise. Applicable tax and sales charges are not deducted from a loan repayment but are deducted from any payment which constitutes a premium.

MINIMUM ANNUAL PREMIUM

At least 25% of the Minimum Annual Premium must be paid and received by our Customer Service Center before the insurance will go into effect. We determine the applicable Minimum Annual Premium based on the Age, sex and Premium Class of the Insured, the Stated Death Benefit of the Policy and any additional benefits selected. We may reduce the Minimum Annual Premium for group or sponsored arrangements or corporate purchasers. The Minimum Annual Premium for the Policy is shown in the Schedule pages of the Policy.

If on each Monthly Processing Date during the first three Policy years, the sum of premiums paid, less the sum of Partial Withdrawals and Policy Loans taken including accrued loan interest, is greater than or equal to one

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                                      21
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
twelfth of the Minimum Annual Premium times the number of completed Policy months, the Policy is guaranteed not to lapse, regardless of the Policy's Net Cash Surrender Value. See Lapse, page 14.

PREMIUM PAYMENTS AFFECT THE CONTINUATION OF COVERAGE

If premium payments are discontinued either temporarily or permanently, the Policy will continue in effect until the Net Cash Surrender Value can no longer cover the monthly deductions from the Account Value for the benefits selected and the Policy will lapse. See Lapse, page . If the Minimum Annual Premium requirements are satisfied, the Policy is guaranteed not to lapse during the first three Policy years, regardless of the Policy's Net Cash Surrender Value during this three year period. See Minimum Annual Premium, page. If one of the Guaranteed Minimum Death Benefit provisions is elected, the Stated Death Benefit portion of the Policy will remain in effect until the end of the Guarantee Period so long as the conditions of the guarantee are met. See Guaranteed Minimum Death Benefit Provision, page 24.

CHOICE OF DEFINITIONAL TESTS

When applying for the Policy, the Owner will irrevocably choose which of the two tests for compliance with the Federal income tax law definition of life insurance we will apply to the Policy. These tests are the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. See Life Insurance Definition, page 42. If the Guideline Premium/Cash Value Corridor Test is chosen, the premium payments that may be made relative to the death benefit of the Policy will be limited.

CHOICE OF GUARANTEED MINIMUM DEATH BENEFIT PROVISIONS

When applying for the Policy, the Owner will also have the opportunity to choose from one of two Guaranteed Minimum Death Benefit provisions, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions of the Variable Account suffer adverse investment experience. These provisions require premium payment levels which are higher than the Minimum Annual Premium and will incur an extra charge from the Account Value each month during the Guarantee Period. In addition, the Owner must diversify the Net Account Value according to our requirements. See Guaranteed Minimum Death Benefit Provision, page 24.

The required premium levels depend on which of the two Guarantee Periods is chosen, as well as the Stated Death Benefit of the Policy, the Insured's Age, sex, and Premium Class, the death benefit option chosen, and Rider coverage. For Policies with no other Rider coverage, the required premium level for the Lifetime Guarantee Period will be equal to the guideline annual premium determined in accordance with the Federal income tax law definition of life insurance; the required premium level for the Ten Year/Age 65 Guarantee Period will be the greater of the Target Premium or minimum premium for each segment of Stated Death Benefit. The required premium level for the Lifetime Guarantee Period will be greater than that required for the Ten Year/Age 65 Guarantee Period. Adding additional benefits to the Policy will increase the required premium levels above those indicated above.

It is important to consider the Guaranteed Minimum Death Benefit Provision when setting the Scheduled Premium.

MODIFIED ENDOWMENT CONTRACTS

Regardless of which test for compliance with the Federal income tax law definition of life insurance is chosen, Federal income tax law provides special rules for the income taxation of distributions from life insurance policies which are defined as "Modified Endowment Contracts." These rules apply to distributions such as Policy Loans, surrenders and Partial Withdrawals. The application of these rules depends upon whether premiums have been paid which exceed a defined "seven-pay" limit. See Modified Endowment Contracts, page 43. If we determine that the Scheduled Premium chosen will cause the Policy to be a Modified Endowment Contract on the Policy Date, we will issue the Policy based on the Scheduled Premium selected, but we will require the Owner to sign a form acknowledging that the Policy is a Modified Endowment Contract. Alternatively, the Scheduled Premium may be reduced to a level which will not cause the Policy to become a Modified Endowment Contract, and we will issue the Policy based on the revised Scheduled Premium.

ALLOCATION OF NET PREMIUMS

After certain premium-based charges are deducted from each premium, the balance, called the Net Premium, is added to the Account Value based on the Owner's instructions. Net Premium amounts allocated to the Guaranteed Interest Division will be allocated to that Division upon receipt. During the Free Look Period, Net Premiums allocated to the Divisions of the Variable Account will be allocated to the Division investing in the Fidelity VIP Money Market Portfolio of the Variable

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                                      22
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

Account. At the end of the Free Look Period, this portion of the Account Value will be automatically allocated according to the most recent premium allocation instructions. See Free Look Period, page 47.

Net Premiums received after the Free Look Period will be allocated upon receipt, according to the allocation instructions stated in the application or the most recent instructions. Allocation percentages must be in whole numbers. The sum for all Divisions must equal 100%. The premium allocation may be changed five times per Policy year without charge. If the Owner changes premium allocations more than five times in a Policy year, there will be a $25 charge for each additional change.

DEATH BENEFITS

FirstLine offers the flexibility to determine the amount of insurance coverage needed, both now and in the future. It does this by combining the long-term advantages of permanent life insurance coverage with the flexibility and short-term advantages of term life insurance. Both permanent and term life insurance are available in this single Policy, FirstLine.

When the Policy is issued, an initial amount of insurance coverage is determined according to the instructions included in the application. The death benefit initially consists of a Stated Death Benefit and, if desired, an additional amount of insurance coverage which is added by Adjustable Term Insurance Rider. The Stated Death Benefit is the long-term element of the Policy; the Adjustable Term Insurance Rider is the term insurance element of the Policy.

As described below, the Base Death Benefit may vary from the Stated Death Benefit. This may result from choice of death benefit option, increases to comply with the Federal income tax law definition of life insurance, changes in the death benefit option, partial withdrawals, or increases and decreases requested.

The Adjustable Term Insurance Rider provides term insurance coverage which adjusts automatically to fill the difference between the Target Death Benefit chosen and the Base Death Benefit. The Adjustable Term Insurance Rider does not have an externally defined premium; the cost is included in the monthly cost of insurance charges discussed below. See Adjustable Term Insurance Rider, page 27.

So long as the Policy remains in force, we will pay an amount equal to the Death Proceeds to the Beneficiary of this Policy when the Insured dies. The Death Proceeds will consist of the Base Death Benefit, reduced by any outstanding Policy Loan and accrued loan interest (and, if in the grace period, further reduced by any overdue charges). The Death Proceeds will also include any amount provided by Rider on the primary Insured.

DEATH BENEFIT OPTIONS

The Owner may choose from three death benefit options: Option 1, Option 2 or Option 3. These options may result in a Base Death Benefit under the Policy which exceeds the Stated Death Benefit. The death benefit option may be changed on any Policy anniversary. See Changes In Death Benefit Option, page 24.

  Under Option 1, the Base Death Benefit equals the Stated Death Benefit of the Policy.

  Under Option 2, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the Account Value. Under Option 2, the Base Death Benefit fluctuates with the amount of the Account Value, but will never be less than the Stated Death Benefit.

  Under Option 3, the Base Death Benefit equals the Stated Death Benefit of the Policy plus the sum of all premiums paid minus Partial Withdrawals taken under the Policy. Under Option 3, the Base Death Benefit generally will increase as premiums are paid and decrease as Partial Withdrawals are taken. In no event will the Base Death Benefit be less than the Stated Death Benefit.

Owners who prefer to have any favorable investment experience reflected in increased insurance coverage should choose Option 2. Owners who prefer to have insurance coverage that does not vary in amount, and lower cost of insurance charges, should choose Option 1. Owners who wish to have their coverage generally reflect their premium outlay should choose Option 3.

Federal income tax law requires the death benefit to be at least as great as the Account Value times a factor which is defined in the law. The factors are determined based upon the Age and possibly Premium Class and sex at any point in time as well as the test for compliance chosen in the original application for this Policy. See Life Insurance Definition, page 42, for a description of the tests and these factors.

We will adjust the Policy if necessary to continue to qualify as life insurance under the applicable provisions of the Federal income tax laws in existence at the time the Policy is issued.

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                                      23
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

CHANGES IN DEATH BENEFIT OPTION

A change in the Death Benefit Option may be requested at least 30 days prior to a Policy anniversary. The change will be effective as of the Policy anniversary. The death benefit option change applies to the entire Stated Death Benefit. For us to approve a change in the death benefit option from Option 1 to Option 2, or from Option 1 to Option 3, evidence that the Insured is insurable according to our normal rules of underwriting for that class of policy must be submitted to us. We may not allow any change if it would reduce the Stated Death Benefit below the minimum we require to issue this Policy. After the effective date of the change, the Stated Death Benefit will be changed according to the following table:

OPTION CHANGE                     STATED DEATH BENEFIT
FROM        TO                    FOLLOWING CHANGE
                                  EQUALS:
Option 1  Option 2                Stated Death Benefit prior to such
                                  change minus the Account Value as
                                  of the effective date of the change.

Option 2  Option 1                Stated Death Benefit prior to such
                                  change plus the Account Value as of
                                  the effective date of the change.

Option 1  Option 3                Stated Death Benefit prior to such
                                  change minus (i) the sum of the
                                  premiums paid, plus (ii) Partial
                                  Withdrawals taken as of the
                                  effective date of the change.

Option 3  Option 1                Stated Death Benefit prior to such
                                  change plus (i) the sum of the
                                  premiums paid, minus (ii) Partial
                                  Withdrawals taken as of the effective
                                  date of the change.

Option 2  Option 3                Stated Death Benefit prior to such change plus
                                  (i) the Account Value as of the effective date
                                  of the change, minus (ii) the sum of the
                                  premiums paid minus Partial Withdrawals taken
                                  as of the effective date of the change.

Option 3  Option 2                Stated Death Benefit prior to such change plus
                                  (i) the sum of the premiums paid minus Partial
                                  Withdrawals taken as of the effective date of
                                  the change, minus (ii) the Account Value as of
                                  the effective date of the change.

For purposes of a death benefit option change, the Account Value will be allocated to each coverage segment in the same proportion that the Stated Death Benefit of that segment bears to the sum of all Stated Death Benefit segments. See Changes In Death Benefit Amounts, page 25.

We do not charge a Surrender Charge for any decrease in Stated Death Benefit when this type of change is made, nor is there an adjustment to the Target Premium. See Surrender Charge, page 38. These increases and decreases in Stated Death Benefit are made so that the amount of the Base Death Benefit remains the same on the date of the change. When the Base Death Benefit remains the same, there is no immediate change in the Net Amount at Risk, which is the amount on which our cost of insurance charges are based. See Cost of Insurance Charges, page 36. In addition, there will be no change to the amount of term insurance if the Adjustable Term Insurance Rider has been added.

Any changes in the death benefit option of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. A request for a change must be received at our Customer Service Center at least 30 days prior to the Policy anniversary. After the request is approved, we will send a new policy schedule page. This schedule should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

GUARANTEED MINIMUM DEATH BENEFIT PROVISION

Generally, the length of time the Policy remains in force depends on the Net Cash Surrender Value of the Policy. Because the charges that maintain the Policy are deducted monthly from the Account Value, coverage will last as long as the Net Cash Surrender Value is sufficient to pay these charges. The investment experience of any amounts in the Divisions of the Variable Account and the interest earned in the Guaranteed Interest Division will affect the amount of the Account Value and, as a result, the length of time the Policy remains in force without the payment of additional premiums.

When applying for the Policy, one of two Guaranteed Minimum Death Benefit provisions may be chosen, which may extend the period that the Stated Death Benefit of the Policy will remain in effect if the Divisions

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                                      24
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

of the Variable Account suffer adverse investment experience. The two options vary primarily by the length of time which they cover, which we call the Guarantee Period. The first option has a Guarantee Period of 10 Policy years or to the Insured's Age 65, whichever is later; that is, it protects the Stated Death Benefit of the Policy for a limited number of Policy years. The second option has a Lifetime Guarantee Period; it protects the Stated Death Benefit for the life of the Insured to the Maturity Date. See Choice of Guaranteed Minimum Death Benefit Provisions, page 22.

However, the Guaranteed Minimum Death Benefit provision does not apply to the Adjustable Term Insurance Rider or to any other Riders. Therefore, if the Net Cash Surrender Value is insufficient to pay all of the deductions as they come due, only the Stated Death Benefit portion of the Policy will be guaranteed to stay in force under the Guaranteed Minimum Death Benefit provisions; any attached Riders will lapse. See Lapse, page 33.

The Guaranteed Minimum Death Benefit provisions may not be available in all states.

REQUIREMENTS TO MAINTAIN THE GUARANTEE PERIOD

The Guaranteed Minimum Death Benefit provisions require premium payment levels that are higher than the Minimum Annual Premium. Although the required premium levels are different, the mechanics of the Guaranteed Minimum Death Benefit provisions are similar. As of each Monthly Processing Date we will perform a test to see if sufficient premiums have been paid to keep the guarantee in place. If (i) actual premiums paid, minus the amount of any Partial Withdrawals and any Policy Loan and accrued loan interest, equals or exceeds (ii) one twelfth of the Guarantee Period Annual Premium for the option chosen times the number of complete months the Policy has been in force, the Guarantee Period will remain in effect regardless of the investment experience of the Divisions of the Variable Account. If the Policy fails to meet this test on any Monthly Processing Date, the Guarantee Period and therefore the Guaranteed Minimum Death Benefit provision will terminate. The required premiums for the Guarantee Period chosen will be listed in the Schedule of the Policy. If the policy benefits are increased, the Guarantee Period Annual Premium is increased. In order to determine the required premium to maintain the Guarantee Period, one twelfth of each Guarantee Period Annual Premium is multiplied by the number of months this amount was in effect. Each of these resulting amounts is summed and the total is used in ii) above.

The Guarantee Period will also be terminated if the Net Account Value on any Monthly Processing Date is not diversified according to the following rules:

a) No more than 35% of the Net Account Value may be invested in any one Division, and

b)  The Net Account Value must be invested in at least five Divisions.

These diversification requirements will be satisfied if the Automatic Rebalancing Feature has been elected and conditions a) and b) above are met. The Policy will also be deemed to satisfy our requirements for diversification if Dollar Cost Averaging is elected and the resulting transfers are directed into at least four other Divisions with no more than 35% of any transfer being to any one Division. See Dollar Cost Averaging, page 30, and Automatic Rebalancing, page 30.

Once terminated, the Guaranteed Minimum Death Benefit provision cannot be reinstated.

There is a charge for the Guaranteed Minimum Death Benefit. See Guaranteed Minimum Death Benefit Charge, page 37. This charge will end at the conclusion of the Ten Year/Age 65 Guarantee Period if that option is chosen, and it will end for either option if the Policy fails the monthly premium test or the diversification test.

Please refer to the Policy for additional information on the Guaranteed Minimum Death Benefit provisions or ask a Registered Representative for a personalized illustration of these options.

CHANGES IN DEATH BENEFIT AMOUNTS

An increase or a decrease in the death benefit of the Policy may be requested by the Owner. This request must be received by our Customer Service Center at least 30 days prior to the Policy anniversary. Any change in coverage may not be for an amount less than $1,000.

Any changes in the death benefit of the Policy will go into effect as of the Policy anniversary on or following the date we approve the request for the change. After the request is approved, we will send a new Schedule which will include the Stated Death Benefit, the benefit under any Riders, if applicable, the guaranteed cost of insurance rates, the guideline annual premium and the new Surrender Charge. This notice should be attached to the Policy. We may also ask that the Policy be returned to our Customer Service Center so that we can note the change in the Schedule.

________________________________________________________________________________
                                      25
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

While the Policy is in force, increases in its Target or Stated Death Benefit may be made prior to the Policy Anniversary on which the Insured is Age 86. The Stated Death Benefit may be decreased if the request occurs at least two years from the Policy Date or at least two years after an increase is made. Decreases in the death benefit may not decrease the Stated Death Benefit below $50,000; (however, we may allow decreases below $50,000 for group or sponsored arrangements or corporate purchasers). There may be tax consequences to the decrease, See Life Insurance Definition, page 42, and Modified
Endowment Contracts, page 43.

If the death benefit is increased, satisfactory evidence must be provided that the Insured is still insurable.

Unless indicated otherwise, any request for an increase to the Target Death Benefit will be assumed to also be a request for an increase to the Stated Death Benefit so that the amount of the Adjustable Term Insurance Rider, if it is included with the Policy at the time of the increase, will not change. The Target Death Benefit may be changed only once each Policy year and any such change will be effective as of the Policy anniversary.

A requested increase in the Stated Death Benefit will create a new coverage segment for which cost of insurance and other charges will be computed separately. See CHARGES, DEDUCTIONS AND REFUND, page 35. (Increases in Stated Death Benefit resulting from death benefit option changes do not create new coverage segments, rather, they merely increase the size of the existing segment(s) of Stated Death Benefit.) As discussed below, once created, a new coverage segment of Stated Death Benefit can never be entirely eliminated unless required differently by state law.

If an increase creates a new coverage segment of Stated Death Benefit, premiums paid after the increase will be allocated to the original and the new coverage segments in the same proportion that the guideline annual premiums defined by the Federal income tax laws for each segment bear to the sum of the guideline annual premiums for all base segments. The guideline annual premiums will be shown in the Schedule for each coverage segment. Net Amount at Risk will be allocated to each coverage segment in the same proportion that the Stated Death Benefit for that segment bears to the sum of the Stated Death Benefit for all segments.

Requested reductions in the death benefit will first be applied to reduce the Target Death Benefit. The Stated Death Benefit will be decreased only after Adjustable Term Insurance Rider coverage has been reduced to zero. If more than one coverage segment of Stated Death Benefit exists, any subsequent reduction in Stated Death Benefit will be allocated between coverage segments in the same proportion that the Stated Death Benefit of each segment bears to the total Stated Death Benefit prior to the reduction unless required differently by state law.

If the reduction decreases the Stated Death Benefit during the Surrender Charge period, the Surrender Charge on the remaining Stated Death Benefit will be reduced; however, we will deduct an amount equal to the reduction in the Surrender Charge from the Account Value. See Surrender Charge, page 38.

In some cases, we may not approve a change requested because it would disqualify the Policy as life insurance under applicable Federal income tax law. If we do not approve a change, we will provide notification of our decision about making the change. See TAX CONSIDERATIONS, page 42.

An increase in death benefit may be canceled by the Owner within 10 days after receipt of a new Schedule showing the increase or as otherwise specified by law. If an increase is canceled, we will refund any charges attributable to the increase. If a scheduled change is canceled or the Owner asks for an unscheduled decrease to the Target Death Benefit, we may eliminate any future scheduled increases to the Target Death Benefit.

BENEFITS AT MATURITY

If the Insured is still living on the Maturity Date, we will pay the Net Account Value to the Policy Owner. The Net Account Value is the Account Value reduced by any outstanding Policy Loan and accrued loan interest. The Policy will then end. The Maturity Date is the Policy anniversary nearest the date on which the Insured attains Age 100.

ADDITIONAL BENEFITS

The Policy may include additional benefits, which are also attached to the Policy by Rider. A charge will be deducted monthly from the Account Value for each additional benefit chosen. These benefits may be canceled at any time. See Modified Endowment Contracts, page 43, for information on the tax effect of adding or canceling these benefits. More details will be included in the Policy if any of these benefits are chosen.

From time to time we may make available Riders other than those listed below. Contact your Registered Representative for a complete list of the Riders available.

Certain Riders may not be available for all Policies.

________________________________________________________________________________
                                      26
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

ACCIDENTAL DEATH BENEFIT RIDER

This rider will pay the benefit amount selected if the Insured dies as a result of an accident or if the Insured dies within 90 days of an injury sustained in an accident and the death occurs prior to the Insured's Age 70.

ADJUSTABLE TERM INSURANCE RIDER

The Death Proceeds may be increased by adding the Adjustable Term Insurance Rider on the life of the Insured. As the name suggests, the Adjustable Term Insurance Rider adjusts over time.

At issue, a schedule of death benefits called the Target Death Benefit is specified at levels to meet projected needs in the future. The Target Death Benefit may be set to vary as often as each Policy year. The Target Death Benefit will be listed in the Schedule.

Subject to our rules, the Target Death Benefit schedule may be changed after issue. See Changes In Death Benefit Amounts, page 25.

The amount of Adjustable Term Insurance Rider in force at any time is the amount needed to fill the difference between the Target Death Benefit selected and the Base Death Benefit in effect. The Adjustable Term Insurance Rider is dynamic in that it adjusts daily for variations in the Base Death Benefit resulting from compliance with the Federal income tax law definition of life insurance test you have chosen.

For example, assume the Base Death Benefit increases due to compliance with the Federal income tax law definition of life insurance. The Adjustable Term Insurance Rider will adjust to provide Death Proceeds equal to the Target Death Benefit in each year:

Base Death    Target Death     Adjustable Term
Benefit       Benefit       Insurance Rider Amount
------------  ------------  ----------------------
201,500            250,000                  48,500
202,500            250,000                  47,500
202,250            250,000                  47,750

Since the Adjustable Term Insurance Rider is dynamic, it is possible that the Adjustable Term Insurance Rider amount may be eliminated entirely as a result of increases in the Base Death Benefit due to the Federal income tax law definition of life insurance requirements. Using the example outlined above, if the Base Death Benefit under the Policy grew to $250,000, the Adjustable Term Insurance Rider amount would be reduced to zero. (It can never be reduced below zero.) Even though the Adjustable Term Insurance Rider amount is reduced to zero, the Rider will remain in effect until it is removed from the Policy. Therefore, if the Base Death Benefit under the Policy is subsequently reduced below the Target Death Benefit, the Adjustable Term Insurance Rider amount will reappear as needed to maintain the Target Death Benefit at the requested level. Partial Withdrawals and Base decreases may reduce the amount of the Target Death Benefit. See Partial Withdrawals, page 32.

We generally restrict the amount of the Target Death Benefit to an amount not more than ten times the Stated Death Benefit. For example, if the Stated Death Benefit is $100,000 then the maximum amount of Target Death Benefit we will allow will be $1,000,000.

Given the flexible nature of the Adjustable Term Insurance Rider, there is no defined premium for the amount of coverage. Instead, a cost of insurance charge is deducted monthly from the Account Value for the Adjustable Term Insurance Rider amount in effect. The cost of insurance charge may be lower than the rates applicable to the Base Death Benefit in the early Policy years, and may be higher in the later Policy years. See Cost of Insurance Charges, page 36. Since there is no defined premium related to the Adjustable Term Insurance Rider, there are no sales or Surrender Charges associated with this coverage; therefore, any increase in the Target Death Benefit which does not increase the Stated Death Benefit will not increase the total Surrender Charge for the Policy; any decrease in the Adjustable Term Insurance Rider coverage will not cause a Surrender Charge to be incurred. See Changes In Death Benefit Amounts, page 25.

ADDITIONAL INSURED RIDER

This Rider provides for death benefits upon the death of immediate family members other than the Insured. A maximum of nine Additional Insured Riders may be added to the Policy. The minimum amount of coverage for each Rider is $10,000 and the maximum coverage for all Additional Insured Riders combined equals five times the Stated Death Benefit of the Policy.

CHILDREN'S INSURANCE RIDER

This Rider will allow the addition of death benefit coverage on children. It also provides for coverage for children by birth or legal adoption upon attainment of 15 days of age without presenting evidence of insurability.

RIGHT TO EXCHANGE RIDER

This Rider allows the Owner to change the person insured under the Policy. A change of the Insured may have

________________________________________________________________________________
                                      27
First Line

Federal income tax consequences. If an exchange of Insured occurs, the cost of insurance charges in the future may change but the Account Value will remain unchanged as of the exchange date. There is no charge for this Rider.

GUARANTEED INSURABILITY RIDER

This Rider will allow increases in the Stated Death Benefit without providing us with evidence that the Insured remains insurable. Increases are limited in amount and timing.

WAIVER OF COST OF INSURANCE RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, the monthly expense charges, cost of insurance charges and Rider charges will be waived and therefore not deducted from the Account Value. If this rider is added to the Policy, the Waiver of Specified Premium Rider may not also be added.

WAIVER OF SPECIFIED PREMIUM RIDER

This Rider provides that during the total disability of the Insured, while the Policy remains in force, a specified premium will be credited monthly to the Policy. In the application the amount of premium is selected, within limits, that will be waived. If this Rider is added to your Policy, the Waiver of Cost of Insurance Rider may not also be added.

POLICY VALUES

ACCOUNT VALUE

The Account Value is the sum of the amounts in the Guaranteed Interest Division and in the various Divisions of our Variable Account. It also includes any amount we have set aside in the Loan Division to secure any outstanding Policy Loan. The Account Value therefore reflects all premiums paid, charges made, Loans and Partial Withdrawals taken, investment experience of the Variable Account and earnings accrued in the Guaranteed Interest and Loan Divisions.

CASH SURRENDER VALUE

The Cash Surrender Value of the Policy equals the Account Value less any Surrender Charge.

NET CASH SURRENDER VALUE

The Net Cash Surrender Value of the Policy is equal to the Cash Surrender Value less the amount of any outstanding Policy Loan and any accrued loan interest.

NET ACCOUNT VALUE

The Net Account Value of the Policy is equal to the Account Value less the amount of any outstanding Policy Loan and any accrued loan interest.

DETERMINING THE VALUE IN THE DIVISIONS OF THE VARIABLE ACCOUNT

The amounts included in the Divisions of the Variable Account are measured in terms of Accumulation Units and Accumulation Unit Values. On any given day, the value of the amount in a Division of the Variable Account is equal to the Accumulation Unit Value times the number of Accumulation Units credited in that Division. The Accumulation Units of each Division of the Variable Account will have different Accumulation Unit Values.

Accumulation Units of a Division are purchased whenever premiums are allocated or amounts are transferred to that Division (including transfers from the Loan Division). Accumulation Units are redeemed when Partial Withdrawals are taken or amounts are transferred from a Division of the Variable Account (including transfers to the Loan Division) and to pay the death benefit when the Insured dies. We also redeem Accumulation Units for the monthly deductions from the Account Value, for Policy transaction charges and Surrender Charges, if any.

The number of Accumulation Units purchased or redeemed in a Division of the Variable Account as of any Valuation Date is calculated by dividing the dollar amount of the transaction by the Division's Accumulation Unit Value calculated after the close of business that day. The Accumulation Unit Value of each Division fluctuates with the investment experience of the corresponding Portfolio and reflects the investment income, realized and unrealized capital gains and losses and expenses of the Portfolio. The Accumulation Unit Values also reflect the mortality and expense risk charges we make each day to the Variable Account. See How We Calculate Accumulation Unit Values for Each Division, page 29.

Transactions are processed as of the Transaction Date. The Transaction Date is the date we receive a premium or an acceptable written or telephone request at our Customer Service Center. If the premium or request reaches our Customer Service Center on a day which is

________________________________________________________________________________
                                      28
FirstLine
not a Valuation Date, or after the close of business on a Valuation Date (that is, after 4:00 p.m. Eastern Time), the Transaction Date will be the next succeeding Valuation Date.

Monthly deductions against the Account Value are made as of the Monthly Processing Date. Transaction charges or Surrender Charges are made as of the effective date of the transaction.

The value of any amount allocated to a Division of our Variable Account will go up or down depending on the investment experience of that Division. For amounts allocated to the Divisions of the Variable Account, there is no guaranteed minimum cash value.

HOW WE CALCULATE ACCUMULATION UNIT VALUES FOR EACH DIVISION

We determine Accumulation Unit Values for the Divisions of the Variable Account as of each Valuation Date. All Policy transactions are performed as of a Valuation Date.

The Accumulation Unit Value for each Division will generally be set at $10 on the first Valuation Date that there are Policy transactions in that Division of the Variable Account. After that, the Accumulation Unit Value as of any Valuation Date is equal to the Accumulation Unit Value for the preceding Valuation Date multiplied by the Accumulation Experience Factor for that Division for the Valuation Period.

We calculate an Accumulation Experience Factor for each Division every Valuation Date as follows:

  1. We take the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business that Valuation Date (before giving effect to any Policy transactions for that day, such as premium payments or surrenders). For this purpose, we use the share value reported to us by the managers of the Portfolio.

  2. We add any dividends or capital gains distributions declared and reinvested by the Portfolio during the Valuation Period. We subtract from this amount a charge for taxes, if any.

  3. We divide this amount by the value of the shares belonging to the Division in the corresponding Portfolio as of the close of business on the preceding Valuation Date. This amount represents the gross experience factor per Accumulation Unit, before reduction for the expenses of the Variable Account.

  4. We subtract a charge for the mortality and expense risk assumed by us under the Policy. The daily charge is .002055% of the Accumulation Unit Value, which is equivalent to an annual rate of .75% of the Accumulation Unit Value. If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

The resulting amount is the Accumulation Experience Factor for the Valuation Period.

TRANSFERS OF ACCOUNT VALUES

After the Free Look Period, up to 12 transfers between Divisions of the Variable Account or to the Guaranteed Interest Division may be made in each Policy year without charge. There is no limit on the number of transfers, but we charge a fee of $25 for each additional transfer beyond the first 12. Transfers due to the operation of Automatic Rebalancing or Dollar Cost Averaging are not included in determining the limit on transfers without a charge. To make a transfer, write to our Customer Service Center. The transfer will take effect as of the Valuation Date we receive the request. The minimum amount we will transfer on any date is $100. This minimum need not come from any one Division or be transferred to any one Division as long as the total amount requested to be transferred equals at least the minimum. However, we will transfer the entire amount in any Division of the Variable Account from which a transfer is requested, if the amount remaining in that Division is less than $100.

We reserve the right to limit excessive trading activity, which can disrupt Portfolio management strategy and increase Portfolio expenses. For example, we may refuse to accept or may place certain restrictions on transfers made by third-party agents acting on behalf of multiple Owners or made pursuant to market timing services when we determine, at our sole discretion, that such transfers will be detrimental to the Portfolios and the Owners as a whole. Such transfers may cause increased trading and transaction costs, disruption of planned investment strategies, forced and unplanned portfolio turnover, and lost opportunity costs, and may subject the Portfolios to large asset swings that diminish the Portfolios' ability to provide maximum investment return to all Owners.

Transfers to or from the Guaranteed Interest Division are described below. Once during the first 30 days of each Policy year, amounts may be transferred from the

________________________________________________________________________________
                                      29
FirstLine

Guaranteed Interest Division. Transfer requests received within 30 days prior to the Policy anniversary will be deemed to occur as of the Policy anniversary. Transfer requests received on the Policy anniversary or within the following 30 days will be processed. Transfer requests received at any other time will not be processed. Transfers of the Account Value to the Guaranteed Interest Division are not limited to this 30-day period. Transfer amounts from the Guaranteed Interest Division to the Divisions of the Variable Account are limited to the greatest of (i) 25% of the balance in the Guaranteed Interest Division at the time of the first transfer or withdrawal in that Policy year, (ii) the sum of the amounts transferred and withdrawn from the Guaranteed Interest Division in the prior Policy year or, (iii) $100.

If telephone privileges have been elected in an application or sent by written notice to our Customer Service Center, transfers may be made by telephoning our Customer Service Center. See Telephone Privileges, page 50.

DOLLAR COST AVERAGING

We offer a feature called Dollar Cost Averaging to Owners who have at least $10,000 of Account Value invested in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio of the Variable Account. The main objective of Dollar Cost Averaging is to protect the investment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Division if the value per unit that month is low, and fewer units are purchased if the value per unit that month is high. This plan of investing reduces the risk of investing too much when the price of shares is high and too little when the price of shares is low.

With Dollar Cost Averaging, a designated dollar amount of the Account Value will be transferred automatically each month from the selected Division to one or more other Divisions of the Variable Account. (Dollar Cost Averaging transfers may not be made to the Guaranteed Interest Division.) Percentage allocations of the transfer amount must be designated as whole number percentages; no specific dollar designation may be made to the Divisions of the Variable Account. If the Owner elects to transfer to a particular Division, the minimum percentage that may be transferred to that Division is 1% of the total amount transferred. A date for Dollar Cost Averaging to terminate may be specified. A dollar amount may be specified so that when the balance remaining in either the Division investing in the Fidelity VIP Money Market Portfolio or the Neuberger & Berman AMT Limited Maturity Bond Portfolio reaches this dollar amount, Dollar Cost Averaging will terminate.

The monthly transfer under Dollar Cost Averaging may be no less than $100 per month and may be no more than one twelfth of the Account Value at the time Dollar Cost Averaging is elected in the Division from which the Dollar Cost Averaging transfers are to be made. Each automatic monthly transfer will take place on the Monthly Processing Date beginning with the first Monthly Processing Date which is at least 30 days after our receipt of the request for Dollar Cost Averaging. However, in no event will Dollar Cost Averaging begin before the Monthly Processing Date following the end of the Free Look Period. If on any Monthly Processing Date, the amount in the Division from which transfers are to be made is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and Dollar Cost Averaging will end. The amount to be transferred or the Divisions to which transfers are to be made may be changed once each Policy year. Dollar Cost Averaging may be canceled completely by sending satisfactory notice to our Customer Service Center at least seven days before the next transfer date.

If both Dollar Cost Averaging and Automatic Rebalancing are elected, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin. Dollar Cost Averaging is available without charge.

If telephone privileges have been elected in an application or written notice has been sent to our Customer Service Center requesting this privilege, changes to Dollar Cost Averaging can be made by telephoning our Customer Service Center. See Telephone Privileges, page 50.

AUTOMATIC REBALANCING

Automatic Rebalancing provides a method for maintaining a balanced approach to investing Account Values and for simplifying the process of asset allocation over time. During the operation of Automatic Rebalancing, transfers among Divisions may be accomplished only by changing premium allocation percentages.

The Automatic Rebalancing feature may be elected by application or at any subsequent time by completing the appropriate form. Automatic Rebalancing matches Account Value allocations over time to the allocation percentages for new premiums. As of the first Valuation Date of each calendar quarter, we will automatically rebalance the amounts in each of the Divisions to match

________________________________________________________________________________
                                      30
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

the current premium allocation percentages. This will rebalance the amounts in the Divisions that may be out of line with the allocation percentages, which may result, for example, from Divisions which underperform the other Divisions in certain quarters.

If this feature is elected, as of the first Valuation Date of the next calendar quarter we will transfer amounts among the Divisions so that the ratio of the Account Value in each Division to the total Account Value matches the selected allocation percentage for that Division.

If Automatic Rebalancing is elected with the Policy application, the first transfer will occur as of the first Valuation Date of the next calendar quarter following the end of the Free Look Period. If this feature is elected after the Policy Date, the first transfer will be processed as of the first Valuation Date of the next calendar quarter after we receive notification at our Customer Service Center and the Free Look Period has ended.

The allocation percentages for Automatic Rebalancing may be changed at any time and the Account Value will be reallocated as of the Valuation Date that we receive the allocation instructions at our Customer Service Center. Any reduction in the allocation to the Guaranteed Interest Division, however, will be considered a transfer from that Division and, therefore, must comply with the maximum transfer amount and time limitation of transfers from the Guaranteed Interest Division, as described in Transfers of Account Values, page 29. We will not process an Automatic Rebalancing allocation request which is in conflict with these provisions.

The Automatic Rebalancing feature may be terminated at any time, so long as we receive notice of the termination at least seven days prior to the first Valuation Date of the next calendar quarter. If the Guarantee Period is in effect and Automatic Rebalancing is terminated, diversification of the Net Account Value must be maintained for the guarantee to continue. See Guaranteed Minimum Death Benefit Provision, page 24. If the Automatic Rebalancing feature is active on the Policy and an allocation is requested which does not meet the requirements, we will notify the Owner that the allocation must be changed.

Any transfers as a result of the operation of the Automatic Rebalancing feature are not counted toward the limit of 12 transfers that can be made each Policy year without a transfer charge. However, we will charge a fee of $25 each time a premium allocation is changed more often than five times per Policy year; otherwise, there is no charge for this feature.

If both Automatic Rebalancing and Dollar Cost Averaging have been elected, Dollar Cost Averaging will take place first. As of the first Valuation Date of the next calendar quarter after Dollar Cost Averaging has terminated, Automatic Rebalancing will begin.

If telephone privileges have been elected in an application or written notice has been sent to our Customer Service Center requesting this privilege, changes to your Automatic Rebalancing options can be made by telephoning our Customer Service Center. See Telephone Privileges, page 50.

POLICY LOANS

At any time after the first Policy anniversary or as otherwise required by law, the Owner may borrow against the Policy by using it as security for a loan. The amount borrowed is called a Policy Loan. Unless otherwise required by state law, any new Policy Loan must be at least $100. The maximum amount which can be borrowed as of any Valuation Date equals (a) minus (b) where (a) is equal to:
1.) Cash Surrender Value minus 12 times the current monthly deduction; 2.) multiplied by 1.03; 3.) divided by 1.0375; and where (b) is equal to any outstanding Policy Loan and accrued loan interest. Maximum loan amount may be different if required by state law. Requests for a Policy Loan may be made by contacting our Customer Service Center.

Loan interest charges on a Policy Loan accrue daily at a compound annual interest rate of 3.75%. Interest is due in arrears on each Policy anniversary. If the interest is not paid when it is due, it will be added to the Policy Loan as of the Policy anniversary.

If an additional loan is requested, the amount requested will be added to the outstanding Policy Loan so only one loan is outstanding at any time. Repayment of all or part of the Policy Loan may be made at any time while the Policy is in force. Unless otherwise indicated, we will assume that any payments, other than Scheduled Premiums, constitute Policy Loan repayments and not premiums.

When a Policy Loan is taken, or if the loan interest is not paid on the Policy anniversary, an amount equal to the Policy Loan amount or interest due is transferred from the Divisions of the Variable Account and the Guaranteed Interest Division to the Loan Division to secure the loan. The Loan Division is part of our General Account, separate from the Guaranteed Interest Division. When transfers are made to the Loan Division, units of the Variable Account Divisions are redeemed sufficient to cover the amount of the loan which is taken from the Variable Account. We will deduct the amount transferred from each Division in the same proportion that the Account Value in that Division bears to the Net Account

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                                      31
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

Value immediately prior to the loan transaction. The amounts in each Division will be determined as of the Valuation Date we receive the request for a loan. The Loan Division is credited as of each Valuation Date with interest at a compound annual rate of 3% in all Policy years.

On Policy anniversaries, the amount of interest credited to the Loan Division for the Policy year will be transferred from the Loan Division. When a loan repayment is made, an amount equal to the payment is transferred from the Loan Division. Amounts transferred from the Loan Division will be allocated to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion as the current premium allocation unless a different allocation is requested.

A Loan against the Policy will have a permanent effect on the Account Value and, therefore, on the benefits under this Policy, even if the Loan is repaid. When borrowing against the Policy, an amount equal to the Policy Loan is set aside in the Loan Division where it earns a guaranteed rate of interest. Premiums may not be allocated to or amounts transferred to the Loan Division other than by borrowing additional amounts. If not repaid, the Policy Loan and accrued loan interest will be deducted from the amount of the Death Proceeds paid, the Cash Surrender Value paid on surrender, or the Account Value upon maturity. It may also have an effect on the Guarantee Period and on the length of time the Policy remains in force, since in many cases the Policy will lapse when the Cash Surrender Value minus Policy Loans and accrued loan interest is insufficient to cover the monthly deductions against the Policy's Account Value.

If telephone privileges have been elected in an application or written notice sent to our Customer Service Center requesting this privilege, a Policy Loan may be requested by telephoning our Customer Service Center. Any telephone request for a Policy Loan must be for an amount less than $25,000. See Telephone Privileges, page 50.

Loans may have adverse Tax Consequences. See Modified Endowment Contracts, page 43.

PARTIAL WITHDRAWALS

A Partial Withdrawal may be requested on any Monthly Processing Date after the first Policy anniversary by writing to us at our Customer Service Center. Only one Partial Withdrawal per Policy year is allowed.

The minimum Partial Withdrawal is $100. The maximum Partial Withdrawal is the amount which will leave $500 as the Net Cash Surrender Value. If a withdrawal of more than this maximum is requested, we will require a full surrender of this Policy. When a Partial Withdrawal is taken, the amount of the withdrawal plus a service fee is deducted from the Account Value. In addition, a Surrender Charge will be deducted from the Account Value if the Partial Withdrawal causes a reduction in the Stated Death Benefit. See Surrender Charge, page 38.

The Stated Death Benefit is not reduced by a Partial Withdrawal taken when the Base Death Benefit has been increased to qualify the Policy as life insurance under the Federal income tax laws (see Life Insurance Definition, page 42) and the amount withdrawn is no greater than that amount which reduces the Account Value to the level which no longer requires the Base Death Benefit to be increased for Federal income tax law purposes.

For a Policy under an Option 1 death benefit, the Stated Death Benefit is not reduced by a Partial Withdrawal in the circumstances described above. In addition, if no more than 16 years have elapsed since the Policy Date and the Insured is not yet Age 81, a Partial Withdrawal of an amount up to 10% of the Account Value or, if greater, 5% of the Stated Death Benefit, calculated immediately before the Partial Withdrawal is taken will not reduce the Stated Death Benefit. Any additional amount withdrawn reduces the Stated Death Benefit by that additional amount.

For a Policy under an Option 2 death benefit, a Partial Withdrawal does not reduce the Stated Death Benefit.

For a Policy under an Option 3 death benefit, the Stated Death Benefit may be reduced by the amount of the Partial Withdrawal in excess of premiums paid minus Partial Withdrawals taken to the date of the Partial Withdrawal (the excess will be treated as if the Policy were under death benefit option 1).

No Partial Withdrawal will be allowed if the Stated Death Benefit remaining in force after the Partial Withdrawal would be reduced below $50,000. This minimum may be lowered for group or sponsored arrangements or corporate purchasers. See Group or Sponsored Arrangements or Corporate Purchasers, page 42.

Under any death benefit option, if the Base Death Benefit has been increased in order to qualify the Policy as a life insurance contract under the Federal income tax laws, the Partial Withdrawal reduces the Base Death Benefit by an amount greater than the withdrawal but in no event below the Stated Death Benefit remaining in force after the Partial Withdrawal.


A partial withdrawal may also reduce the Target Death Benefit.

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                                      32
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

Unless otherwise indicated, we will make the withdrawal from the Guaranteed Interest Division and the Divisions of the Variable Account in the same proportion that each Division bears to the Net Account Value immediately prior to the withdrawal. Withdrawals from the Guaranteed Interest Division may not exceed an amount that is greater than the total withdrawal times the ratio of the Account Value in the Guaranteed Interest Division to the total Net Account Value immediately prior to the withdrawal.

We will send a new Schedule to reflect the effect of the withdrawal if there is a change to the Stated Death Benefit or to the Target Death Benefit. We may ask that the Policy be returned to our Customer Service Center to make this change. The withdrawal and any reductions in death benefits will be effective as of the Valuation Date after we receive the request.

If telephone privileges have been elected Partial Withdrawals may be requested by telephoning our Customer Service Center. Any telephone request for a Partial Withdrawal must be for an amount less than $25,000. See Telephone Privileges, page 50.

Partial Withdrawals may have adverse tax consequences. See Modified Endowment Contracts, page 43.

SURRENDER

During the first 14 Policy years, the Cash Surrender Value is the amount of the Account Value minus the Surrender Charge. See Surrender Charge, page 40. If the Stated Death Benefit of the Policy has not been increased, after 14 Policy years the Cash Surrender Value and Account Value will be equal. A new 14 year Surrender Charge period will apply to any Stated Death Benefit segment of the Policy which is created upon a requested increase in the Stated Death Benefit. If such an increase occurs, the Account Value and Cash Surrender Value will be equal only after the end of the new 14 year period.

The Policy may be surrendered for its Net Cash Surrender Value at any time while the Insured is living. This may be done by sending a written request and the Policy to our Customer Service Center. The Net Cash Surrender Value of the Policy equals the Cash Surrender Value minus any Policy Loan and accrued loan interest. We will compute the Net Cash Surrender Value as of the Valuation Date we receive the request and the Policy at our Customer Service Center, and all insurance coverage will end as of that date.

A surrender of the Policy for its Net Cash Surrender Value may have adverse tax consequences. See Modified Endowment Contracts, page 43.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the date we issue the Policy or add a coverage segment, the Policy provides a right to exchange the Policy from one in which the investment experience is not guaranteed into a guaranteed Policy unless required differently by state law. This is accomplished by the transfer of the entire amount in the Divisions of the Variable Account to the Guaranteed Interest Division, and the allocation of all future premium payments to the Guaranteed Interest Division. This will, in effect, serve as an exchange of the Policy for the equivalent of a flexible premium universal life insurance policy. No charge will be imposed on the transfer in exercising this exchange privilege. See The Guaranteed Interest Division, page 20.

When this right is exercised, we will not allow allocation of future premium payments or transfers to the Divisions of the Variable Account.

LAPSE

Insurance coverage will continue as long as the Net Cash Surrender Value of the Policy is sufficient to pay all the deductions that are taken out of the Account Value each month. In addition, during the first three Policy years (the special continuation period), if on each Monthly Processing Date the sum of the premiums paid, less the sum of Partial Withdrawals, any outstanding Policy Loan and accrued loan interest is greater than or equal to one twelfth of the Minimum Annual Premium times the number of completed Policy months, then the Policy and all attached Riders are guaranteed not to lapse, regardless of the Net Cash Surrender Value.

IF GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS NOT IN EFFECT

Unless the Guaranteed Minimum Death Benefit provision is in effect or the special continuation period is in effect and its requirements have been met, the Policy including all attached Riders will lapse in its entirety on any Monthly Processing Date that the Net Cash Surrender Value of the Policy is not sufficient to pay all the monthly deductions from the Account Value. A 61-day grace period will begin on that Monthly Processing Date. See Grace Period, page 34.

If we do not receive payment of the requested amount in full within the 61 days, the Policy and all Riders attached will lapse without value. We will withdraw any remaining balance of the Account Value from the Divisions of the Variable Account and the Guaranteed Interest Division. We will apply any deductions owed to us against the

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                                      33
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

Account Value, including any applicable Surrender Charge. We will inform the Owner that the Policy has ended without value.

If the Insured dies during the grace period, we will pay the Death Proceeds to the Beneficiary that reflect reductions for Policy Loans, accrued loan interest and any monthly deductions due.

IF THE GUARANTEED MINIMUM DEATH BENEFIT PROVISION IS IN EFFECT

After the special continuation period if the Guaranteed Minimum Death Benefit provision is in effect, the Stated Death Benefit of the Policy will not lapse during the Guarantee Period even if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date. (See Guaranteed Minimum Death Benefit Provision, page 24.)

The benefits provided by Riders attached to the Policy and any amount by which the Base Death Benefit exceeds the Stated Death Benefit are not protected by the Guaranteed Minimum Death Benefit Provision. Therefore, these portions of the benefits will lapse if the Net Cash Surrender Value is not sufficient to cover all the deductions from the Account Value on any Monthly Processing Date (unless the Policy is in the 3 year special continuation period).

While the Guaranteed Minimum Death Benefit provision applies, unless the policy is in the three year special continuation period, the Account Value may be reduced by monthly deductions, but not below zero. Any monthly deductions during the Guarantee Period which would reduce the Account Value below zero will be permanently waived.

The Guaranteed Minimum Death Benefit provision will be terminated if the Policy does not meet the monthly premium test or if the Net Account Value is not diversified according to our requirements as explained in Requirements to Maintain the Guaranteed Period, page 25. If the Guaranteed Minimum Death Benefit provision is terminated the normal test for lapse will resume. See Lapse, page 33.

GRACE PERIOD

If the following conditions occur as of a Monthly Processing Date, the Policy will enter into the 61-day Grace Period:

  (i)   The Net Cash Surrender Value is zero or less;

  (ii)  The Guarantee Period has expired or been terminated; and

  (iii) The three year special continuation period has expired or the required premium has not been paid.

We will, at least 30 days before the end of a grace period, notify the Owner or any assignee in writing at the last known address on our records that the grace period has begun. The notification will include the amount of premium payment necessary to reinstate the Policy and all Riders attached. The premium required to reinstate the Policy is generally the amount of past due charges plus the amount that will cover estimated monthly deductions for the Policy and all attached Riders for the following two months. If we receive payment of this amount before the end of the grace period, we will use the amount sent to make the overdue deductions. Any balance remaining will be applied to the Account Value in the same manner as other premium payments.

REINSTATEMENT

The Policy and its Riders may be reinstated within five years after the beginning of the grace period for failure to pay sufficient premiums prior to the end of the grace period. Unless otherwise required by state law, we will reinstate the Policy and any Riders if:

     (i)    The Policy has not been surrendered for its Net Cash Surrender
            Value;

     (ii) Evidence satisfactory to us that the Insured and the Insureds under any Riders are still insurable according to our normal rules of underwriting for this type of Policy is provided to us; and

     (iii) A premium payment sufficient to keep the Policy and any Riders in force from the beginning of the grace period to the end of the expired grace period and for two months following the date of the reinstatement is made (unless required differently by state law).

The reinstatement will be effective as of the Monthly Processing Date following our approval of the reinstatement application. Upon reinstatement of the Policy, the Surrender Charges will be reinstated for the amount and duration remaining at the time the Policy lapsed. We will also reinstate any Policy Loan which existed when coverage ended, with accrued loan interest to the date of lapse. Net Premiums received after reinstatement will be allocated according to the premium allocation instructions in effect at the start of the grace period or as otherwise directed.

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                                      34
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

CHARGES, DEDUCTIONS AND REFUND

DEDUCTIONS FROM PREMIUMS

Unless a loan is outstanding (see Policy Loans, page 31), any payment received before the Maturity Date is considered a premium. Certain expenses are deducted from the premium payments. The remainder of each premium (the Net Premium) is then added to the Account Value. The expenses which are deducted from the premium include the Tax Charges and the Sales Charge.

TAX CHARGES

All states levy taxes on life insurance premium payments. The amount of these taxes vary from state to state, and may vary from jurisdiction to jurisdiction within a state. We currently deduct an amount equal to 2.5% of each premium to pay applicable premium taxes. The 2.5% rate approximates the average tax rate we expect to pay on premiums from all states.

A charge currently equal to 1.5% of each premium payment is deducted to cover our estimated cost for the Federal income tax treatment of deferred acquisition costs determined solely by the amount of life insurance premiums we receive. This charge for deferred acquisition costs is reasonable in relation to Security Life's increased Federal income tax burden under Internal Revenue Code Section 848 resulting from the receipt of premium payments.

Except as limited by state law, we reserve the right to increase or decrease the premium expense charge for taxes due to any change in tax law. We further reserve the right to increase or decrease the premium expense charge for the Federal income tax treatment of deferred acquisition costs due to any change in the cost to us.

SALES CHARGE

A percentage of each premium is deducted to compensate us for a portion of the cost of selling the Policy. The percentage deducted is determined by the Insured's Age on the Policy Date or the date of an increase in coverage:

               Age of Insured   Sales Charge Percentage
               ---------------  -----------------------
                   0 - 49                2.25%
                  50 - 59                3.25%
                  60 - 85                4.25%

These deductions from premiums are only a portion of the total sales charge that will be assessed against the Account Value in the event the Policy is surrendered during the 14 Policy years following the Policy Date or 14 Policy years following an increase to the Stated Death Benefit. See Surrender Charge, page 38.

For a Policy with multiple coverage segments of Stated Death Benefit, premiums paid are allocated to the segments in the same proportion that the guideline annual premium (as defined by the Federal income tax law) for each segment bears to the total guideline annual premium for the Stated Death Benefit of the Policy.

The sales charge covers the cost of distribution, costs of preparing our sales literature, other promotional expenses, and other direct and indirect expenses. The amount of this charge cannot be specifically related to sales expenses in a particular year since we recover these costs over the period the Policies remain in effect. We pay the sales expenses from our own resources, including this sales charge, any sales Surrender Charge we may collect and any profit we may earn on the other charges deducted under the Policy. The sales charge may be reduced or waived for certain group or sponsored arrangements or corporate purchasers.

DAILY DEDUCTIONS FROM THE VARIABLE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

Each day a charge is deducted for mortality and expense risks we assume. This charge is equal to 0.002055% per day of the amount in the Divisions of the Variable Account, which is equivalent to an annual rate of 0.75% of the portion of the Account Value allocated to the Variable Account.

We assess the mortality and expense risk charge to compensate us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet our actual claims. The expense risk we assume is that other expenses we incur in issuing and administering the Policies and operating the Variable Account will be greater than the amount we estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the Policies. We may use this profit for other purposes, including any distribution

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                                      35
FirstLine
expenses not covered by the sales charge or sales Surrender Charge.

This charge is not assessed against the amount of the Account Value which is allocated to the Guaranteed Interest Division, nor to amounts in the Loan Division. We credit the Account Value with a persistency refund equivalent to 0.5% per year for each coverage segment of Stated Death Benefit that has been in force for at least 10 Policy years, which effectively reduces the charge for mortality and expense risks. See Persistency Refund, page 37.

MONTHLY DEDUCTIONS FROM THE ACCOUNT VALUE

The following charges are deducted from the Account Value on each Monthly Processing Date. These deductions are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value as of the Monthly Processing Date.

INITIAL POLICY CHARGE

The initial Policy charge is $10 per month for the first three Policy years. This charge covers the costs of setting up the Policy, other than sales expenses, such as application processing, medical examinations, establishment of Policy records and insurance underwriting costs. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

MONTHLY ADMINISTRATIVE CHARGE

This charge is comprised of a per Policy charge of $3 per month plus a charge of $0.0125 per thousand of Stated Death Benefit (or Target Death Benefit, if greater), and is guaranteed never to exceed this amount. The per thousand charge is limited to $15 per month. This charge is designed to cover the ongoing costs of maintaining the Policy, such as premium billing and collections, claim processing, Policy transactions, recordkeeping, reporting and other communications with Owners, and other expenses and overhead. This charge is designed to reimburse us for expenses and we do not expect to gain from it.

COST OF INSURANCE CHARGES

The cost of insurance charges compensate us for the anticipated cost of paying the amount of the Death Proceeds that exceeds the Account Value upon the death of the Insured. The cost of insurance charges are calculated monthly, and equal our current monthly cost of insurance rate times the Net Amount at Risk for each portion of the death benefit. Net Amount at Risk for each portion of the death benefit is calculated at the beginning of the Policy month. The Net Amount at Risk for the Base Death Benefit is equal to the difference between the current Base Death Benefit and the amount of the Account Value. For this purpose, the amount of the Account Value is determined after deduction of charges and Rider charges due on that date, other than cost of insurance charges for the Base Death Benefit, any Adjustable Term Insurance Rider and Waiver of Cost of Insurance Rider. The Net Amount at Risk for the Adjustable Term Insurance Rider is equal to the amount of the benefit provided. If the Base Death Benefit at the beginning of the month is increased due to the requirements of Federal income tax law definition of life insurance, Net Amount at Risk for the Base Death Benefit that month will also increase, and the Net Amount at Risk for the Adjustable Term Insurance Rider will be reduced. Therefore, the amount of the cost of insurance charges will vary from month to month with changes in the Net Amount at Risk, changes in the relative makeup of the death benefit, and with increasing Age of the Insured.

The cost of insurance rates are based on the Age, sex and Premium Class of the Insured on the Policy Date or at the time a Base coverage segment is added. Unisex rates are used where appropriate under applicable law, currently including the state of Montana and any Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. Net Amount at Risk is allocated to Stated Death Benefit coverage segments in the same proportion that the Stated Death Benefit of each segment bears to the sum of the Stated Death Benefit for all coverage segments as of the Monthly Processing Date. Separate cost of insurance rates apply to the Base Death Benefit, the Adjustable Term Insurance Rider and any additional Base coverage segments. In addition, rates are greater for Policies with Stated Death Benefit (or Target Death Benefit, if any) that is less than $100,000 on the Policy Date. We may change these rates from time to time, but they will never be more than the guaranteed maximum rates set forth in the Policy, which are based on the 1980 Commissioner's Standard Ordinary Mortality Tables. The maximum rates for the new coverage segment will be printed in the Schedule which we will provide.

CHARGES FOR ADDITIONAL BENEFITS

The cost of any additional benefits added by Rider will be deducted monthly on the Monthly Processing Date. We

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                                      36
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

may change these charges, but the Schedule contains tables showing the guaranteed maximum rates for all of these benefits. See Addotional Benefit, page 28.

GUARANTEED MINIMUM DEATH BENEFIT CHARGE

If the Guaranteed Minimum Death Benefit is elected, we currently charge $0.005 per thousand of Stated Death Benefit each month during the Guarantee Period. This charge is guaranteed never to exceed $0.01 per thousand of Stated Death Benefit each month.

CHANGES IN MONTHLY CHARGES

Any changes in the cost of insurance charges, charges for additional benefits, or guaranteed minimum death benefit charge will be made by class of Insured and will be based on changes in future expectations about such things as investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes. In no event will they exceed the guaranteed maximum rates defined in the Policy.

POLICY TRANSACTION FEES

In addition to the deductions described above, we charge fees for certain Policy transactions.

Transaction fees are taken from the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the total Net Account Value immediately after the transaction.

PARTIAL WITHDRAWAL

A service fee equal to the lesser of $25 or 2% of the amount requested will be charged against the Account Value for each Partial Withdrawal. In addition, a Surrender Charge may be deducted from the Account Value. See Parital Withdrawals, page 37.

TRANSFERS

We charge a fee of $25 for each additional transfer beyond the first twelve in a Policy year. See Transfer of Account Values, page 29. All transfers included in one transfer request count as a single transfer when we calculate the fee. There will not be a transfer fee if transferring the Account Value into the Guaranteed Interest Division pursuant to the Exchange Right provided by this Policy. See Right to Exchange Policy, page 14.

PREMIUM ALLOCATION CHARGES

We charge a fee of $25 each time the premium allocation is changed beyond five times per Policy year.

ILLUSTRATIONS

We reserve the right to charge a fee, not to exceed $25, for Policy illustrations in excess of one per Policy year.

PERSISTENCY REFUND

Long term Owners of FirstLine will receive a persistency refund.

Each month the Policy or a coverage segment of Stated Death Benefit remains in force after its tenth Policy anniversary, we will credit the Account Value with a refund equivalent to 0.5% of the Account Value on an annual basis for that segment (0.04167% monthly). The Account Value will be allocated to each coverage segment based upon the number of completed Policy years that segment has been in force and the size of the guideline annual premium as defined by the Federal income tax law definition of life insurance.

The Persistency refund will be added to the Divisions of the Variable Account and the Guaranteed Interest Division in the same proportion that the Account Value in each Division bears to the Net Account Value as of the Monthly Processing Date.

The following is an example of how the persistency refund affects the Account Value each month if the policy has no loan:

Account Value = $10,000 (all in the Variable Divisions)

Monthly persistency refund Rate = .0004167

Persistency refund = 10,000 x .0004167 = $4.17

                             Before           After
                             Persistency      Persistency
                             Refund           Refund
                             ------           ------
Variable                     $10,000.00       $10,004.17
Divisions

The following is an example of how the persistency refund affects the Account Value each month if the Policy has a loan:

Account Value = $10,000

Account Value in the Variable Divisions = $5,000

Account Value in the Loan Division = $5,000

Monthly persistency refund Rate = .0004167

________________________________________________________________________________
                                      37
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

Persistency refund = 10,000 x .0004167 = $4.17

                             Before              After Persistency
                             Persistency         Refund
                             Refund
Variable Divisions           $ 5,000.00          $ 5,004.17

Loan Division                $ 5,000.00          $ 5,000.00

SURRENDER CHARGE

We assess a Surrender Charge against the Account Value upon a surrender, reduction in Stated Death Benefit or lapse of the Policy in the first 14 Policy years, or the 14 Policy years following an addition of a new coverage segment of Stated Death Benefit. The Surrender Charge is designed to recover our expenses in issuing and distributing Policies. The Surrender Charge consists of two charges: an administrative Surrender Charge and a sales Surrender Charge.

During the first 14 years of the Policy or within 14 years of an increase in the Stated Death Benefit, if the Owner requests a decrease to the Stated Death Benefit of the Policy or takes a Partial Withdrawal which decreases the Stated Death Benefit, we will deduct a portion of the Surrender Charge from the Account Value. The amount of the Surrender Charge which will be deducted from the Account Value will equal the Surrender Charge in effect before the reduction minus the Surrender Charge in effect after the reduction.

A decrease to the Stated Death Benefit as a result of a change to the death benefit option does not result in a Surrender Charge deduction from the Account Value and future Surrender Charges will not be reduced.

An increase to the Stated Death Benefit as a result of a change to the death benefit option does not result in an increase in the maximum sales Surrender Charge. All other increases in Stated Death Benefit will increase the maximum sales and administrative Surrender Charges.

If the maximum Surrender Charge is changed, we will send a new Schedule that shows the new maximum Surrender Charge. Maximum Surrender Charges apply only if the Policy is surrendered or lapses (after paying enough premiums to reach the maximum Surrender Charge).

ADMINISTRATIVE SURRENDER CHARGE

The administrative Surrender Charge is equal to a dollar amount for each $1,000 of Stated Death Benefit. This dollar amount is based on the Insured's Age at the Policy Date or the time that a new Stated Death Benefit coverage segment is added:

                   Administrative Surrender Charge Per
 Insured's Age      Thousand of Stated Death Benefit
 -------------      --------------------------------
    0 - 39                         $2.50
   40 - 49                         $3.50
   50 - 59                         $4.50
   60 - 69                         $5.50
  70 and above                     $6.50

For example, the administrative Surrender Charge will be $350 for a Policy with a Stated Death Benefit of $100,000 if the Insured is 40 on the Policy Date.

The amount of the charge stays level for the first seven Policy years following the effective date of a coverage segment, then decreases at the beginning of each Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th year or the year in which the Insured reaches Age 98, whichever is earlier.

During the first 14 Policy years or within 14 Policy years of an increase in the Stated Death Benefit, if a decrease to the Stated Death Benefit is requested or a Partial Withdrawal is taken which causes the Stated Death Benefit to decrease, the administrative Surrender Charge will decrease in the same proportion that the Stated Death Benefit decreases. The amount by which the Administrative Surrender charge decreases will be deducted from the Account Value.

The administrative Surrender Charge is designed to partially cover the administrative expenses associated with setting up the Policy (other than sales expenses), such as application processing, establishment of Policy records and insurance underwriting costs. It also includes costs associated with the development and operation of our systems for administering the policies. We do not expect to profit from the administrative Surrender Charge.

SALES SURRENDER CHARGE

The sales Surrender Charge is calculated for each Stated Death Benefit segment. It is calculated by allocating premiums paid to Stated Death Benefit segments in the same proportion that the guideline annual premium as defined by the Federal income tax laws for each segment bear to the sum of the guideline annual premiums for all Base segments. The sales Surrender Charge is equal to 25% of paid premiums up to the Target Premium for the segment of Base Death Benefit without any substandard ratings (Base Standard Target Premium) plus 5% of any premiums paid in the first seven Policy years following

________________________________________________________________________________
                                      38
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

the effective date of a coverage segment in excess of the Base Standard Target Premium for the segment. The sales Surrender Charge will not exceed 50% of the Base Standard Target Premium. Target Premiums are not based on the Scheduled Premium determined when the Policy was purchased. Target Premiums are actuarially determined based on the Age, sex and Premium Class of the Insured. See Premiums, page 21. The Target Premium for the Policy and any Stated Death Benefit coverage segments added since the Policy Date will be listed in the Schedule.

The maximum sales Surrender Charge for the Stated Death Benefit will be shown in the Schedule attached to the Policy.

The maximum sales Surrender Charge for a Stated Death Benefit segment remains level for the first seven Policy years following the effective date of a coverage segment, then decreases at the beginning of each Policy year by 12.5% of the amount in effect at the end of the seventh Policy year until it reaches zero at the beginning of the 15th Policy year or the year in which the Insured reaches Age 98, whichever is earlier.

Upon a decrease in the Stated Death Benefit other than due to a change in the death benefit option, the Target Premium for each segment will be reduced in the same proportion that the Stated Death Benefit is reduced.

If the new Target Premium for each Stated Death Benefit segment is greater than or equal to the sum of the paid premiums which are allocated to the segment, the maximum sales Surrender Charge in the future will be reduced, but a sales Surrender Charge will not be deducted from the Account Value.

If the new Target Premium for each Stated Death Benefit segment is less than the sum of the paid premiums which are allocated to the segment, the maximum sales Surrender Charge in the future will be reduced and a sales Surrender Charge will be deducted from the Account Value. The new sales Surrender Charge will be recalculated as if the new Target Premium was always in effect for the segment. A deduction equal to the difference between the sales Surrender Charge prior to the decrease less the sales Surrender Charge after the decrease will be taken from the Account Value.

If a decrease to the Stated Death Benefit, or a Partial Withdrawal which causes the Stated Death Benefit to be reduced is requested, more than seven years following the Policy Date or the date of an increase to the Stated Death Benefit, the maximum sales Surrender Charge in the future will be reduced in the same proportion that the Stated Death Benefit is reduced.

The amount of the sales Surrender Charge in a Policy year is not necessarily related to our actual sales expenses in that year. To the extent sales expenses are not covered by the sales Surrender Charge, we will cover them from other funds.

________________________________________________________________________________
                                      39
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

EXAMPLES OF THE CALCULATION OF SURRENDER CHARGE FOLLOW:

If the Stated Death Benefit is $100,000 for an Insured Age 45 on the Policy Date and the Target Premium on this Policy is $1,500, the actual Surrender Charge assuming that a $1,000 premium is paid each Policy year is shown in the table below:

    Policy      Administrative Surrender  Sales Surrender  Actual Surrender
     Year              Charge                 Charge            Charge
       1              $350.00                 $250.00          $ 600.00
       2               350.00                  400.00            750.00
       3               350.00                  450.00            800.00
       4               350.00                  500.00            850.00
       5               350.00                  550.00            900.00
       6               350.00                  600.00            950.00
       7               350.00                  650.00           1000.00
       8               306.25                  568.75            875.00
       9               262.50                  487.50            750.00
      10               218.75                  406.25            625.00
      11               175.00                  325.00            500.00
      12               131.25                  243.75            375.00
      13                87.50                  162.50            250.00
      14                43.75                   81.25            125.00
      15                 0.00                    0.00              0.00

If the Stated Death Benefit is reduced on the third Policy anniversary to $90,000, the Target Premium will be reduced proportionately and will then equal $1,350 (90% of $1,500). A sales Surrender Charge in the amount of $30 (the difference between the sales Surrender Charge immediately prior to the decrease and the sales Surrender Charge calculated assuming the new Target Premium was always in effect for the Policy) and an administrative Surrender Charge in the amount of $35 ($350 - $315 where $315 is equal to 90% of the original administrative Surrender Charge of $350) will be deducted from the Account Value. The resulting actual Surrender Charge for each Policy year is shown below:

    Policy      Administrative Surrender  Sales Surrender  Actual Surrender
     Year                Charge               Charge            Charge
       1                 $350.00              $250.00           $600.00
       2                  350.00               400.00            750.00
       3                  350.00               450.00            800.00
       4                  315.00               470.00            785.00
       5                  315.00               520.00            835.00
       6                  315.00               570.00            885.00
       7                  315.00               620.00            935.00
       8                  275.63               542.50            818.13
       9                  236.25               465.00            701.25
      10                  196.88               387.50            584.38
      11                  157.50               310.00            467.50
      12                  118.13               232.50            350.63
      13                   78.75               155.00            233.75
      14                   39.38                77.50            116.88
      15                    0.00                 0.00              0.00

CHARGES FROM PORTFOLIOS

The Variable Account purchases shares of the Portfolios at net asset value. The price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolio. The following table describes these investment management fees and other direct expenses of the Portfolios.

________________________________________________________________________________
                                      40
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

PORTFOLIO ANNUAL EXPENSES (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)/1/


                                                                                                     TOTAL PORTFOLIO
                                                                                                     ---------------
                         PORTFOLIO                            MANAGEMENT FEES       OTHER EXPRESS       EXPENSES
                         ---------                            ---------------       -------------       --------
NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST/2/
     Limited Maturity Bond Portfolio                              0.65%                   0.13%             0.78%
     Growth Portfolio                                             0.83%                   0.09%             0.92%
     Partners Portfolio                                           0.84%                   0.11%             0.95%
     Government Income Portfolio                                  0.00%                   1.02%             1.02%
THE ALGER AMERICAN FUND
     Alger American Small Capitalization Portfolio                0.85%                   0.03%             0.88%
     Alger American MidCap Growth Portfolio                       0.80%                   0.04%             0.84%
     Alger American Growth Portfolio                              0.75%                   0.04%             0.79%
     Alger American Leveraged AllCap Portfolio                    0.85%                   0.24%/3/          1.09%/3/
FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     VIP Growth Portfolio                                         0.61%                   0.08%             0.69%/4/
     VIP Overseas Portfolio                                       0.76%                   0.17%             0.93%/4/
     VIP Money Market Portfolio                                   0.21%                   0.09%             0.30%
FIDELITY VARIABLE INSURANCE PRODUCTS FUND  II
     VIP II Asset Manager Portfolio                               0.64%                   0.10%             0.74%/4/
     VIP II Index 500 Portfolio                                   0.13%                   0.15%             0.28%/5/
INVESCO VARIABLE INVESTMENT FUNDS, INC.
     INVESCO VIF - Total Return Portfolio                         0.75%                   0.19%             0.94%/6/7/
     INVESCO VIF - Industrial Income Portfolio                    0.75%                   0.20%             0.95%/6/8/
     INVESCO VIF - High Yield Portfolio                           0.60%                   0.27%             0.87%/6/9/
     INVESCO VIF - Utilities Portfolio                            0.60%                   0.56%             1.16%/6/10/
VAN ECK WORLDWIDE INSURANCE TRUST
     Worldwide Hard Assets Fund (formerly Gold and Natural
      Resources Fund)                                             1.00%                   0.24%             1.24%
     Worldwide Balanced Fund                                      0.00%/11/               0.00%/11/         0.00%/11/

____________________

/1/ The preceding Portfolio expense information was provided to us by the Portfolios, and we have not independently verified such information. These Portfolio expenses are not direct charges against Division assets or reduction from Contract values; rather these Portfolio expenses are taken into consideration in computing each underlying Portfolio's net asset value, which the share price used to calculate the unit values of the Divisions. For a more complete description of the Portfolios' costs and expenses, see the prospectuses for the Portfolios.

/2/ Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investable assets in a corresponding series ("Series") of Advisers Managers Trust. Expenses in the table reflect expenses of the Portfolios and include each Portfolio's pro rata portion of the operating expenses of each Portfolio's corresponding Series. The Portfolios pay Neuberger & Berman Management, Inc. ("NBMI"), an administration fee based on the Portfolios' net asset value. Each Portfolio's corresponding Series pays NBMI a management fee based on the Series' average daily net assets. Accordingly, this table combines management fees at the Series level and administration fees at the Portfolio level in a unified fee rate. See "Expenses" in the Trust's Prospectus. Expenses reflect expense reimbursement. NBMI has voluntarily undertaken to limit the Portfolios' compensation of NBMI and excluding taxes, interest, extraordinary expense, brokerage commissions and transaction costs, that exceed 1% of the Portfolios' average daily net asset value. These expense reimbursement policies are subject to termination upon 60 days written notice to the Portfolios.

/3/ The Alger American Leverage AllCap Portfolio's "Other Expenses" includes 0.03% of interest expense.

/4/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.67% for Growth Portfolio, 0.92% for Overseas Portfolio, and 0.73% for Asset Manager Portfolio.

/5/ FMR agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the funds' management fee, other expenses and total expenses would have been 0.28%, 0.15% and 0.43% respectively for Index 500 Portfolio on a annualized basis.

/6/ The Portfolios' custodian fees were reduced under an expense offset arrangement. In addition, certain expenses of the Portfolio's are being absorbed voluntarily by INVESCO Funds Group, Inc. ("IFG"). The above ratios reflect total expenses, less expenses absorbed by IFG, prior to any expense offset.

/7/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period December 31, 1994. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 1.30%, 2.51% and 16.44%, respectively, and ratio of net investment income to average net assets would have been 3.08%, 2.41% and (11.72%), respectively.

/8/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.19%, 2.31% and 32.55%, respectively, and ratio of net investment income to average net assets would have been 2.63%, 2.22% and (30.07%), respectively.

/9/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995 and the period ended December 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32%, 2.71% and 30.38% respectively, and ratio of net investment income to average net assets would have been 8.74%, 7.05% and (26.92%), respectively.

/10/ Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended December 31, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio expenses to average net assets would have been 5.36%, and 57.13%, respectively, and ratio of net investment income to average net assets would have been (1.28%), and (52.86), respectively.

/11/ The Portfolio's expenses were voluntarily reduced by the Portfolio's investment manager. Absent such reimbursement, "Management Fees", "Other Expenses" and "Total Portfolio Expenses" would have been 0.75%, 0.60% and 1.35%, respectively. "Other Expenses" of 0.60% are based on a net asset estimation of $30 million.

________________________________________________________________________________
                                      41
FirstLine

GROUP OR SPONSORED ARRANGEMENTS OR CORPORATE PURCHASERS

This Policy is available for purchase by individuals, corporations and other institutions. For group or sponsored arrangements (including home office employees of Security Life) and for corporate purchases or special exchange programs which Security Life may offer from time to time, we may reduce or eliminate the Surrender Charge, the length of time a Surrender Charge applies, the administrative charge, the minimum Stated Death Benefit, the maximum Target Death Benefit, the Minimum Annual Premium, the Target Premium, the sales charges, cost of insurance charges, or other charges normally assessed to reflect the expected economies resulting from a group or sponsored arrangement or a corporate purchaser. We may also allow Partial Withdrawals to be taken without a Surrender Charge. Group arrangements include those in which a trustee, an employer or an association either purchases Policies covering a group of individuals on a group basis or endorses the Policy to a group of individuals. Sponsored arrangements include those in which an employer or association allows us to offer Policies to its employees or members on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Policy is approved. We may change these rules from time to time. Any variation in the Surrender Charge, administrative charge or other charges, fees and privileges will reflect differences in costs or services and will not be unfairly discriminatory.


OTHER CHARGES

Under current law we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves (except to the extent the Federal deferred acquisition cost may be considered such a tax). Consequently, no charge is currently being made to any Division of our Variable Account for our Federal income taxes. We reserve the right, however, to make such a charge in the future if the tax law changes and we incur Federal income tax which is attributable to the Variable Account.

We must pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At the present time, these taxes are not substantial. However, if these taxes increase, we also reserve the right to make charges for such taxes when they are attributable to our Variable Account.


TAX CONSIDERATIONS

The following discussion provides a general description of the Federal income tax consequences of the Policy, based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS. This discussion is general in nature, and should not be considered tax advice. Further, it is not intended to present an exhaustive survey of all the tax issues that might arise under the Policy. Because of the complexity of the laws and the fact that tax results will vary according to the particular circumstances of the Owner, a legal or tax adviser should be consulted prior to purchasing the Policy.

LIFE INSURANCE DEFINITION

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth the definition of a life insurance contract for Federal tax purposes. The entire death benefit of a life insurance contract is excludable from gross income of the beneficiary under Section 101(a)(l) of the Code. However, there are exceptions to this general rule such as transfers for value and distributions from a policy owned by a qualified plan. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing
Section 7702. While proposed regulations and other interim guidance has been issued, final regulations have not been adopted. In short, guidance as to how
Section 7702 is to be adopted is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not qualify for the favorable tax treatment normally provided to a life insurance policy.

Section 7702 provides that if one of two alternate tests are met, a Policy will be treated as a life insurance policy for Federal income tax purposes. These tests are referred to as the "Cash Value Accumulation Test" and the "Guideline Premium/Cash Value Corridor Test."

Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough death benefit in relation to Account Value at all times. The death benefit at all times must be at least equal to an actuarially determined factor, depending on the Insured's Age, sex and Premium Class at any point in time, times the Account Value. See, page

________________________________________________________________________________
                                      42
FirstLine

65, for a table of the Cash Value Accumulation Test factors.

The Guideline Premium/Cash Value Corridor Test provides for a maximum premium in relation to the Death Benefit, and a minimum "corridor" of death benefit in relation to Account Value. In most situations, the death benefit that results from the Guideline Premium/Cash Value Corridor Test will ultimately be less than the amount of death benefit required under the Cash Value Accumulation Test. See APPENDIX B, page 9, for a table of the Guideline Premium/Cash Value Corridor Test factors.

This Policy allows the Owner to choose, at the time of application, which of these tests we will always apply to the Policy. A choice of tests is irrevocable. Regardless of which test is chosen, we will at all times assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for Federal income tax purposes. In addition, so long as the Policy remains in force, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until there is a distribution from the Policy, such as a Partial Withdrawal or loan.

The favorable tax treatment of Section 101(a) will not apply to benefits paid at maturity of the Policy (age 100). See Benefits, at Maturity page 26. Also, any interest payment accrued on Death Proceeds paid either as a lump sum or other than in one lump sum may be subject to tax. See Settlement, page 50.

The Federal government has in the past and may in the future consider new legislation or regulations that, if enacted, could change the Federal income tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. Such concerns should be addressed by a legal or tax adviser.

DIVERSIFICATION REQUIREMENTS

In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of separate accounts such as the Variable Account be adequately diversified. Regulations issued by the Secretary of the Treasury set the standards for measuring the adequacy of this diversification. To be adequately diversified, each Division of the Variable Account must meet certain tests. A variable life policy that is not adequately diversified under these regulations would not be treated as life insurance under Section 7702 of the Code. If this were to occur, the Owner would be subject to Federal income tax on the income under the Policy as it is earned. The Portfolios in which the Variable Account invests have provided certain assurances that they will meet the applicable diversification standards.

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includabled in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury also announced, in connection with the issuance of temporary regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy holders were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Security Life does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury has stated it expects to issue. Security Life therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account or to otherwise qualify the Policy for favorable tax treatment.

MODIFIED ENDOWMENT CONTRACTS

Code Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts", which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a

________________________________________________________________________________
                                      43
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

Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and the Account Value at the time of such change and the additional premiums paid in the seven years following the material change.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent adviser to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract. Security Life will, however, monitor Policies and will attempt to notify an Owner on a timely basis if the Owner's Policy becomes a Modified Endowment Contract.

TAX TREATMENT OF PREMIUMS

No deduction is allowed for premiums paid on any life insurance policy covering the life of any officer or employee, or of any person financially interested in any business carried on by the taxpayer, when the taxpayer is a beneficiary (directly or indirectly) under such policy.


Consult your tax adviser for advice on the availability of deductions.


LOANS, LAPSES, SURRENDERS AND WITHDRAWALS

IF THE POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT

If a Policy is not a Modified Endowment Contract, as long as it remains in force, a loan under the Policy will be treated as indebtedness and no part of the loan will be subject to current Federal income tax. Interest paid (or accrued by an accrual basis taxpayer) on the loan may or may not be tax deductible. Consult your tax adviser for advice on the availability of deductions.

Any time a Policy is surrendered or lapses, the excess, if any, of the Cash Surrender Value over the Owner's "investment in the Policy" will be subject to Federal income tax as ordinary income. ("investment in the Policy" means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.) It is important to note that for this calculation, if the Policy terminates while a Policy Loan is outstanding, the total amount of the loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. As a result, in certain circumstances this may result in taxable income to the Owner even though the Policy has no Net Cash Surrender Value.

Proceeds received on a Withdrawal may or may not be taxable depending on the Owner's particular circumstances. During the first 15 Policy years, the proceeds from a Partial Withdrawal could be subject to Federal income tax to the extent the Cash Surrender Value exceeds investment in the Policy. The portion subject to tax will depend upon the ratio of the death benefit to Account Value under the Policy and the Age of the Insured at the time of the withdrawal. After the first 15 Policy years, the proceeds from a Partial Withdrawal will not be subject to Federal income tax except to the extent such proceeds exceed investment in the Policy.

IF THE POLICY IS A MODIFIED ENDOWMENT CONTRACT

If a Policy is a Modified Endowment Contract, any pre-death distribution from the Policy will be taxed on an "income-first" basis, similar to the treatment of annuities for individuals. Distributions for this purpose include a surrender, Partial Withdrawal or Policy Loan, including any increase in a loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan. Any such distributions will be considered taxable income to the Owner to the extent the Account Value exceeds investment in the Policy immediately before the distribution. All Modified Endowment Contracts that are issued by Security Life (and its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the gross income under Code section 72(c).

A 10% penalty tax will also apply to the taxable portion of a distribution from a Modified Endowment Contract, unless an exception applies. The penalty tax will not

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apply to distributions (i) when the taxpayer is at least 59 1/2 years of age,
(ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic payments, made at least annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Since these exclusions do not apply to corporations or other business entities, the 10% penalty tax would always apply to these types of owners. If the Policy is surrendered, the excess, if any, of the Cash Surrender Value over investment in the Policy will be subject to Federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

If a Policy was not originally a Modified Endowment Contract but later becomes one, distributions that occur during the Policy year it becomes a Modified Endowment Contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, any distributions from the Policy made within two years before it becomes a Modified Endowment Contract will be treated as having been made in anticipation of the change and will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment could later become taxable as a distribution from a Modified Endowment Contract. The Treasury has been authorized to prescribe rules which would address this issue.

ALTERNATIVE MINIMUM TAX

For purposes of the alternative minimum tax adjusted current earnings adjustment, special rules apply with respect to life insurance contracts. Under these rules, death benefit proceeds are taken into account, increases in cash value attributable to investment performance are taken into account currently and the distribution tax rules apply in a modified form.


SECTION 1035 EXCHANGES


Section 1035 of the Internal Revenue Code generally provides that no gain or loss shall be recognized on the exchange of one life insurance policy for another life insurance policy or for an endowment or annuity contract. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 should consult their tax adviser.


TAX-EXEMPT POLICY OWNERS


Special rules may apply in the case of a Policy owned by a tax-exempt entity. Accordingly, tax-exempt entities should consult with a tax adviser regarding the consequences of purchasing and owning a Policy, including the effect, if any, on the tax-exempt status of the entity and the application of the unrelated business income tax.


CHANGES TO COMPLY WITH LAW

To assure that the Policy continues to qualify as life insurance under the Code, we reserve the right to decline to accept all or part of any premium payments, to decline to change death benefits, or to decline to make Partial Withdrawals that would cause the Policy to fail to qualify. We may also make changes in the Policy or its Riders, require additional premium payments or make distributions from the Policy to the extent we deem necessary to qualify the Policy as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. The Policy Owner will be given advance notice of such changes.

The tax law limits the allowable charges for mortality costs and other expenses that may be used in making calculations to determine whether a Policy qualifies as life insurance for Federal income tax purposes. These calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury has issued proposed regulations on the reasonableness standards for mortality charges. Security Life believes that the charges used for this purpose in the Policy should meet the current requirement for reasonableness. Security Life reserves the right to make modifications to the mortality charges if future regulations contain standards which make modification necessary in order to continue qualification of the Policy as life insurance for Federal income tax purposes.

In addition, assuming that the Policy is not intended by the Owner to be or become a Modified Endowment Contract, we will include an endorsement to the Policy whereby we reserve the right to amend the Policy, including any Rider, to assure that the Policy continues to comply with the seven-pay test for Federal income tax purposes. If at any time the premium paid under the Policy exceeds the seven-pay limit, we reserve the right to remove such excess premium or make any appropriate adjustments to the Policy's Account Value and death benefits. Any death benefit increase will cause an increase in the cost of insurance charges.

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OTHER

The Policies may be used in various arrangements, including qualified plan, nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the Owner is contemplating the use of the Policies in any arrangement the value of which depends in part on its tax consequences, the Owner should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

We are required to withhold income taxes from any portion of the amounts received by individuals in a taxable transaction, unless an election is made in writing not to have withholding apply. If the election not to have withholding is made, or if the amount withheld is insufficient, income taxes, and possibly penalties, may have to be paid later.

Federal estate and gift taxes and state and local inheritance, estate, and other tax consequences of ownership or receipt of Policy benefits depend on the particular jurisdiction and the circumstances of each Owner and Beneficiary.

QUALIFIED LEGAL OR TAX ADVISERS SHOULD BE CONSULTED FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.

ADDITIONAL INFORMATION ABOUT THE POLICY

VOTING PRIVILEGES

We invest the assets in the Divisions of the Variable Account in shares of the corresponding Portfolios. See Investment Objectives of the Portfolios, page 17. Security Life is the legal owner of the shares held in the Variable Account and, as such, has the right to vote on certain matters. Among other things, we may vote on any matters described in the Fund's current prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, to the extent required by the interpretations of the SEC, we give Owners the opportunity to tell us how to vote the number of shares that are attributable to their Policy. We will vote those shares at meetings of Portfolio shareholders according to their instructions. We will also vote any Portfolio shares that are not attributable to the Policies and shares for which instructions from Owners were not received, in the same proportion that Owners vote. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of a Portfolio in our own right or to restrict Owner voting, we reserve the right to do so.

Owners may participate in voting only on matters affecting the Portfolios in which the Owner's assets have been invested. We determine the number of Portfolio shares in each Division that are attributable to the Policy by dividing the amount in the Account Value allocated to that Division by the net asset value of one share of the corresponding Portfolio. The number of shares as to which instructions may be given will be determined as of the record date set by the Portfolio's Board for the Portfolio's shareholders meeting. We count fractional shares. Owners having a voting interest will be sent proxy material and a form for giving us voting instructions.

All Portfolio shares are entitled to one vote. The votes of all Portfolios are cast together on an aggregate basis, except on matters where the interests of the Portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one Portfolio is not needed in order to make a decision in another Portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular Portfolio or approval of an investment advisery agreement. Shareholders in a Portfolio not affected by a particular matter generally would not be entitled to vote on it.

The Boards of the Portfolios and Security Life and any other insurance companies participating in the Portfolios are required to monitor events to identify any material conflicts that may arise from the use of the Portfolios for variable life and variable annuity separate accounts. Conflict might arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any Portfolio, or differences in voting instructions given by owners of variable life insurance policies and variable annuity contracts. Shares of these Portfolios may also be sold to certain qualified pension and retirement plans qualifying under Section 401 of the Code that include cash or deferred arrangements under Section 401(k) of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners generally or certain classes of owners, and such retirement plans or participants in such retirement plans. If there is a material conflict, we will have an obligation to determine what action should be taken including the removal of the affected Portfolios from eligibility for investment by the

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Variable Account. We will consider taking other action to protect Owners.
However, there could be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

In certain cases, when required by state insurance regulatory authorities, we may disregard instructions relating to changes in the Portfolio's adviser or the investment policies of the Portfolios. In the event we do disregard voting instructions, we will include a summary of our actions and give our reasons in the next semi-annual report to Owners.

Under the Investment Company Act of 1940, certain actions affecting the Variable Account (such as some of those described under Right To Change Operations) may require Owner approval. In that case, Owners will be entitled to one vote for every $100 of value they have in the Divisions of the Variable Account. We will cast votes attributable to amounts in the Divisions of the Variable Account not attributable to Policies in the same proportions as votes cast by Owners.

RIGHT TO CHANGE OPERATIONS

Subject to state limitations, the Company may from time to time, change the investment objective of, or make the following changes to, the Variable
Account:

  (i) Make additional Divisions available. These Divisions will invest in Portfolios we find suitable for the Policy.

  (ii) Eliminate Divisions from the Variable Account, combine two or more Divisions, or substitute a new Portfolio for the Portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a Portfolio no longer suits the purposes of the Policy. This may also happen due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

  (iii) Transfer assets of the Variable Account, which we determine to be associated with the class of policies to which an Owner's Policy belongs, to another Variable Account.

  (iv)    Withdraw the Variable Account from registration under the 1940 Act.

  (v) Operate the Variable Account as a management investment company under the 1940 Act.

  (vi) Cause one or more Divisions to invest in a mutual fund other than or in addition to the Portfolios.

  (vii)   Discontinue the sale of Policies and certificates.

  (viii) Terminate any employer or plan trustee agreement with us pursuant to its terms.

  (ix)    Restrict or eliminate any voting rights as to the Variable Account.

  (x) Make any changes required by the 1940 Act or the rules or regulations thereunder.

No such changes will be made until it becomes effective with the SEC, or without any necessary approval of the applicable state insurance departments. Owners will be notified of any changes. If Owners then wish to transfer the amount they have in that Division to another Division of the Variable Account or to the Guaranteed Interest Division, they may do so, without charge, by notifying us. At the same time, they may also change how their Net Premiums and deductions are allocated.

REPORTS TO OWNERS

At the end of each Policy year we will send a report that shows the Total Policy Death Benefit (Base Death Benefit plus Adjustable Term Insurance Rider Death Benefit, if any), the Account Value, the Policy Loan plus accrued Loan Interest and Net Cash Surrender Value. We will also include information about the Divisions of the Variable Account. The report also shows any transactions involving the Account Value that occurred during the year such as premium allocations, deductions, and any loans or withdrawals in that year.

We will also send semi-annual reports with financial information on the Portfolios, including a list of the investments held by each Portfolio.

Confirmation notices will be sent during the year for certain Policy transactions.

OTHER GENERAL POLICY PROVISIONS

FREE LOOK PERIOD

Owners have the right to examine the Policy. If for any reason the Owner is not satisfied with the Policy when issued, the Policy may be returned to us or the Registered Representative within the time limit described below and it will be deemed void as of the Policy Date. A request to

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cancel this Policy must be postmarked no later than 10 days after it is received, or as otherwise specified by state law. The Policy will be deemed to have been received by the Owner 5 days after it is mailed from our Customer Service Center. If the Policy is canceled under this provision, we will refund an amount equal to the full amount of any premiums paid or as otherwise specified by state law. Insurance coverage ends when the request is sent.

Amounts allocated to the Divisions of the Variable Account will be held in the Division investing in the Fidelity VIP Money Market Portfolio until the end of the Free Look Period. At the end of the Free Look Period, this portion of the Account Value will be reallocated according to the most recent premium allocation instructions.

THE POLICY

This Policy is a contract between the Owner and us. The Policy, including a copy of the original application and any applications for an increase, Riders, endorsements, Schedule pages, and any reinstatement applications make up the entire contract between us. A copy of any application as well as a new Schedule will be attached or furnished for attachment to the Policy at the time of any change in coverage. In the absence of fraud, all statements made in any application will be considered representations and are not warranties. No statement will be used to deny a claim unless it is in an application.

All changes or amendments to this Policy made by us must be signed by a president or an officer of the Company and by our secretary or assistant secretary. No other person is authorized to change the terms or conditions of this policy.

AGE

This Policy is issued at the Age stated in the Schedule. This is the Insured's Age nearest birthday, calculated as of the Policy Date. The Age of the Insured at any time is calculated by adding the number of completed Policy years to the Age shown in the Schedule.

OWNERSHIP

The original Owner is the person named in the application. The Owner can exercise all rights and receive the benefits during the Insured's lifetime before the Maturity Date. This includes the right to change the Owner, Beneficiaries, and methods for the payment of proceeds. All rights of the Owner are subject to the rights of any assignee and any irrevocable Beneficiary.

An Owner may name a new Owner by giving us written notice. The effective date of the change to the new Owner will be the date the Owner signs the notice. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. A change in ownership may cause recognition of taxable income on gain, if any, to the old owner.

BENEFICIARY

The Owner names the Beneficiary when applying for the Policy. The primary Beneficiary surviving the Insured will receive any Death Proceeds which become payable. Surviving contingent Beneficiaries are paid Death Proceeds only if no primary Beneficiary has survived the Insured. If more than one Beneficiary survives the Insured, they will share the Death Proceeds equally, unless the designation provides otherwise. If there is no designated Beneficiary surviving, the Owner or Owner's estate will be paid the Death Proceeds.

The Beneficiary designation will be on file with us or at a location designated by us. The Owner may name a new Beneficiary during the Insured's lifetime. We will pay the proceeds to the most recent Beneficiary designation on file. We will not be subject to multiple payments.

COLLATERAL ASSIGNMENT

The Owner may assign this Policy as collateral security by sending written notice to us. Once it is recorded with us, the rights of the Owner and the Beneficiary are subject to the assignment, unless the Beneficiary was designated as an irrevocable Beneficiary prior to the assignment. It is the Owner's responsibility to make sure the assignment is valid.

INCONTESTABILITY

We can challenge the validity of the insurance Policy if it appears that there have been material misstatements in the application. However, there are limits as to how and when we can challenge the Policy.

 .    We will not contest the statements in the application attached at issue after the Policy has been in effect, during the Insured's lifetime, for two years from the Policy Date.
 .    We will not contest the statements in the application for any reinstatement after the reinstatement has been

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     in effect, during the Insured's lifetime, for two years from the effective date of such reinstatement.
 .    We will not contest the statements in the application for any coverage change that increases any benefit with respect to the Insured (such as an increase in Stated Death Benefit) after the change has been in effect, during the Insured's lifetime, for two years from the effective date of such increase.

We have the right to rescind this policy if we issued or reinstated the Policy based on a statement in an application, including a reinstatement application, that was false or misleading.

MISSTATEMENTS OF AGE OR SEX

If the Age or sex of the Insured has been misstated, the death benefit will be adjusted. The death benefit will be adjusted to the amount which would have been purchased for the Insured's correct Age and sex based on the cost of insurance charges which were deducted from the Account Value on the last Monthly Processing Date prior to the Insured's death or as otherwise required by state law. If unisex cost of insurance rates apply, we will not make an adjustment for a misstatement of sex.

SUICIDE

If the Insured commits suicide within two years of the Policy Date or date of reinstatement, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus the amount of any outstanding Policy Loan and accrued loan interest and minus any withdrawals, unless otherwise required by law. If the Insured has been changed and the new Insured dies by suicide within two years of the exchange date, the death benefit will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since that date, less the sum of any increases in Policy Loan, accrued loan interest and any Withdrawals since the exchange date. If the Insured commits suicide within two years after the effective date of an increase in the Stated Death Benefit or the Target Death Benefit requested, we will pay the death benefit which was in effect before the increase, plus a refund of the amount of the monthly cost of insurance deductions related to the increased death benefit, unless otherwise required by law.

PAYMENT

We will pay the Death Proceeds, Net Cash Surrender Value upon surrender, Partial Withdrawals, and loan proceeds within seven days after we receive the information required to process the payment. We will also execute a transfer among Divisions of the Variable Account as of the Valuation Date on or next following receipt of the request at our Customer Service Center. Transfers from the Guaranteed Interest Division to the Divisions of the Variable Account will be made only within the time periods indicated in this prospectus. See Transfers of Account Values, page 29.

We may, however, postpone the processing of any such transactions for any of the following reasons:

 .    When the NYSE is closed for trading;
 .    When trading on the NYSE is restricted by the SEC;
 .    When an emergency exists such that it is not reasonably practical to dispose of securities in the applicable Division of the Variable Account or to determine the value of its assets; or
 .    When a governmental body having jurisdiction over the Variable Account permits such suspension by order.

Rules and regulations of the SEC, if any, are applicable and will govern the determination as to whether the above conditions exist.

Death Proceeds are determined as of the Valuation Date we receive due proof of death of the Insured. Once we determine this amount, the Death Proceeds will not be affected by subsequent changes in the values of the Divisions of the Variable Account. We will pay interest at the rate declared by us or at any higher rate required by law from the date we determine the amount of the Death Proceeds to the date of payment.

Death Proceeds are not subject to deferment. However, we may defer for up to six months payment of any surrender proceeds, withdrawal amounts, or loan amounts from our Guaranteed Interest Division, unless otherwise required by law. We will pay interest at the rate declared by us or at any higher rate required by law from the date we receive the request if we delay payment more than 30 days.

NOTIFICATION AND CLAIMS PROCEDURES

We must receive in writing any election, designation, change, assignment, or request made by the Owner. It must be on a form acceptable to us. We are not liable for any action we take before we receive and record the written notice. We may require that the Policy be returned for any Policy change or upon its surrender.

In the event of an Insured's death while the Policy is in force please let us or the Registered Representative know

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as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, we may require proof of Age and a certified copy of a death certificate. We may also require the Beneficiary and the Insured's next of kin to sign authorizations as part of this process. These authorization forms allow us to obtain information about the Insured, including but not limited to medical records of physicians and hospitals used by the Insured.

TELEPHONE PRIVILEGES

If telephone privileges have been elected in a form required by us, transfers, changes in Dollar Cost Averaging and Automatic Rebalancing, or requests for Partial Withdrawals and Policy Loans may be made by telephoning our Customer Service Center.

Our Customer Service Center will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. A request for telephone privileges authorizes us to record telephone calls. If reasonable procedures are not used in confirming instructions, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to discontinue this privilege at any time.

NON-PARTICIPATING

The Policy does not participate in Security Life's surplus earnings.

DISTRIBUTION OF THE POLICIES

The principal underwriter (distributor) for the policies is ING America Equities, a wholly owned subsidiary of Security Life. ING America Equities is registered as a broker-dealer with the SEC and is a member of the NASD. We pay ING America Equities for acting as the principal underwriter under a Distribution Agreement.

We sell our Policies through Registered Representatives of other broker-dealers which have entered into selling agreements with us. These Registered Representatives are also licensed by state insurance officials to sell our variable life policies. Each of the broker-dealers we enter into selling agreements with are registered with the SEC and are members of the NASD.

Under these selling agreements, we pay a distribution allowance to the other broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy year, the distribution allowance may equal an amount up to 95% of the first Target Premium paid and 4% of premiums paid in excess of the first Target Premium. For Policy years 2 through 10, the allowance may equal an amount up to 4% of premiums paid in excess of the first Target Premium, and for subsequent Policy years 2% of premiums paid. Broker-dealers may also receive annual renewal compensation of up to 0.10% of the Net Account Value beginning in the tenth Policy year or after the Owner pays more than the guideline single premium determined in accordance with the Federal income tax law definition of life insurance, whichever is earlier. Compensation arrangements may vary among broker-dealers. In addition, we may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered Representatives who meet specified production levels may qualify, under our sales incentive programs, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise.

We pay the distribution allowance from our own resources (including any sales charges deducted from premiums and Surrender Charges we might collect).

SETTLEMENT PROVISIONS

During the Insured's lifetime, the Owner may elect that the Beneficiary receive the Death Proceeds other than in one sum. If an election has not been made, the Beneficiary may do so within 60 days after the Insured's death. The Owner may also elect to take the Net Cash Surrender Value other than in one sum.

Payments under these options are not affected by the investment experience of any Division of our Variable Account. Instead, interest accrues pursuant to the options chosen. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $2000 or more and any periodic payment will be at least $20.

The following payment options are available:

Option I:      Payouts for a Designated Period: Payouts will be made in 1, 2, 4 or 12 installments per year as elected for a designated period, which may be 5 to 30 years. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account

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               Value applied is shown in Settlement Option Table I in the
               Policy.

Option II:     Life Income with Payouts Guaranteed for a Designated Period:
               Payouts will be made in 1, 2, 4 or 12 installments per year throughout the payee's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. The installment dollar amounts will be equal except for any excess interest. The amount of the first monthly payout for each $1,000 of Account Value applied is shown in Settlement Option Table II in the Policy. This option is not available for ages not shown in this Table.

Option III:    Hold at Interest: Amounts may be left on deposit with us to be paid upon the death of the payee or at any earlier date elected.
               Interest on any unpaid balance will be at the rate declared by us or at any higher rate required by law. Interest may be accumulated or paid in 1, 2, 4 or 12 installments per year, as elected. Money may not be left on deposit for more than 30 years.

Option IV:     Payouts of a Designated Amount: Payouts will be made until proceeds, together with interest, which will be at the rate declared by us or at any higher rate required by law, are exhausted. Payouts will be made in 1, 2, 4, or 12 equal installments per year, as elected.

Option V:      Other: The Owner may ask us to apply the money under any option that we make available at the time the benefit is paid.

The Beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (the right to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving Age and survival.

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ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES AND SURRENDER VALUES, AND
ACCUMULATED PREMIUMS

The following tables illustrate how the key financial elements of the Policy work, specifically, how the death benefits, Account Values and Cash Surrender Values could vary over an extended period of time. In addition, each table compares these values with premiums paid accumulated with interest.

The Policies illustrated include the following:

                                    Definition
                            Death    of Life    Stated            Target
                 Smoker    Benefit  Insurance    Death             Death
   Sex     Age   Status    Option      Test     Benefit  Premium  Benefit  Page
--------------------------------------------------------------------------------
   Male     45  Nonsmoker    1       CVAT     200,000   $4,500    200,000   54

   Male     45  Nonsmoker    1       CVAT     100,000   $4,500    200,000   56

   Male     45  Nonsmoker    1        GP      200,000   $4,500    200,000   58


The tables show how death benefits, Account Values and Cash Surrender Values of a hypothetical Policy could vary over an extended period of time if the Divisions of the Variable Account had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the periods indicated in each table. The values will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the death benefits, Account Values and Cash Surrender Values will be different if the returns averaged 0%, 6% or 12% over a period of years but went above or below those figures in individual Policy years. These illustrations assume that no Policy Loan has been taken. The amounts shown would differ if female or unisex rates were used.

The third column of each table shows what would happen if an amount equal to the premiums were invested to earn interest, after taxes, of 5% compounded annually. All premium payments are illustrated as if they were made at the beginning of the year.

The amounts shown for death benefits, Account Values and Cash Surrender Values sections reflect the fact that the net investment return on the Policy is lower than the gross investment return on the Divisions of the Variable Account. This results from the charges levied against the Divisions of the Variable Account (i.e., the mortality and expense risk charge) as well as the premium loads, administrative charges and Surrender Charges. The difference between the Account Value and the Cash Surrender Value in the first 14 years is the Surrender Charge.

The tables illustrate cost of insurance and expense charges at both our current rates (which are described under Monthly Deductions from the Account Value, page
36) and at the maximum rates we guarantee in the Policies. The amounts shown at the end of each Policy year reflect a daily charge against the Variable Account Divisions. This charge includes the charge against the Variable Account for mortality and expense risks and the effect on each Division's investment experience of the charge to Portfolio assets for investment management and direct expenses. The mortality and expense risk fee is 0.75% annually on a guaranteed basis; illustrations showing current rates reflect a guaranteed persistency refund equivalent to 0.5% of the Account Value annually beginning after the 10th Policy anniversary.


The tables also reflect a daily investment advisery fee equivalent to an annual rate of .6886% of the aggregate average daily net assets of the Portfolios. This hypothetical rate is representative of the average maximum investment advisory fee applicable to the Divisions of the Variable Account. Other expenses of the Portfolios are assumed at the rate of .1598% of the average daily net assets of the Portfolio, which is an average of all the Portfolios' other expenses, including interest expenses. This amounts to .8484% of the average daily net assets of an investment division including the investment advisory fee. Actual fees vary by Portfolio and may be subject to agreements by the sponsor to waive or otherwise reimburse each investment Division for operating expenses which exceed certain limits. There can be no assurance that the expense reimbursement arrangements will continue in the future, and any unreimbursed expenses would be reflected in the values included on the tables.

________________________________________________________________________________
                                      52

FirstLine

The effect of these investment management, direct expenses and mortality and expense risk charges on a 0% gross rate of return would result in a net rate of return of (1.59)%, on 6% it would be 4.36%, and on 12% it would be 10.32%.

The tables assume the deduction of charges including administrative and sales charges. The tables reflect the fact that we do not currently make any charge against the Variable Account for state or Federal taxes. If such a charge is made in the future, it will take a higher gross rate of return than the rates shown to produce death benefits, Account Values, and Cash Surrender Values shown.

We will furnish, upon request, a comparable illustration based on the Age and sex of the proposed Insured, standard Premium Class assumptions and an initial Stated Death Benefit, death benefit option and Scheduled Premiums chosen and consistent with the Policy form. If the Owner purchases a Policy, we will deliver an individualized illustration reflecting the Scheduled Premium chosen and the Insured's actual risk class. After issuance we will provide upon request an illustration of future Policy benefits based on both guaranteed and current cost factor assumptions and actual Account Value.

________________________________________________________________________________
                                      53

FirstLine

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:



                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $  200000                           DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM: $ 4500.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                   ------------0.00%--------  ---------12.00%---------  -----------6.00%----------

                         PREMIUM              CASH                       CASH                       CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT    SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE    BENEFIT
    1            4500         4725      3322   1797   200000      3772    2247   200000     3547     2022    200000
    2            4500         9686      6551   4801   200000      7893    6143   200000     7208     5458    200000
    3            4500        14896      9685   7710   200000     12397   10422   200000    10986     9011    200000
    4            4500        20365     12842  10642   200000     17453   15253   200000    15009    12809    200000
    5            4500        26109     15899  13699   200000     22988   20788   200000    19160    16960    200000
    6            4500        32139     18855  16655   200000     29054   26854   200000    23445    21245    200000
    7            4500        38471     21700  19500   200000     35703   33503   200000    27861    25661    200000
    8            4500        45120     24426  22501   200000     42992   41067   200000    32406    30481    200000
    9            4500        52101     27027  25377   200000     50989   49339   200000    37083    35433    200000
   10            3030        57887     28125  26750   200000     58237   56862   200000    40439    39064    200000
   15            3933        91361     32518  32518   200000    108623  108623   200000    59248    59248    200000
   20            3933       139423     35811  35811   200000    201282  201282   245564    85123    85123    200000
   25            3933       200764     30368  30368   200000    354132  354132   410793   114583   114583    200000
   30            3933       279052      8110   8110   200000    604612  604612   646935   150272   150272    200000

   AGE 65        3933       150524     35568  35568   200000    226234  226234   271480    90679    90679    200000


THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      54

FirstLine

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                                 PRESENTED BY:



                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $   200000                          DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM: $ 4500.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                     ------------0.00%-------  ---------12.00%---------    ----------6.00%---------

                         PREMIUM              CASH                       CASH                       CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT    SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE    BENEFIT
    1            4500         4725      3530   2005   200000      3993    2468   200000     3762     2237    200000
    2            4500         9686      6860   5110   200000      8247    6497   200000     7539     5789    200000
    3            4500        14896      9990   8015   200000     12790   10815   200000    11333     9358    200000
    4            4500        20365     13144  10944   200000     17888   15688   200000    15373    13173    200000
    5            4500        26109     16198  13998   200000     23470   21270   200000    19541    17341    200000
    6            4500        32139     19150  16950   200000     29589   27389   200000    23845    21645    200000
    7            4500        38471     22022  19822   200000     36326   34126   200000    28311    26111    200000
    8            4500        45120     24824  22899   200000     43759   41834   200000    32957    31032    200000
    9            4500        52101     27582  25932   200000     51991   50341   200000    37819    36169    200000
   10            3030        57887     28910  27535   200000     59560   58185   200000    41438    40063    200000
   15            3933        91361     36291  36291   200000    113582  113582   200000    63570    63570    200000
   20            3933       139423     44643  44643   200000    212042  212042   258692    95405    95405    200000
   25            3933       200764     47886  47886   200000    375012  375012   435013   134588   134588    200000
   30            3933       279052     41723  41723   200000    643905  643905   688979   185749   185749    200000

   AGE 65        3933       150524     45773  45773   200000    238508  238508   286209   102554   102554    200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      55

FirstLine

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:



                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:  $ 100000                           DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:  $ 100000               ANNUAL PREMIUM: $ 4500.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                     --------0.00%----------   ----------12.00%--------  ------6.00%--------------

                         PREMIUM              CASH                       CASH                      CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT   SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE   BENEFIT
    1            4500         4725      3322   2447   200000      3772    2897   200000     3547    2672    200000
    2            4500         9686      6550   5450   200000      7892    6792   200000     7207    6107    200000
    3            4500        14896      9684   8584   200000     12396   11296   200000    10985    9885    200000
    4            4500        20365     12841  11741   200000     17451   16351   200000    15007   13907    200000
    5            4500        26109     15898  14798   200000     22986   21886   200000    19158   18058    200000
    6            4500        32139     18853  17753   200000     29052   27952   200000    23443   22343    200000
    7            4500        38471     21699  20599   200000     35701   34601   200000    27859   26759    200000
    8            4500        45120     24425  23462   200000     42989   42027   200000    32405   31442    200000
    9            4500        52101     27026  26201   200000     50986   50161   200000    37081   36256    200000
   10            4500        59431     29491  28804   200000     59766   59078   200000    41887   41199    200000
   15            4500       101959     40438  40438   200000    111672  111672   227588    60358   60358    200000
   20            4500       156237     46660  46660   200000    174381  174381   310573    64229   64229    200000
   25            4500       225510     45010  45010   200000    267970  267970   423124    61207   61207    200000
   30            4500       313923     28777  28777   200000    404138  404138   574684    41574   41574    200000

   AGE 65        4500       168773     47081  47081   200000    190277  190277   330321    64356   64356    200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      56

FirstLine

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                                 PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:         $   100000                  DEATH BENEFIT OPTION 1
INITIAL ADJUSTABLE TERM RIDER:   $   100000            ANNUAL PREMIUM: $ 4500.00
                                                    CASH VALUE ACCUMULATION TEST

                                  SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                  -----------0.00%----------    ---------12.00%--------     --------6.00%-----------

                         PREMIUM              CASH                       CASH                       CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT    SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE    BENEFIT
    1            4500         4725      3698   2823   200000      4172    3297   200000     3935     3060    200000
    2            4500         9686      7243   6143   200000      8676    7576   200000     7945     6845    200000
    3            4500        14896     10640   9540   200000     13554   12454   200000    12038    10938    200000
    4            4500        20365     14065  12965   200000     19031   17931   200000    16399    15299    200000
    5            4500        26109     17401  16301   200000     25049   23949   200000    20921    19821    200000
    6            4500        32139     20651  19551   200000     31671   30571   200000    25613    24513    200000
    7            4500        38471     23825  22725   200000     38973   37873   200000    30494    29394    200000
    8            4500        45120     26933  25970   200000     46997   46035   200000    35583    34621    200000
    9            4500        52101     29980  29155   200000     55816   54991   200000    40896    40071    200000
   10            4500        59431     32950  32262   200000     65502   64815   200000    46402    45715    200000
   15            4500       101959     47433  47433   200000    124032  124032   252778    69832    69832    200000
   20            4500       156237     58425  58425   200000    199074  199074   354551    81796    81796    200000
   25            4500       225510     64715  64715   200000    316217  316217   499307    93348    93348    200000
   30            4500       313923     62866  62866   200000    494959  494959   703832   101929   101929    200000

   AGE 65        4500       168773     60111  60111   200000    218569  218569   379436    84176    84176    200000


THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      57

FirstLine

PROSPECT: INSURED'S NAME
MALE 45 NON-SMOKER                                       PRESENTED BY:


                                 SECURITY LIFE
                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT:   $     200000                      DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM: $ 4500.00
                                                          GUIDELINE PREMIUM TEST

                                 SUMMARY PAGE

                          ASSUMING GUARANTEED CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                     --------0.00%-------      --------12.00%--------      --------6.00%--------

                         PREMIUM              CASH              CASH                      CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT    SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE    BENEFIT
   1             4500         4725      3322   1797   200000      3772    2247   200000     3547     2022    200000
   2             4500         9686      6551   4801   200000      7893    6143   200000     7208     5458    200000
   3             4500        14896      9685   7710   200000     12397   10422   200000    10986     9011    200000
   4             4500        20365     12842  10642   200000     17453   15253   200000    15009    12809    200000
   5             4500        26109     15899  13699   200000     22988   20788   200000    19160    16960    200000
   6             4500        32139     18855  16655   200000     29054   26854   200000    23445    21245    200000
   7             4500        38471     21700  19500   200000     35703   33503   200000    27861    25661    200000
   8             4500        45120     24426  22501   200000     42992   41067   200000    32406    30481    200000
   9             4500        52101     27027  25377   200000     50989   49339   200000    37083    35433    200000
   10            3030        57887     28125  26750   200000     58237   56862   200000    40439    39064    200000
   15            3933        91361     32518  32518   200000    108623  108623   200000    59248    59248    200000
   20            3933       139423     35811  35811   200000    201282  201282   245564    85123    85123    200000
   25            3933       200764     30368  30368   200000    354132  354132   410793   114583   114583    200000
   30            3933       279052      8110   8110   200000    604612  604612   646935   150272   150272    200000

   AGE 65        3933       150524     35568  35568   200000    226234  226234   271480    90679    90679    200000

THE EXPENSE CHARGES AND COST OF INSURANCE RATES WILL NEVER BE GREATER THAN THOSE WHICH WERE USED TO CALCULATE THE ABOVE VALUES.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENT RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%, 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      58

FirstLine

PROSPECT: INSURED'S NAME:
MALE 45 NON-SMOKER                                                 PRESENTED BY:



                                 SECURITY LIFE

                       FIRSTLINE VARIABLE UNIVERSAL LIFE

STATED DEATH BENEFIT: $    200000                         DEATH BENEFIT OPTION 1
                                                       ANNUAL PREMIUM: $ 4500.00
                                                          GUIDELINE PREMIUM TEST

                                 SUMMARY PAGE

                            ASSUMING CURRENT CHARGES
               Assuming Hypothetical Gross Investment Return of:


                                     --------0.00%-------      --------12.00%--------      --------6.00%--------
                         PREMIUM              CASH              CASH                      CASH
                       ACCUMULATED   ACCOUNT  SURR    DEATH    ACCOUNT   SURR    DEATH   ACCOUNT    SURR     DEATH
   YEAR      PREMIUMS     AT 5%       VALUE   VALUE  BENEFIT    VALUE   VALUE   BENEFIT   VALUE    VALUE    BENEFIT
   1             4500         4725      3530   2005   200000      3993    2468   200000     3762     2237    200000
   2             4500         9686      6860   5110   200000      8247    6497   200000     7539     5789    200000
   3             4500        14896      9990   8015   200000     12790   10815   200000    11333     9358    200000
   4             4500        20365     13144  10944   200000     17888   15688   200000    15373    13173    200000
   5             4500        26109     16198  13998   200000     23470   21270   200000    19541    17341    200000
   6             4500        32139     19150  16950   200000     29589   27389   200000    23845    21645    200000
   7             4500        38471     22022  19822   200000     36326   34126   200000    28311    26111    200000
   8             4500        45120     24824  22899   200000     43759   41834   200000    32957    31032    200000
   9             4500        52101     27582  25932   200000     51991   50341   200000    37819    36169    200000
   10            3030        57887     28910  27535   200000     59560   58185   200000    41438    40063    200000
   15            3933        91361     36291  36291   200000    113582  113582   200000    63570    63570    200000
   20            3933       139423     44643  44643   200000    212042  212042   258692    95405    95405    200000
   25            3933       200764     47886  47886   200000    375012  375012   435013   134588   134588    200000
   30            3933       279052     41723  41723   200000    643905  643905   688979   185749   185749    200000

   AGE 65        3933       150524     45773  45773   200000    238508  238508   286209   102554   102554    200000

THE CURRENT COST OF INSURANCE RATES ARE SUBJECT TO CHANGE. ACCOUNT VALUES WILL VARY FROM THOSE ILLUSTRATED IF ACTUAL RATES DIFFER FROM THOSE ASSUMED. CURRENT MORTALITY CHARGE RATES ARE BASED ON CURRENT MORTALITY EXPERIENCE AND ARE NOT DEPENDENT UPON FUTURE IMPROVEMENTS IN UNDERLYING MORTALITY.

THE HYPOTHETICAL GROSS RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS AND POLICY CHARGES MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE GUARANTEED INTEREST DIVISION AND THE INVESTMENT EXPERIENCE OF THE DIVISIONS. NO REPRESENTATION CAN BE MADE THAT THESE HYPOTHETICAL GROSS INVESTMENTS RETURNS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0.00%. 12.00% AND 6.00% OVER A PERIOD OF YEARS BUT VARIED ABOVE OR BELOW THAT AVERAGE DURING THE PERIOD. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN A DIFFERENT FREQUENCY THAN SHOWN. THE ABOVE VALUES ASSUME NO LOANS OR WITHDRAWALS ARE TAKEN.

________________________________________________________________________________
                                      59

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

ADDITIONAL INFORMATION

DIRECTORS AND OFFICERS

Set forth below is information regarding the directors and principal officers of Security Life of Denver Insurance Company. Security Life's address, and the business address of each person named, except as noted with an asterisk (*), is Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699. The business address of each person denoted with an asterisk (*) is ING North America Insurance Corporation, 5780 Powers Ferry Road, Atlanta, Georgia 30327-4390.

Name and Principal
Business and Address                  Position and Offices with Security Life of Denver
--------------------                  -------------------------------------------------
R. Glenn Hilliard*                    Chairman and Chief Executive Officer

Stephen M. Christopher                Director, President and Chief Operating
                                      Officer

Catherine T. Fitzgerald*              Executive Vice President

Keith T. Glover*                      Executive Vice President

Thomas F. Conroy                      Director and President, Reinsurance and Institutional Markets

Michael W. Cunningham*                Director

Linda B. Emory*                       Director, Vice President and Appointed Actuary

John R. Barmeyer                      Senior Vice President and Chief Legal Officer

Wayne D. Bidelman                     Senior Vice President, New Business Development

Eugene L. Copeland                    Senior Vice President and General Counsel, Reinsurance and
                                      Institutional Markets

Benjamin A. Currier                   Senior Vice President, Operations

Carol D. Hard                         Senior Vice President, Variable Sales

Philip R. Kruse                       Senior Vice President, Sales & Marketing

________________________________________________________________________________
                                      60

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

Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          ------------------------------------------------
James L. Livingston, Jr.      Senior Vice President and Chief Actuary

Timothy P. McCarthy           Senior Vice President, Marketing Services

Jeffery W. Seel*              Senior. Vice President and Chief Investment Officer

Jess A. Skriletz              Senior Vice President, Institutional Markets

Louis N. Trapolino            Senior Vice President, Marketing and Chief Marketing Officer

William D. Tyler              Senior Vice President and Chief Information Officer

Stephen J. Yarina             Senior Vice President, Treasurer and Chief  Financial  Officer

William H. Alexander          Vice President and Medical Director

Carole A. Baumbusch           Vice President, Reinsurance Operations

Evelyn A. Bentz               Vice President, M Financial Sales

Daniel S. Clements            Vice President and Chief Underwriter

Wesley A. Coleman             Vice President, Variable Product Sales

Linda Elliot                  Vice President, Systems Development

Larry D. Erb                  Vice President, Information Technology

Martha K. Evans               Vice President, Variable Operations

Deborah B. Holden             Vice President, Human Resources Development

Richard D. King               Vice President and Medical Director

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                                      61

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


Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          -------------------------------------------------
Charles Lynn McPherson*       Vice President, Business Insurance Operations

Sue A. Miskie                 Vice President, Corporate Services

Donna T. Mosely               Vice President,Valuation

Daniel G. Patsey              Vice President, Strategic Technology

David S. Pendergrass          Vice President and Treasury Officer

Christiaan M. Rutten          Vice President, Structured Reinsurance

Casey J. Scott                Vice President, Agency Sales

Alan C. Singer                Vice President, Customer Relations and Regulatory Compliance

Mark A. Smith                 Vice President, Insurance Services

Jerome M. Strop               Vice President, Strategic Marketing

Larry D. Taylor               Vice President, Product Development

Gary W. Waggoner              Vice President, General Counsel and Secretary

Roger O. Beebe                Actuarial Officer

Irene M. Colorosa             Assistant Secretary

Marsha K. Crest               Agency Administration Officer

John B. Dickinson             Actuarial Officer

Denise S. Dumont              Computer Services Officer

Pamela C. Erbes               New Market Development Officer

Shirley A. Knarr              Actuarial Officer

________________________________________________________________________________
                                      62

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


Name and Principal
Business and Address          Position and Offices with Security Life of Denver
--------------------          -------------------------------------------------
Lisa K. Smith                 Denver Operations Management Officer

Glen E. Stark                 Actuarial Officer

William J. Wagner             Actuarial Officer

Amy L. Winsor                 Finance and Tax Officer


STATE REGULATION

We are regulated and supervised by the Division of Insurance of the Department of Regulatory Agencies of the State of Colorado which periodically examines our financial condition and operations. In addition, we are subject to the insurance laws and regulations in every jurisdiction in which we do business. As a result, the provisions of this Policy may vary somewhat from jurisdiction to jurisdiction.

We are required to submit annual statements, including financial statements, on our operations and finances to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

We are also subject to various Federal securities laws and regulations.

LEGAL MATTERS

The legal matters in connection with the Policy described in this prospectus have been passed on by the General Counsel of Security Life.

LEGAL PROCEEDINGS

Security Life, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Security Life's ability to meet its obligations under the Policy or to the Variable Account, and we do not expect to incur significant losses from such actions. ING America Equities, Inc., the principal underwriter and distributor of the Policy, is not engaged in any litigation of any material nature.

EXPERTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the financial statements of the Separate Account L1 at December 31, 1996, and for each of the two years in the period ended December 31, 1996, appearing in this prospectus and registration statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the registration statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Shirley A. Knarr, F.S.A., M.A.A.A, who is the Variable Products Portfolio Manager and Actuarial Officer of Security Life. Her opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

REGISTRATION STATEMENT

We have filed a Registration Statement relating to the Variable Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the

________________________________________________________________________________
                                      63

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

SEC. The additional information may be obtained from the SEC's principal office in Washington, DC. A fee will be required for the material.

FINANCIAL STATEMENTS

The consolidated financial statements of Security Life of Denver Insurance Company and Subsidiaries ("Security Life and Subsidiaries") at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and start on page 65.

The financial statements included for the Security Life Separate Account L1 at December 31, 1996 and for each of the two years in the period ended December 31, 1996, are prepared in accordance with generally accepted accounting principles and represent those Divisions that had commenced operations by that date.

The consolidated financial statements of Security Life and Subsidiaries referred to above have been audited by Ernst & Young LLP. The consolidated financial statements of Security Life and Subsidiaries should be distinguished from the financial statements of the Security Life Separate Account L1 and should be considered only as bearing upon the ability of Security Life and Subsidiaries to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Divisions of Security Life Separate Account L1.

________________________________________________________________________________
                                      64

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


                       Consolidated Financial Statements

                            Security Life of Denver

                               Insurance Company

                             and Subsidiaries

                 Years ended December 31, 1996, 1995 and 1994

                      with Report of Independent Auditors

________________________________________________________________________________
                                      65

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


           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Financial Statements

                  Years ended December 31, 1996, 1995 and 1994

                                    CONTENTS

Report of Independent Auditors........................................67

Audited Consolidated Financial Statements

Consolidated Balance Sheets...........................................68
Consolidated Statements of Income.....................................70
Consolidated Statements of Stockholder's Equity.......................71
Consolidated Statements of Cash Flows.................................72
Notes to Consolidated Financial Statements............................74

________________________________________________________________________________
                                      66

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

                        Report of Independent Auditors

Board of Directors and Stockholder
Security Life of Denver Insurance Company

We have audited the accompanying consolidated balance sheets of Security Life of Denver Insurance Company (a wholly-owned subsidiary of ING America Insurance Holdings, Inc.) and subsidiaries as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Life of Denver Insurance Company and subsidiaries at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP

Denver, Colorado
April 11, 1997

________________________________________________________________________________
                                      67

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

          Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                            (Dollars in Thousands)

                                                             DECEMBER 31
                                                          1996         1995
                                                       -------------------------
ASSETS
Investments (Note 3)
  Fixed maturities, at fair value (amortized cost;
   1996--$2,765,488; 1995--$2,318,038)                 $2,875,084   $2,470,944
  Equity securities, at fair value (cost: 1996--
   $4,899; 1995--$8,593)                                    5,345        8,369
  Mortgage loans on real estate                           452,795      285,544
  Investment real estate, at cost, less accumulated
   depreciation (1996--$628; 1995--$640)                    1,769        2,908
  Policy loans                                            795,311      754,240
  Other long-terms investments                             11,063       11,870
  Short-term investments                                    7,019       10,946
                                                       -------------------------
Total investments                                       4,148,386    3,544,821

Cash                                                       13,821       32,044
Accrued investment income                                  45,426       38,132
Reinsurance recoverable:
  Paid benefits                                            10,188       11,096
  Unpaid benefits                                          19,703       13,581
Prepaid reinsurance premiums (Note 9)                   1,951,012    1,614,959
Deferred policy acquisition costs (DPAC)                  673,560      595,232
Property and equipment, at cost, less accumulated
  depreciation (1996--$21,407; 1995--$19,556)              38,848       40,418
Federal income tax recoverable (Note 10)                        -       62,990
Indebtedness of related parties                             5,383       33,418
Other assets                                               99,683       64,314
Separate account assets (Note 7)                          124,986       31,825
                                                       -------------------------
Total assets                                           $7,130,996   $6,082,830
                                                       =========================

________________________________________________________________________________

                                      68

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

          Security Life of Denver Insurance Company and Subsidiaries

                          Consolidated Balance Sheets

                            (Dollars in Thousands)

                                                             DECEMBER 31
                                                           1996        1995
                                                      ------------------------
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
     Future policy benefits (Note 9):
          Life and annuity reserves                     $3,834,140  $3,328,405
          Guaranteed investment contracts                1,911,201   1,520,926
          Policyholders' funds                              81,273      75,809
          Advance premiums                                     236         231
          Accrued dividends and dividends on deposit        20,338      19,886
          Unpaid claims                                     88,074      79,821
          Funds held under reinsurance treaties             18,967      32,793
                                                      ------------------------

     Total future policy benefits                        5,954,229   5,057,871

     Accounts payable and accrued expenses                  75,790      75,019
     Indebtedness to related parties                         5,427      16,224
     Long-term debt to related parties (Note 11)            75,000      50,032
     Accrued interest on long-term debt to related
          parties (Note 11)                                  3,700          24
     Other liabilities                                      53,311      60,443
     Federal income taxes payable (Note 10)                 11,883           -
     Deferred federal income taxes (Note 10)                48,541      44,746
     Separate account liabilities (Note 7)                 124,986      31,825

Total liabilities                                        6,352,867   5,336,184

Commitments and contingent liabilities
     (Notes 8, 9 and 14)

Stockholder's equity (Note 12):
     Common stock, $20,000 par value:
          Authorized - 149 shares
          Issued and outstanding - 144 shares                2,880       2,880
     Additional paid-in capital                            302,722     297,422
     Net unrealized gains on investments                    58,718      72,973
     Retained earnings                                     413,809     373,371
                                                      ------------------------
Total stockholder's equity                                 778,129     746,646


Total liabilities and stockholder's equity              $7,130,996  $6,082,830
                                                      ========================

________________________________________________________________________________
                                      69

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

           Security Life of Denver Insurance Company and Subsidiaries

                       Consolidated Statements of Income

                             (Dollars in Thousands)


                                                                     YEAR ENDED DECEMBER 31
                                                                  1996        1995        1994
                                                             -----------------------------------
Revenues:
     Traditional life insurance premiums                       $ 118,200   $ 124,619   $ 140,633
     Universal life and investment product charges               202,081     202,908     164,526
     Reinsurance premiums assumed                                333,851     321,731     299,632
                                                             -----------------------------------

                                                                 654,132     649,258     604,791
     Reinsurance premiums ceded                                 (117,880)   (117,061)   (101,459)
                                                             -----------------------------------

                                                                 536,252     532,197     503,332

     Net investment income                                       312,121     256,065     209,605
     Net realized gains (losses) on investments                    4,770       6,564      (7,245)
     Miscellaneous income                                            526       1,941       6,313
                                                             -----------------------------------
                                                                 853,669     796,767     712,005
Benefits and expenses:
     Benefits:
          Traditional life insurance:
               Death benefits                                    235,828     217,136     231,018
               Other benefits                                     71,939      88,326      72,298
          Universal life and investment contracts:
               Interest credited to account balances             186,908     164,536     139,942
               Death benefits incurred in excess of account
                    balances                                      54,004      63,672      73,869
          Increase in policy reserves and other funds            121,946      23,895      97,723
          Reinsurance recoveries                                 (80,276)    (74,305)    (73,379)
          Product conversions                                     16,379      74,291           -
                                                             -----------------------------------
                                                                 606,728     557,551     541,471
     Expenses:
          Commissions                                             20,362      46,605      12,359
          Insurance operating expenses                            69,580      52,414      50,309
          Amortization of deferred policy acquisition costs       94,685      71,450      65,393
                                                                 791,355     728,020     669,532
                                                             -----------------------------------


Income before federal income taxes                                62,314      68,747      42,473
Federal income taxes (Note 10)                                    21,876      24,296      14,921
                                                             -----------------------------------

Net income before cumulative effect of accounting
     changes                                                      40,438      44,451      27,552

Cumulative effect of change in accounting for
     postemployment benefits (net of tax) (Note 6)                     -           -      (1,381)
Net income                                                     $  40,438   $  44,451   $  26,171
                                                             ===================================


See accompanying notes.
________________________________________________________________________________
                                      70

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


           Security Life of Denver Insurance Company and Subsidiaries

                Consolidated Statements of Stockholder's Equity

                             (Dollars in Thousands)


                                                         YEAR ENDED DECEMBER 31
                                                      1996       1995        1994
                                                  ---------------------------------

Common stock:
     Balance at beginning and end of year           $  2,880   $  2,880   $   2,880
                                                  =================================

Additional paid-in capital:
     Balance at beginning of year                   $297,422   $150,792   $ 150,792
     Capital contributions                             5,300    146,630           -
     Balance at end of year                         $302,722   $297,422   $ 150,792
                                                  =================================


Net unrealized gains on investments:
     Balance at beginning of year                   $ 72,973   $  6,862   $    (131)
     Adjustment to beginning balance for
          change in accounting method, net of
          income taxes of $46,916 (Note 1)                 -          -      87,630
     Effect on DPAC of change in accounting
          method, net of income taxes of $10,117           -          -     (18,790)
     Net change in unrealized gains (losses),
          net of tax                                 (27,716)   118,654    (106,911)
     Effect on DPAC of unrealized gains and
          losses on fixed maturities, net of tax      13,461    (52,543)     45,064
                                                  ---------------------------------
     Balance at end of year                         $ 58,718   $ 72,973   $   6,862
                                                  =================================


Retained earnings:
     Balance at beginning of year                   $373,371   $329,640   $ 306,349
     Net income                                       40,438     44,451      26,171
     Dividends paid to stockholder                         -       (720)     (2,880)
     Balance at end of year                         $413,809   $373,371   $ 329,640
                                                  =================================


Total stockholder's equity                          $778,129   $746,646   $ 490,174
                                                  =================================



See accompanying notes.

________________________________________________________________________________
                                    71
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


           Security Life of Denver Insurance Company and Subsidiaries

                     Consolidated Statements of Cash Flows

                             (Dollars in Thousands)



                                                                     YEAR ENDED DECEMBER 31
                                                                 1996         1995         1994
                                                           ---------------------------------------
OPERATING ACTIVITIES
Net income                                                   $    40,438   $  44,451   $    26,171
Adjustments to reconcile net income to net
     cash provided by operating activities:
          Increase in future policy benefits                     585,581     471,331       621,578
          Net decrease (increase) in federal income taxes         78,668      33,232       (25,506)
          Increase (decrease) in accounts payable and
               accrued expenses                                   (6,845)     26,751         3,771
          Increase in accrued interest on long-term debt           3,676          24             -
          Increase in accrued investment income                   (7,294)     (5,739)       (5,651)
          Increase in reinsurance recoverable                     (5,214)        (24)       (1,767)
          Increase in prepaid reinsurance premiums              (336,053)   (253,968)     (397,463)
          Net realized investment (gains) losses                  (4,770)     (6,564)        7,245
          Depreciation and amortization expense                    3,857       4,036         3,500
          Policy acquisition costs deferred                     (152,299)   (127,069)     (127,305)
          Amortization of deferred policy acquisition
               costs                                              94,685      71,450        65,393
          Cumulative effect of accounting changes                                  -         1,381
          Increase in accrual for postretirement benefits            484         623           851
          Other, net                                             (10,055)     (9,784)       (4,894)
                                                           ---------------------------------------

Net cash provided by operating activities                        284,859     248,750       167,304

INVESTING ACTIVITIES
Securities available-for-sale:
     Sales:
          Fixed maturities                                       334,482     357,059       731,460
          Equity securities                                        4,198       4,730       148,176
     Maturities--fixed maturities                                727,937     280,581       237,586
     Purchases:
          Fixed maturities                                    (1,522,369)   (935,210)   (1,202,024)
          Equity securities                                         (428)     (1,300)     (130,856)
Securities held-to-maturity:
     Maturities--fixed maturities                                      -      14,156         1,665
     Purchases--fixed maturities                                       -           -       (42,454)
Sale, maturity or repayment of investments:
     Mortgage loans on real estate                                18,102      16,061        17,570
     Investment real estate                                        1,354         215         1,534
         Other long-term investments                                   -       1,064             -


________________________________________________________________________________
                                      72

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


           Security Life of Denver Insurance Company and Subsidiaries

               Consolidated Statements of Cash Flows (continued)

                             (Dollars in Thousands)


                                                                 YEAR ENDED DECEMBER 31
                                                             1996         1995        1994
                                                        ------------------------------------
INVESTING ACTIVITIES (CONTINUED)
Purchase or issuance of investments:
     Mortgage loans on real estate                         $(186,228)  $(136,218)  $ (91,410)
     Investment real estate                                        -          14        (156)
     Policy loans, net                                       (41,071)    (63,746)    (72,017)
     Other long-term investments                                 809      (2,169)       (399)
     Short-term investments, net                               3,942      (9,154)      4,099
Additions to property and equipment                           (4,482)     (1,812)     (2,280)
Disposals of property and equipment                            2,389          79        (177)
                                                        ------------------------------------
Net cash used by investing activities                       (661,365)   (475,650)   (399,683)

FINANCING ACTIVITIES
Increase (decrease) in indebtedness to related parties        42,206     (17,011)     52,231
Cash contributions from parent                                 5,300           -      15,000
Receipts from interest sensitive products
     credited to policyholder account balances               434,726     387,904     250,396
Return of policyholder account balances on
     interest sensitive policies                            (123,949)   (128,948)    (89,532)
Dividends paid to stockholder                                      -        (720)     (2,880)
                                                        ------------------------------------
Net cash provided by financing activities                    358,283     241,225     225,215
                                                        ------------------------------------


Net (decrease) increase in cash                              (18,223)     14,325      (7,164)
Cash at beginning of year                                     32,044      17,719      24,883
Cash at end of year                                        $  13,821   $  32,044   $  17,719
                                                        ====================================


Noncash transaction:


     In 1995, the Company received a capital contribution of $124,630,000 in fixed maturities and equity securities. The Company's parent also contributed $22,000,000 in cash to additional paid-in capital. As of December 31, 1995, the cash representing the capital contribution had not been received, and the amount is presented as indebtedness of related parties in the accompanying consolidated balance sheet. The cash was received by the Company in January 1996.


See accompanying notes.

________________________________________________________________________________
                                      73

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


           Security Life of Denver Insurance Company and Subsidiaries

                   Notes to Consolidated Financial Statements

                               December 31, 1996


1.   SIGNIFICANT ACCOUNTING POLICIES


PRINCIPLES OF CONSOLIDATION


The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of Security Life of Denver Insurance Company (Security Life) and its wholly-owned subsidiaries: Midwestern United Life Insurance Company (Midwestern United); First ING Life Insurance Company of New York, formerly the Urbaine Life Reinsurance Company (First ING); First Secured Mortgage Deposit Corporation; and ING America Equities, Inc., formerly SLD Equities, Inc.


NATURE OF OPERATIONS


Security Life of Denver Insurance Company and its subsidiaries (the Company) is a wholly-owned subsidiary of ING America Insurance Holdings, Inc. (ING America). The Company focuses on two markets, the advanced market and reinsurance to other insurers. The life insurance products offered for the advanced market include wealth transfer and estate planning, executive benefits, charitable giving and corporate owned life insurance. These products include traditional life, interest sensitive life, universal life, variable annuity and variable life. Operations are conducted almost entirely on the general agency basis and the Company is presently licensed in all states (approved for reinsurance only in New York), the District of Columbia and the Virgin Islands. In the reinsurance market, the Company focuses on automatic reinsurance coverages provided to other insurance companies.


The significant accounting policies followed by the Company that materially affect the financial statements are summarized below:


BASIS OF PRESENTATION


The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which, as to the insurance companies included in the consolidation, differ from statutory accounting practices prescribed or permitted by state insurance regulatory authorities.


The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

________________________________________________________________________________
                                      74

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


          Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


ACCOUNTING CHANGES


Effective January 1, 1994, the Company adopted Financial Accounting Standards Board (FASB) Statement No. 112, Employers' Accounting for Postemployment Benefits, in accounting for disability benefits. The cumulative effect as of January 1, 1994 of this change in accounting was to decrease net income by $1,381,000 (net of tax of $743,000). The effect of the change on 1994 income before the cumulative effect of the change was not material. Prior to January 1, 1994, the Company recognized the cost of providing these benefits on a cash basis. Under the new method of accounting, the Company accrues the benefits when it becomes probable that such benefits will be paid and when sufficient information exists to make reasonable estimates of the amounts to be paid.


In May 1993, the Financial Accounting Standards Board issued FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities (FASB
115). The Company adopted the provisions of the new standard for investments held as of or acquired after January 1, 1994. The cumulative effect as of January 1, 1994 of adopting FASB 115 had no impact on income. The opening balance of stockholder's equity was increased by $68,840,000 (net of tax of $36,799,000) to reflect the net unrealized holding gains on securities classified as available-for-sale previously carried at amortized cost less an adjustment to deferred policy acquisition costs for the change in expected future gross margins.


Because of the numerous questions that arose during the implementation of FASB 115, the Financial Accounting Standards Board issued A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities in November 1995. This Special Report provided interpretive guidance to the implementation of FASB 115 and provided companies with a one-time period until December 31, 1995 to reassess the appropriateness of the classifications of all securities held at the time and account for any resulting reclassifications at fair value. Reclassifications from the held-to-maturity category that result from this one-time reassessment do not call into question the intent of an enterprise to hold other debt securities to maturity in the future. As a result of this reassessment, the Company reclassified all held-to-maturity securities to the available-for-sale category effective December 26, 1995. The book value of these securities at the date of transfer was $98,818,000. At transfer, an unrealized gain of $4,082,000 (net of tax of $2,198,000) was recognized as a direct increase to stockholder's equity.

________________________________________________________________________________
                                      75

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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Beginning in 1995, the Company adopted FASB Statement No. 114, Accounting by Creditors for Impairment of a Loan, and Statement No. 118, which amends Statement 114. Under the amended statement, the 1996 and 1995 allowances for credit losses related to loans that are identified for evaluation in accordance with Statement 114 are based on discounted cash flows using the loan's initial effective interest rate or the fair value of the collateral for certain collateral dependent loans. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.


Effective January 1, 1996, the Company adopted FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Adoption of this standard resulted in an insignificant impact to net income and stockholder's equity.


INVESTMENTS


Investments are presented on the following bases:


The carrying value of fixed maturities depends on the classification of the security: securities held-to-maturity, securities available-for-sale, and trading securities. Management determines the appropriate classification of debt securities at the time of purchase and reevaluates such designation as of each balance sheet date.


Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of tax and deferred acquisition cost adjustments, reported in a separate component of stockholder's equity.


The Company does not hold any securities classified as held-to-maturity or trading securities.


The amortized cost of debt securities classified as held-to-maturity or available-for-sale is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed securities, over the estimated life of the security. Such amortization is included in interest income from investments. Interest and dividends are included in net investment income as earned.

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                                      76

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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


Mortgage loans are carried at the unpaid balances. Investment real estate is carried at cost, less accumulated depreciation. Policy loans are carried at unpaid balances. Short-term investments are carried at cost, which approximates fair value. Derivatives are accounted for on the same basis as the asset hedged.


Realized gains and losses, and declines in value judged to be other-than-temporary are included in net realized gains (losses) on investments. The cost of securities sold is based on the specific identification method.


RECOGNITION OF PREMIUM REVENUES


Premiums for traditional life insurance products, which include those products with fixed and guaranteed premiums and benefits and consist principally of whole life insurance policies, are recognized as revenue when due. Revenues for universal life insurance policies and for investment products consist of policy charges for the cost of insurance, policy administration charges, and surrender charges assessed against policyholder account balances during the year.


DEFERRED POLICY ACQUISITION COSTS


Commissions, reinsurance allowances, and other costs of acquiring traditional life insurance including reinsurance assumed, universal life insurance (including interest sensitive products) and investment products that vary with and are primarily related to the production of new and renewal business have been deferred. Traditional life insurance acquisition costs are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, acquisition costs are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected gross margins from surrender charges, investments, mortality, and expenses. This amortization is adjusted retrospectively when estimates of current or future gross margins to be realized from a group of products are revised.


Deferred policy acquisition costs are adjusted to reflect changes that would have been necessary if unrealized investment gains and losses related to available-for-sale securities had been realized. The Company has reflected those adjustments in the asset balance with the offset as a direct adjustment to stockholder's equity.

________________________________________________________________________________
                                      77

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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


FUTURE POLICY BENEFITS


Benefit reserves for traditional life insurance products (other than reinsurance assumed) are computed using a net level premium method including assumptions as to investment yields, mortality, withdrawals and other assumptions based on the Company's and industry experience, modified as necessary to reflect anticipated trends to include provisions for possible unfavorable deviations. Reserve interest assumptions are those deemed appropriate at the time of policy issue, and range from 2% to 10%. Policy benefit claims are charged to expense in the year that the claims are incurred.


Benefit reserves for reinsurance assumed are computed using pricing assumptions with provisions for adverse deviation. Benefits for level-term reinsurance assumed are computed to recognize profits in proportion with premiums. Benefit reserves for all other reinsurance assumed are computed to recognize profits in proportion to the coverage provided.


Benefit reserves for universal life-type policies (including interest sensitive products) and investment products are computed under a retrospective deposit method and represent policy account balances before applicable surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred during the year in excess of related policy account balances. Interest crediting rates for universal life and investment products range from 4.60% to 7.45% during 1996, 4.60% to 8.10% during 1995, and 6.15% to 8.10%
during 1994.


Included in life and annuity reserves is an unearned revenue reserve that reflects the unamortized balance of excess first year policy service fees over renewal period policy service fees on universal life and investment products. These excess fees have been deferred and are being recognized in income over the periods benefited, using the same assumptions and factors used to amortize deferred policy acquisition costs.


UNPAID CLAIMS


The liabilities for unpaid claims include estimates of amounts due on reported claims and claims that have been incurred but were not reported as of December
31. Such estimates are based on actuarial projections applied to historical claim payment data and are considered reasonable and adequate to discharge the Company's obligations for claims incurred but unpaid as of December 31.

________________________________________________________________________________
                                      78

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


          Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


HOME OFFICE PROPERTY AND EQUIPMENT


Home office property and equipment are carried at cost less accumulated depreciation. Depreciation for major classes of assets is calculated on a straight-line basis.


PARTICIPATING INSURANCE


The Company accrues a liability for earnings on participating policies that cannot inure to the benefit of the Company's stockholder. The liability is determined based on earnings on participating policies in excess of 10% of profits on participating business before payment of policyholder dividends. The liability for these undistributed earnings was $6,211,000 and $6,218,000 at December 31, 1996 and 1995, respectively. Participating business approximates
 .4% of the Company's ordinary life insurance in force and 1.4% of premium income. Earnings for participating insurance are based on the actual earnings of the participation block of policies. Expenses and taxes are allocated based on the amount of participating insurance in force. Investment income is
allocated based on the yield of the participating investment portfolio.   The
amount of dividends to be paid is determined annually by the Board of Directors. Amounts allocable to participating policyholders are based on published dividend projections or expected dividend scales. Dividends of $3,307,000, $2,964,000, and $3,683,000 were incurred in 1996, 1995, and 1994, respectively.


FEDERAL INCOME TAXES


Deferred federal income taxes have been provided or credited to reflect significant temporary differences between income reported for tax and financial reporting purposes using reasonable assumptions.


CASH FLOW INFORMATION


Cash includes cash on hand and demand deposits. Included as a component of operating activities is interest paid of $1,016,000, $4,861,000, and $538,000 for 1996, 1995, and 1994, respectively.

________________________________________________________________________________
                                      79

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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


GUARANTY FUND ASSESSMENTS


Insurance companies are assessed the costs of funding the insolvencies of other insurance companies by the various state guaranty associations generally based on the amount of premium companies collect in that state. The Company accrues the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA) and the amount of premiums written in each state. The Company reduces the accrual by credits allowed in some states to reduce future premium taxes by a portion of assessments in that state.


PENDING ACCOUNTING STANDARD


During 1996, the FASB issued Statement No. 125, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which requires an entity to recognize the financial and servicing assets it controls and the liabilities it has incurred and to derecognize financial assets when control has been surrendered in accordance with the criteria provided in the Statement. The Company will apply the new rules prospectively to transactions beginning in the first quarter of 1997. Based on current circumstances, the Company believes the application of the new rules will not have a material impact on the financial statements.


RECLASSIFICATIONS


Certain amounts in the 1994 and 1995 financial statements have been reclassified to conform to the 1996 presentation.


2. ACQUISITION


During 1994, Security Life contributed capital of $317,000 in creation of ING America Equities, Inc., a wholesale broker/dealer incorporated September 27, 1993 and approved for membership in the National Association of Securities Dealers on August 18, 1994. The business of ING America Equities, Inc. consists only of distribution of variable life and annuity contracts. ING America Equities, Inc. does not hold customer funds or securities.

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                                      80

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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)



3.   INVESTMENTS


The amortized cost and fair value of investments in fixed maturities and equity securities are as follows at December 31, 1996 and 1995:


                                                           DECEMBER 31, 1996
                                           ------------------------------------------------
                                              COST OR      GROSS       GROSS
                                             AMORTIZED   UNREALIZED  UNREALIZED     FAIR
                                                COST       GAINS       LOSSES      VALUE
                                           ------------------------------------------------
                                                         (Dollars in Thousands)
Available-for-sale:
 U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                $   88,526    $  1,035     $   858  $   88,703
 States, municipalities and political
     subdivisions                                71,857         984       1,058      71,783
 Public utilities securities                    105,110       1,130         748     105,492
 Debt securities issued by foreign
     governments                                  3,272           -           -       3,272
 Corporate securities                           921,565      20,095       5,646     936,014
 Mortgage-backed securities                   1,273,251     108,367      18,924   1,362,694
 Other asset-backed securities                  299,809       8,186       1,286     306,709
 Derivatives hedging fixed maturities
     (Note 4)                                     2,098         292       1,973         417
                                           ------------------------------------------------
 Total fixed maturities                       2,765,488     140,089      30,493   2,875,084

 Preferred stocks (nonredeemable)                 2,112          66         301       1,877
 Common stocks                                    2,787         756          75       3,468
                                           ------------------------------------------------
Total                                        $2,770,387    $140,911     $30,869  $2,880,429
                                           ================================================


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


           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


3.   INVESTMENTS (CONTINUED)


                                                           DECEMBER 31, 1995
                                           ------------------------------------------------
                                              COST OR      GROSS       GROSS
                                             AMORTIZED   UNREALIZED  UNREALIZED     FAIR
                                                COST       GAINS       LOSSES      VALUE
                                           ------------------------------------------------
                                                         (Dollars in Thousands)
Available-for-sale:
 U.S. Treasury securities and obligations
     of U.S. government corporations and
     agencies                                $   99,780    $  3,503     $   154  $  103,129
 States, municipalities and political
     subdivisions                                74,126       1,760         234      75,652
 Public utilities securities                     76,470       2,841          50      79,261
 Debt securities issued by foreign
     governments                                  3,272           -           -       3,272
 Corporate securities                           659,902      34,246         911     693,237
 Mortgage-backed securities                   1,230,943     123,306      18,690   1,335,559
 Other asset-backed securities                  169,847      10,946       2,174     178,619
 Derivatives hedging fixed maturities
     (Note 4)                                     3,698         909       2,392       2,215
                                           ------------------------------------------------
 Total fixed maturities                       2,318,038     177,511      24,605   2,470,944

 Preferred stocks (nonredeemable)                 6,196         275         443       6,028
 Common stocks                                    2,397          13          69       2,341
                                           ------------------------------------------------
Total                                        $2,326,631    $177,799     $25,117  $2,479,313
                                           ================================================


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           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


The amortized cost and fair value of investments in fixed maturities at December 31, 1996, by contractual maturity, are shown in the following table (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                               AMORTIZED COST  FAIR VALUE
                                             ----------------------------
Available for sale:
     Due in one year or less                       $   25,893  $   26,250
     Due after one year through five years            349,962     354,031
     Due after five years through ten years           466,457     472,014
     Due after ten years                              350,116     353,386

                                                    1,192,428   1,205,681

Mortgage-backed securities                          1,273,251   1,362,694
Other asset-backed securities                         299,809     306,709
Total available-for-sale                           $2,765,488  $2,875,084
                                             ============================



Changes in unrealized gains (losses) on investments in available-for-sale securities for the years ended December 31, 1996, 1995 and 1994 are summarized as follows (in thousands):


                                              DECEMBER 31, 1996
                                     --------------------------------
                                         FIXED     EQUITY     TOTAL
                                     --------------------------------
Gross unrealized gains                  $140,089    $ 822    $140,911
Gross unrealized losses                   30,493      376      30,869
                                     --------------------------------
Net unrealized gains (losses)            109,596      446     110,042
Deferred income tax (expense)
     benefit                             (38,359)    (157)    (38,516)
                                     --------------------------------
Net unrealized gains (losses) after
     taxes                                71,237      289      71,526
Less:
     Balance at beginning of year         99,389     (147)     99,242
                                     --------------------------------
Change in net unrealized gains
        (losses)                        $(28,152)   $ 436    $(27,716)
                                     ================================


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           Security Life of Denver Insurance Company and Subsidiaries

             Notes to Consolidated Financial Statements (continued)


3. INVESTMENTS (CONTINUED)


                                             DECEMBER 31, 1995
                                     --------------------------------
                                         FIXED     EQUITY     TOTAL
                                     --------------------------------
Gross unrealized gains                 $ 177,511   $  288   $ 177,799
Gross unrealized losses                   24,605      512      25,117

Net unrealized gains (losses)            152,906     (224)    152,682
Deferred income tax (expense)
     benefit                             (53,517)      77     (53,440)
                                     --------------------------------
Net unrealized gains (losses) after
     taxes                                99,389     (147)     99,242
Less:
     Balance at beginning of year        (18,854)    (558)    (19,412)
                                     --------------------------------
Change in net unrealized gains
     (losses)                          $ 118,243   $  411   $ 118,654
                                     ================================

                                             DECEMBER 31, 1994
                                     --------------------------------
                                         FIXED     EQUITY     TOTAL
                                     --------------------------------
Gross unrealized gains                 $  94,846   $  262   $  95,108
Gross unrealized losses                  123,843    1,120     124,963
                                     --------------------------------
Net unrealized gains (losses)            (28,997)    (858)    (29,855)
Deferred income tax (expense)
     benefit                              10,143      300      10,443
                                     --------------------------------
Net unrealized gains (losses) after
     taxes                               (18,854)    (558)    (19,412)
Less:
     Balance at beginning of year              -     (131)       (131)
Adjustment for change in accounting
     method (net of tax of $46,916)       87,630        -      87,630
                                     --------------------------------
Change in net unrealized gains
        (losses)                       $(106,484)  $ (427)  $(106,911)
                                     ================================



As part of its overall investment management strategy, the Company has entered into agreements to purchase $21,538,000 in mortgage loans as of December 31, 1996. These agreements were settled during 1997. The Company had no agreements to sell securities at December 31, 1996.

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                                      84

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           Security Life of Denver Insurance Company and Subsidiaries


             Notes to Consolidated Financial Statements (continued)



3. INVESTMENTS (CONTINUED)


Major categories of investment income for the years ended December 31 are summarized as follows (in thousands):


                                                               1996       1995       1994
                                                           --------------------------------

Fixed maturities                                             $240,931   $190,327   $153,777

Mortgage loans on real estate                                  29,143     16,601     12,221

Policy loans                                                   52,205     55,438     42,456

Other investments                                               2,197      4,360      5,654
                                                           --------------------------------
                                                              324,476    266,726    214,108

Investment expenses                                           (12,355)   (10,661)    (4,503)
                                                           --------------------------------
Net investment income                                        $312,121   $256,065   $209,605
                                                           ================================



Net realized gains (losses) on investments for the years ended December 31 are summarized as follows (in thousands):


                                                               1996       1995       1994
                                                           --------------------------------
Fixed maturities                                             $  4,540   $  6,538   $ (3,847)
Equity securities                                                  79          5     (1,761)
Real estate and other                                             151         21     (1,637)
                                                           --------------------------------
Net realized gains (losses) on
       investments                                           $  4,770   $  6,564   $ (7,245)
                                                           ================================



During 1996, 1995 and 1994, debt and marketable equity securities available-for-sale were sold with fair values at the date of sale of $334,482,000, $306,219,000 and $292,483,000, respectively. Gross gains of $7,248,000,
$9,691,000, and $6,125,000 and gross losses of $2,629,000, $3,148,000 and
$11,733,000 were realized on those sales in 1996, 1995, and 1994, respectively.


At December 31, 1996 and 1995, bonds with an amortized cost of $26,140,000 and $26,730,000, respectively, were on deposit with various state insurance departments to meet regulatory requirements.


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                                      85


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


           Security Life of Denver Insurance Company and Subsidiaries


             Notes to Consolidated Financial Statements (continued)



4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING


The Company enters into interest rate contracts, including swaps, caps, floors, and options, to reduce and manage risks which include the risk of a change in the value, yield, price, cash flows, or quantity of, or a degree of exposure with respect to assets, liabilities, or future cash flows which the Company has acquired or incurred. Hedge accounting practices are supported by cash flow matching, scenario testing and duration matching.


Interest rate swap agreements generally involve the exchange of fixed and floating interest payments over the life of the agreement without an exchange of
the underlying principal amount.   Interest rate cap and interest rate floor
agreements owned entitle the Company to receive payments to the extent reference interest rates exceed or fall below strike levels in the contracts based on the notional amounts.


Premiums paid for the purchase of interest rate contracts are included in other assets and are being amortized to interest expense over the remaining terms of the contracts or in a manner consistent with the financial instruments being hedged. Amounts paid or received, if any, from such contracts are included in interest expense or income. Accrued amounts payable to or receivable from counterparties are included in other liabilities or assets.


Gains and losses as a result of early terminations of interest rate contracts are amortized to investment income over the remaining term of the items being hedged to the extent the hedge is considered to be effective; otherwise, they are recognized upon termination.


Interest rate contracts that are matched or otherwise designated to be associated with other financial instruments are recorded at fair value if the related financial instruments mature, are sold, or are otherwise terminated or if the interest rate contracts cease to be effective hedges.


The Company manages the potential credit exposure from interest rate contracts through careful evaluation of the counterparties' credit standing, collateral agreements, and master netting agreements.


The Company is exposed to credit loss in the event of nonperformance by counterparties on interest rate contracts; however, the Company does not anticipate nonperformance by any of these counterparties. The amount of such exposure is generally the unrealized gains in such contacts.


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                                      86


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


           Security Life of Denver Insurance Company and Subsidiaries


             Notes to Consolidated Financial Statements (continued)



4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


The table below summarizes the Company's interest rate contracts at December 31, 1996 and 1995 (in thousands):


                                             DECEMBER 31, 1996
                               -------------------------------------------
                                  NOTIONAL   AMORTIZED     FAIR    BALANCE
                                   AMOUNT       COST      VALUE     SHEET
                               -------------------------------------------
Interest rate contracts:
     Swaps                       $  794,520  $       -   $(1,452)  $(1,452)
     Swaps-affiliates               774,520          -     1,272     1,272
                               -------------------------------------------
Total swaps                       1,569,040          -      (180)     (180)

     Caps owned                     400,000      2,073       592       592
     Caps owned-affiliates                -          -         -         -
                               -------------------------------------------
Total caps owned                    400,000      2,073       592       592

     Floors owned                   100,000         25         5         5
     Floors owned-affiliates              -          -         -         -
                               -------------------------------------------
Total floors owned                  100,000         25         5         5

     Options owned                  212,000      3,330     3,772     3,772
     Options owned-affiliates       212,000     (3,330)   (3,772)   (3,772)
                               -------------------------------------------
Total options owned                 424,000          -         -         -
                               -------------------------------------------

Total derivatives                $2,493,040    $ 2,098   $   417   $   417
                               ===========================================



________________________________________________________________________________
                                      87


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

4. DERIVATIVE FINANCIAL INSTRUMENTS HELD FOR PURPOSES OTHER THAN TRADING (CONTINUED)


                                               DECEMBER 31, 1995
                                ---------------------------------------------
                                   NOTIONAL    AMORTIZED     FAIR     BALANCE
                                    AMOUNT        COST       VALUE     SHEET
                                ---------------------------------------------
Interest rate contracts:
     Swaps                         $  884,632     $   448   $ 4,034   $ 4,034
     Swaps-affiliates                 864,632        (448)   (3,453)   (3,453)
                                ---------------------------------------------
Total swaps                         1,749,264           -       581       581

     Caps owned                       400,000       3,580     1,308     1,308
     Caps owned-affiliates             40,000          61         -         -
                                ---------------------------------------------
Total caps owned                      440,000       3,641     1,308     1,308

     Floors owned                     100,000          57       326       326
     Floors owned-affiliates                -           -         -         -
                                ---------------------------------------------
Total floors owned                    100,000          57       326       326

     Options owned                    152,000       2,848     2,255     2,255
     Options owned-affiliates         152,000      (2,848)   (2,255)   (2,255)
                                ---------------------------------------------
Total options owned                   304,000           -         -         -
                                ---------------------------------------------

Total derivatives                  $2,593,264     $ 3,698   $ 2,215   $ 2,215
                                =============================================



5. CONCENTRATIONS OF CREDIT RISK


At December 31, 1996, the Company held less-than-investment-grade bonds classified as available-for-sale with a carrying value and market value of $74,964,000. These holdings amounted to 3% of the Company's investments in fixed maturity securities and 1% of total assets. The holdings of less-than-investment-grade bonds are widely diversified and of satisfactory quality based on the Company's investment policies and credit standards.


At December 31, 1996, the Company's commercial mortgages involved a concentration of properties located in Florida (18%), Texas (13%), and Georgia (10%). The remaining commercial mortgages relate to properties located in 23 other states. The portfolio is well diversified, covering many different types of income-producing properties on which the Company has first mortgage liens. The maximum mortgage outstanding on any individual property is $13,517,000.


________________________________________________________________________________
                                      88


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS


PENSION PLAN


The Company has a qualified noncontributory defined benefit retirement plan as well as a non-qualified unfunded Supplemental Employees Retirement Plan (SERP) covering substantially all employees. The benefits are based on final average earnings from the time of eligibility for the plan, subject to minimum benefits based on career earnings. The Company's funding policy for the qualified plan is to contribute amounts annually to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus additional amounts as may be determined to be appropriate.


The funded status and the amounts recognized in the balance sheets for the defined benefit plan are as follows (in thousands):


                                                            DECEMBER 31
                                                    1996                  1995
                                         -------------------------------------------
                                           QUALIFIED             QUALIFIED
                                              PLAN       SERP       PLAN       SERP
                                         -------------------------------------------

Actuarial present value of accumulated
benefit obligation:
          Vested                            $(26,058)  $(6,725)   $(21,032)  $(5,637)
          Nonvested                             (733)     (132)     (1,656)        -
                                         -------------------------------------------
                                             (26,791)   (6,857)    (22,688)   (5,637)
Effect of projected future compensation       (5,479)     (951)     (5,355)   (1,297)
                                         -------------------------------------------
Projected benefit obligation                 (32,270)   (7,808)    (28,043)   (6,934)
Less plan assets at fair value                33,682         -      31,074         -
                                         -------------------------------------------
Plan assets in excess of projected
     benefit obligation                        1,412    (7,808)      3,031    (6,934)
Unrecognized net asset                        (1,316)        -      (1,601)        -
Unrecognized prior service benefit cost          (97)      236        (109)      267
Unrecognized net loss (gain)                   1,930     4,622         998     4,507
                                         -------------------------------------------
Net pension asset (liability)               $  1,929   $(2,950)   $  2,319   $(2,160)
                                         ===========================================



As of December 31, 1996 and 1995, the Company recognized an additional liability on the SERP of $3,671,000 and $3,210,000, respectively, as this plan is unfunded and the actuarial present value of accumulated benefit obligation exceeds the net pension liability.


________________________________________________________________________________
                                      89


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)


The net periodic pension cost for the defined benefit plans includes the following components (in thousands):


                                             1996                 1995                  1994
                                  -------------------------------------------------------------
                                    QUALIFIED            QUALIFIED             QUALIFIED
                                       PLAN      SERP       PLAN       SERP       PLAN     SERP
                                  -------------------------------------------------------------

Service cost                          $ 1,320    $  388    $ 1,147    $  285     $ 1,369   $248
Interest cost                           2,262       463      1,856       517       1,521    219
Return on plan assets                  (4,075)      258     (3,497)        -      (1,900)     -
Net amortization and
     deferral                             883         -        553       239        (659)   200
                                  -------------------------------------------------------------
Net periodic pension
    expense                           $   390    $1,109    $    59    $1,041     $   331   $667
                                  =============================================================



Assumptions used in accounting for the defined benefit plans as of December 31, 1996, 1995, and 1994 were as follows:


                                                    1996        1995         1994
                                                 -----------------------------------
Weighted-average discount rate                      7.50%       7.25%        8.00%
Rate of increase in compensation level              4.50%       4.25%        6.00%
Expected long-term rate of return on assets         9.50%       9.50%        8.50%



Plan assets of the defined benefit plans at December 31, 1996 are invested primarily in U.S. government securities, corporate bonds, mutual funds, mortgage loans and money market funds.


401(K) PLAN


The Security Life of Denver Insurance Company Savings Incentive Plan (the Savings Plan) is a defined contribution-individual account plan which is available to substantially all full-time home office employees to provide a savings program for additional retirement benefits, qualifying as a 401(k) plan. As a 401(k) plan, participants may make contributions to the plan through salary reductions up to a maximum of $9,500 in 1996 and $9,240 in 1995 and 1994. Such contributions are not currently taxable to the participants. The Company matches 100% of the first 3% of participants' contributions, plus 50% of contributions which exceed 3% of participants' compensation, subject to a

________________________________________________________________________________
                                      90

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)

maximum matching percentage of 4 1/2% of the individual's salary. Company matching contributions were $1,143,000 for 1996, $1,071,000 for 1995, and $1,042,000 for 1994.

Plan assets of the Savings Plan at December 31, 1996 are invested in a group deposit administration contract (the Contract) with the Company, various mutual funds maintained by the Principal Financial Group, and loans to participants. The Contract is a policyholder liability of the Company and had a balance of $25.5 million and $23.9 million at December 31, 1996 and 1995, respectively.


POSTRETIREMENT BENEFITS


In addition to providing pension and profit sharing plans, the Company provides certain health care and life insurance benefits for retired employees. Under the current plans, all employees become eligible for these benefits if they achieve a minimum of 120 months of service prior to retirement. The plans are contributory, with retiree contributions adjusted annually, and contain other cost-sharing features such as deductible amounts and coinsurance.


The following table presents the amounts recognized in the Company's balance sheets (in thousands):


                                                                            DECEMBER 31
                                                         1996                              1995
                                          -------------------------------------------------------------------
                                                          LIFE                             LIFE
                                            MEDICAL    INSURANCE              MEDICAL   INSURANCE
                                             PLAN        PLAN        TOTAL     PLAN        PLAN        TOTAL
                                          -------------------------------------------------------------------
Accumulated postretirement benefit
     obligation:
          Retirees                          $(1,315)     $(1,226)  $ (2,541)  $(1,234)     $(1,140)  $ (2,374)
          Fully eligible active plan
               participants                    (409)        (392)      (801)     (383)        (364)      (747)
          Other active plan participants     (2,038)      (1,220)    (3,258)   (1,913)      (1,134)    (3,047)
                                          -------------------------------------------------------------------
                                             (3,762)      (2,838)    (6,600)   (3,530)      (2,638)    (6,168)
Plan assets at fair value                         -            -          -         -            -          -
                                          -------------------------------------------------------------------
Accumulated postretirement benefit
     obligation in excess of plan assets     (3,762)      (2,838)    (6,600)   (3,530)      (2,638)    (6,168)
Unrecognized prior service cost                 355           32        387       463           42        505
Unrecognized net gains (losses)              (5,870)       1,271     (4,599)   (6,114)       1,449     (4,665)
                                          -------------------------------------------------------------------
Accrued postretirement benefit cost         $(9,277)     $(1,535)  $(10,812)  $(9,181)     $(1,147)  $(10,328)
                                          ===================================================================



________________________________________________________________________________
                                      91


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

6. EMPLOYEE BENEFIT PLANS (CONTINUED)


Net periodic postretirement benefit cost for 1996, 1995, and 1994 includes the following components (in thousands):



                                              1996                          1995                           1994
                               ----------------------------------------------------------------------------------------------
                                              LIFE                          LIFE                           LIFE
                                 MEDICAL   INSURANCE            MEDICAL  INSURANCE            MEDICAL   INSURANCE
                                  PLAN        PLAN      TOTAL    PLAN       PLAN      TOTAL    PLAN        PLAN      TOTAL
                               ----------------------------------------------------------------------------------------------

Service cost                       $ 236         $151  $ 387     $ 359         $175  $ 534      $436          $30   $ 466
Interest cost                        268          200    468       291          112    403       448           39     487
Net amortization and deferral       (275)          89   (186)     (209)          65   (144)      (93)          (8)   (101)
                               ------------------------------------------------------------------------------------------
Net periodic postretirement
benefit  cost                      $ 229         $440  $ 669     $ 441         $352  $ 793      $791          $61   $ 852
                               ==========================================================================================



The annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) for the medical plan is 11.25% graded to 5% over 12.5 years. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated postretirement benefit obligation for the medical plan as of December 31, 1996 by $656,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1996 by $81,000.


The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.50% at December 31, 1996 and 7.25% at December 31, 1995.


7. SEPARATE ACCOUNTS


Separate account assets and liabilities represent funds segregated by the Company for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses on the separate account assets and related liabilities equal the benefits paid to the separate account policyholders and are excluded from the amounts reported in the Consolidated Statements of Income except for fees charged for administration services and mortality risk.


________________________________________________________________________________
                                      92

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

8. LEASES


The Company is committed under various noncancellable long-term operating leases relating to electronic data processing equipment that provide for annual rentals as follows (in thousands):



               1997                            $2,985
               1998                             2,278
               1999                                35
               2000                                 -
               2001                                 -
                                             ----------
                                               $5,298
                                             ==========



These leases expire between 1997 and 2000. Rental expense for all equipment leases was approximately $6,151,000, $4,344,000, and $5,620,000 for the years ended December 31, 1996, 1995, and 1994, respectively.


9. REINSURANCE


The Company is involved in both ceded and assumed reinsurance with other companies for the purpose of diversifying risk and limiting exposure on larger risks. As of December 31, 1996, the Company's retention limit for acceptance of risk on life insurance policies had been set at various levels up to $1,500,000. Reinsurance premiums, commissions, and expense reimbursements related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Reserves are based on the terms of the reinsurance contracts, and are consistent with the risks assumed.


________________________________________________________________________________
                                      93


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

9.   REINSURANCE (CONTINUED)


To the extent that the assuming companies become unable to meet their obligations under these treaties, the Company remains contingently liable to its policyholders for the portion reinsured. Consequently, allowances are established for amounts deemed uncollectible. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of the reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers.


The Company assumes and cedes, on a coinsurance basis, guaranteed investment contracts (GICs) to and from affiliates under common ownership. In 1995, the Company ceded a block of GIC business issued in prior years to an affiliate. No gain or loss was recognized on the transaction. The Company does not hold any collateral under these agreements.


These transactions are summarized as follows (in thousands):


                                                         1996                   1995
                                            ---------------------------------------------------
                                               PREMIUMS     RESERVES     PREMIUMS     RESERVES
                                            ---------------------------------------------------
Direct (nonaffiliated)                        $ 767,312   $ 1,785,689   $ 556,571   $ 1,380,951
Assumed from Life Insurance Company of
     Georgia                                     50,000       125,512      25,000       128,137
Assumed from Southland Life Insurance
     Company                                          -             -       8,000        11,838
Ceded to Columbine Life Insurance Company      (484,512)   (1,425,545)   (530,291)   (1,328,950)
Ceded to Life Insurance Company of Georgia     (282,800)     (435,586)    (78,200)     (191,976)
                                            ---------------------------------------------------
Net                                           $  50,000   $    50,070   $ (18,920)  $         -
                                            ===================================================



Ceded GIC reserves totaling $1,861 and $1,521 million as of December 31, 1996 and 1995, respectively, are classified as part of prepaid reinsurance premiums. GIC reserves are reflected at their gross value of $1,911 and $1,521 million as of December 31, 1996 and 1995.

________________________________________________________________________________
                                      94

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

9.   REINSURANCE (CONTINUED)


As of December 31, 1996 and 1995, the Company has ceded blocks of insurance under reinsurance treaties to provide funds for financial and other purposes. These reinsurance transactions, generally known as "surplus relief reinsurance," represent financial arrangements and, in accordance with generally accepted accounting principles, are not reflected in the accompanying financial statements except for the risk fees paid to or received from reinsurers.
Surplus relief reinsurance has the effect of increasing current statutory surplus while reducing future statutory surplus as amounts are recaptured from
reinsurers.   During 1995, most of the agreements were recaptured as part of an overall capital restructuring plan. This capital restructuring also resulted in a capital contribution from the Company's parent of $146,630,000 to replace the reduction in statutory surplus that resulted from the recapture.


10.  INCOME TAXES


The Company files a consolidated federal income tax return with its parent and other U.S. affiliates and subsidiaries, with the exception of First ING. The affiliated companies that join in the filing of the consolidated federal income tax return have an agreement for the allocation of taxes between members that join in the consolidated return. The agreement specifies that the separate return payable or the separate return receivable of each member will be the federal income tax liability or receivable that the member would have had for the period had it filed a separate return.

________________________________________________________________________________
                                      95

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

10.  INCOME TAXES (CONTINUED)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax assets and liabilities are as follows (in thousands):


                                                                                                       DECEMBER 31
                                                                                                     1996        1995
                                                                                                ---------------------------
Deferred tax liabilities:
     Deferred policy acquisition costs                                                            $(236,445)  $(197,355)
     Unrealized gains/losses                                                                        (38,516)    (53,440)
                                                                                               ----------------------------
Total deferred tax liabilities                                                                     (274,961)   (250,795)

Deferred tax assets:
     Benefit reserves and surplus relief                                                            123,410     120,439
     Tax-basis deferred acquisition costs                                                            60,727      48,945
     Investment income                                                                               11,037      12,060
     Unearned investment income                                                                       8,705       9,383
     Nonqualified deferred compensation                                                              10,649       8,785
     Postretirement employee benefits                                                                 3,784       3,615
     Other, net                                                                                       8,108       2,822
                                                                                                ---------------------------
Net deferred tax assets                                                                             226,420     206,049
                                                                                                ---------------------------
Net deferred tax (liabilities) assets                                                             $ (48,541)  $ (44,746)
                                                                                                ===========================



The components of federal income tax expense consist of the following (in thousands):


                                                                                                  DECEMBER 31
                                                                                            1996       1995        1994
                                                                                       --------------------------------
Current                                                                                  $10,340  $ (48,136)  $  44,121
Deferred                                                                                  11,536     72,870     (29,200)
Current year change in valuation
     allowance                                                                                 -       (438)          -
                                                                                       --------------------------------
Federal income tax expense                                                               $21,876  $  24,296   $  14,921
                                                                                       ================================


________________________________________________________________________________
                                      96

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

10.  INCOME TAXES (CONTINUED)


The Company's effective income tax rate did not vary significantly from the statutory federal income tax rate.


Prior to 1995 a valuation allowance had been established by the Company to account for the fact that the full benefit of the deferred tax asset established by First ING for tax-basis deferred acquisition costs more than likely would not be fully realized. In 1995, a change in judgment about the realization of the deferred tax asset occurred and the valuation allowance was removed.


The Company had net income tax payments (receipts) of $(61,467,000) during 1996, $25,875,000 during 1995, and $41,278,000 during 1994 for current income tax payments and settlements of prior year returns.


The Policyholder's Surplus Account is an accumulation of certain special deductions for income tax purposes and a portion of the "gains from operations" which were not subject to current taxation under the Life Insurance Tax Act of 1959. At December 31, 1984, the balance in this account for tax return purposes was approximately $70,800,000. The Tax Reform Act of 1984 provides that no further accumulations will be made in this account. If amounts accumulated in the Policyholder's Surplus Account exceed certain limits, or if distributions to the shareholder exceed amounts in the Shareholder's Surplus Account, to the extent of such excess amount or excess distributions, as determined for income tax purposes, amounts in the Policyholder's Surplus Account would become subject to income tax at rates in effect at that time. Should this occur, the maximum tax which would be paid at the current tax rate is $24,780,000. The Company does not anticipate any such action or foresee any events which would result in such tax; accordingly, a deferred tax liability has not been established.


11.  LONG-TERM DEBT


Long-term indebtedness to related parties for $75,000,000 represents the cumulative cash draws on a $100,000,000 commitment from ING America Insurance Holdings, Inc. through December 31, 1996. Additional draws may be made by the
Company at its option through December 1, 2004.   This subordinated note bears
interest at a variable rate equal to the prevailing rate for 10 year U.S. Treasury Bonds plus 1/4% adjusted annually.

________________________________________________________________________________
                                      97

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

11.  LONG-TERM DEBT (CONTINUED)


The repayment of this note requires approval of the Commissioner of Insurance of the State of Colorado and is payable only out of surplus funds of the Company and only at such time as the surplus of the Company, after payment is made, does not fall below the prescribed level.


The principal and interest is scheduled to be repaid in five annual installments beginning December 31, 1999 and continuing through December 31, 2003, with the option of prepaying any outstanding principal and accrued interest. As of December 31, 1996, the Company accrued interest of $3,700,000. No payments of principal or interest were made in 1996.


Future minimum payments, assuming a current effective interest rate of 6.55%, are as follows (in thousands):


                  YEAR                     TOTAL PAYMENTS
                  ---------------------------------------
                  1999                           $ 21,518
                  2000                             21,518
                  Subsequent years                 64,552

                  Total                           107,588
                  Less imputed interest           (32,588)
                  Present value of payments      $ 75,000
                                              ===========



12.  STATUTORY ACCOUNTING INFORMATION AND PRACTICES


Security Life and its insurance subsidiaries prepare their statutory basis financial statements in accordance with accounting practices prescribed or permitted by their state of domicile. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the National Association of Insurance Commissioners (NAIC). "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, from company to company within the state, and may change in the future. The NAIC is currently in the process of codifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1998, will likely change, to some extent, prescribed statutory accounting.

________________________________________________________________________________
                                      98

FirstLine

          Security Life of Denver Insurance Company and Subsidiaries

12.  STATUTORY ACCOUNTING INFORMATION AND PRACTICES (CONTINUED)


practices, and may result in changes to the accounting practices that insurance companies use to prepare their statutory financial statements.


Prescribed statutory reserve methodology does not fully encompass universal life-type products. The NAIC, however, has promulgated a Model Regulation regarding Universal Life Reserves. The Colorado Division of Insurance has not adopted the regulation, but requires that reserves be held which are at least as great as those required by Colorado Statutes. The NAIC UL Model Regulation is used by the Company to provide reserves consistent with the principles of this article. Because the reserves satisfy the requirements prescribed by the State of Colorado for the valuation of universal life insurance, the Company is permitted to compute reserves in accordance with this model regulation.


The NAIC prescribes Risk-Based Capital (RBC) requirements for life/health insurance companies. At December 31, 1996, the Company exceeded all minimum RBC requirements.


Combined capital and surplus, determined in accordance with statutory accounting practices (SAP), was $366,451,000 and $333,686,000 at December 31, 1996 and
1995, respectively. Combined net income, determined in accordance with SAP, was $9,141,000, $11,771,000, and $9,383,000 for the years ended December 31, 1996,
1995, and 1994, respectively.


Security Life is required to maintain a minimum total statutory capital and surplus in the state of domicile of $1,500,000. Midwestern United is required to maintain minimum statutory capital of $200,000 and surplus of $250,000 in the state of domicile. First ING is required to maintain minimum statutory capital of $1,000,000 and paid-in surplus of at least 50% of paid-in capital in the state of domicile. Each Company exceeded its respective minimum statutory capital and surplus requirements at December 31, 1996. Additionally, the amount of dividends which can be paid by each company to its stockholder without prior approval of the various state insurance departments is generally limited to the greater of 10% of statutory surplus or the statutory net gain from operations.


13. FAIR VALUES OF FINANCIAL INSTRUMENTS


In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value

________________________________________________________________________________
                                      99

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. Life insurance liabilities that contain mortality risk and all nonfinancial instruments are excluded from disclosure requirements. However, the fair values a of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, such that the Company's exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The carrying amounts and fair values of the Company's financial instruments at December 31, 1996 and 1995 are summarized below (in thousands):


                                           DECEMBER 31, 1996        DECEMBER 31, 1995
                                       ------------------------- ----------------------------
                                          CARRYING                CARRYING
                                          AMOUNT     FAIR VALUE   AMOUNT        FAIR VALUE
                                       ------------------------- ----------------------------
ASSETS
Fixed maturities (Note 3)                $2,875,084  $2,875,084  $2,470,944         $2,470,944
Equity securities (Note 3)                    5,345       5,345       8,369              8,369
Commercial mortgages                        445,073     461,777     276,552            304,442
Residential mortgages                         7,722       7,589       8,992              9,172
Policy loans                                795,311     795,311     754,240            754,240
Short-term investments                        7,019       7,019      10,946             10,946

LIABILITIES
Guaranteed investment
     contracts, net of reinsurance       $   50,070  $   50,070  $           $              -
                                                                 -
Supplemental contracts
     without life contingencies               3,023       3,023       3,033              3,033
Other policyholder funds left
     on deposit                              98,824      98,824      92,893             92,893
Individual and group
        annuities, net of reinsurance        45,576      45,228      49,020             48,457



________________________________________________________________________________
                                      100


FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


The carrying values of all other financial instruments approximate their fair value.


The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments:


   FIXED MATURITIES AND EQUITY SECURITIES:  The fair values for fixed maturities
   --------------------------------------
   (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements and collateralized mortgage obligations and other mortgage derivative investments, are estimated by discounting expected future cash flows. The discount rates used vary as a function of factors such as yield, credit quality and maturity which fall within a range between 2% - 12% over the total portfolio. The fair values of equity securities are based on quoted market prices.


   MORTGAGE LOANS:  Estimated market values for commercial real estate loans are
   --------------
   generated using a discounted cash flow approach. Loans in good standing are discounted using interest rates determined by U.S. Treasury yields on December 31 and spreads implied by independent published surveys. The same is applied on new loans with similar characteristics. The amortizing features of all loans are incorporated in the valuation. Where data on option features is available, option values are determined using a binomial valuation method, and are incorporated into the mortgage valuation. Restructured loans are valued in the same manner; however, these are discounted at a greater spread to reflect increased risk.


   All residential loans are valued at their outstanding principal balances, which approximate their fair values.


   POLICY LOANS:  The carrying amounts reported in the balance sheets for these
   ------------
   financial instruments approximate their fair values.


   DERIVATIVE FINANCIAL INSTRUMENTS:  Fair values for on-balance-sheet
   --------------------------------
   derivative financial instruments (caps and floors) and off-balance-sheet derivative financial instruments (swaps) are based on broker/dealer valuations or on internal discounted cash flow pricing models taking into account current cash flow assumptions and the counterparties' credit standing.

________________________________________________________________________________
                                      101

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

13.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)


   GUARANTEED INVESTMENT CONTRACTS:  The fair values of the Company's guaranteed
   -------------------------------
   investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.


   OTHER INVESTMENT-TYPE INSURANCE CONTRACTS:  The fair values of the Company's
   -----------------------------------------
   deferred annuity contracts are estimated based on the cash surrender value. The carrying values of other liabilities, including immediate annuities, dividend accumulations, supplementary contracts without life contingencies and premium deposits, approximate their fair values.


   OFF-BALANCE-SHEET INSTRUMENTS:  The Company had synthetic guaranteed
   -----------------------------
   investment contract sales in the amounts of $55,780,000 and $10,358,000 in 1996 and 1995, respectively, to trustees of 401(k) plans. Pursuant to the terms of these contracts, the trustees own and retain the assets related to
   these contracts.   Such assets had a value of $637,151,000 and $695,288,000
   at December 31, 1996 and 1995, respectively. Under synthetic guaranteed investment contracts, the synthetic issuer may assume interest rate risk on individual plan participant initiated withdrawals from stable value options of 401(k) plans. Approximately 85% of the synthetic guaranteed investment contract book values are on a participating basis and have a credited interest rate reset mechanism which passes such interest rate risk to plan participants.


   LETTERS OF CREDIT
   -----------------


   The Company is the beneficiary of letters of credit totaling $93,252,000 which have a market value to the Company of $0 and two lines of credit totaling $205,274,000 which have a market value to the Company of $0 (see
   Note 15).


14.  COMMITMENTS AND CONTINGENT LIABILITIES


The Company is a party to pending or threatened lawsuits arising from the normal conduct of its business. Due to the climate in insurance and business litigation, suits against the Company sometimes include substantial additional claims, consequential damages, punitive damages and other similar types of relief. While it is not possible to forecast the outcome of such litigation, it is the opinion of management that the disposition of such lawsuits will not have a material adverse effect on the Company's financial position or interfere with its operations.

________________________________________________________________________________
                                      102

FirstLine

           Security Life of Denver Insurance Company and Subsidiaries

15.  FINANCING ARRANGEMENTS


The Company has a $105,274,000 line of credit issued by the Company's parent to provide short-term liquidity. The Company has an additional non-affiliated line of credit of $100,000,000 also to provide short-term liquidity which expires June 30, 1997. The amount of funds available under this line is reduced by borrowings of certain affiliates also party to the agreement. There were no outstanding borrowings under either of these agreements at December 31, 1996 or 1995. The average balance of short-term debt was $23.4 million during 1996.
The weighted average interest rate paid on this debt during 1996 was 5.46%.


The Company is the beneficiary of letters of credit totaling $93,252,000 that were established in accordance with the terms of reinsurance agreements. The terms of the letters of credit provide for automatic renewal for the following year at December 31, unless otherwise cancelled or terminated by either party to the financing. The letters were unused during both 1996 and 1995.

________________________________________________________________________________
                                      103

FirstLine

                        Report of Independent Auditors


Policyholders
Security Life Separate Account L1 of
 Security Life of Denver Insurance Company


We have audited the accompanying statement of net assets of Security Life Separate Account L1 (comprising, respectively, the Neuberger & Berman Advisers Management Trust (comprising the Limited Maturity Bond, Growth, Government Income and Partners Portfolios) ("N&B"), the Alger American Fund (comprising the American Small Capitalization, American MidCap Growth, American Growth and American Leveraged AllCap Portfolios) ("Alger"), the Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II (comprising the Asset Manager, Growth, Overseas, Money Market and Index 500 Portfolios) ("Fidelity"), the INVESCO Variable Investment Funds, Inc. (comprising the Total Return, Industrial Income, High Yield and Utilities Portfolios) ("INVESCO") and Van Eck Worldwide Trust (comprising the Worldwide Balanced and Gold and Natural Resources Portfolios) ("Van Eck") Divisions) as of December 31, 1996, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Life Separate Account L1 at December 31, 1996, and the results of its operations for the year then ended and changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                    ERNST & YOUNG LLP

Denver, Colorado

April 9, 1997

________________________________________________________________________________
                                      104

FirstLine

                       Security Life Separate Account L1

                            Statement of Net Assets

                               December 31, 1996


                                             TOTAL
                                              ALL          TOTAL         TOTAL        TOTAL            TOTAL       TOTAL
                                           DIVISIONS        N&B          ALGER       FIDELITY         INVESCO     VAN ECK
                                        -----------------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
market value; combined cost
     $54,275,545 (See Note C)              $57,137,579    $10,501,407    11,470,216    $30,788,682    $ 3,783,021  $594,253
                                        -----------------------------------------------------------------------------------
Total assets                                57,137,579     10,501,407    11,470,216     30,788,682      3,783,021   594,253
                                        -----------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of Denver      (1,613,713)        (35,546)      (35,976)    (1,508,299)       (35,750)    1,858
Due to (from) other divisions                 894,465          (2,393)      150,103        897,366       (148,975)   (1,636)
Total liabilities                            (719,248)        (37,939)      114,127       (610.933)      (184,725)      222
                                        -----------------------------------------------------------------------------------
Net assets                                $57,856,827     $10,539,346    11,356,089   $ 31,399,615     $3,967,746  $594,031
                                        ===================================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
     contracts (See Note B)               $57,856,827     $10,539,346    11,356,089   $ 31,399,615     $3,967,746  $594,031
                                        ===================================================================================
TOTAL CONTRACT OWNER RESERVES             $57,856,827     $10,539,346    11,356,089   $ 31,399,615     $3,967,746  $594,031
                                        ===================================================================================


See accompanying notes.

________________________________________________________________________________
                                      105

FirstLine

                       Security Life Separate Account L1

                               December 31, 1996


                                                                         N & B
                                      -------------------------------------------------------------------------
                                           TOTAL         LIMITED                     GOVERNMENT
                                            N&B       MATURITY BOND     GROWTH         INCOME        PARTNERS
                                      -------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
     market value                       $10,501,407    $  2,493,707  $  1,797,629   $  1,549,039   $  4,661,032
Total assets                             10,501,407       2,493,707     1,797,629      1,549,039      4,661,032
                                      -------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of
 Denver                                     (35,546)          1,631       (36,173)         1,096         (2,100)

Due to (from) other divisions                (2,393)              -        (1,912)          (371)          (110)
                                     --------------------------------------------------------------------------
Total liabilities                           (37,939)          1,631       (38,085)           725         (2,210)
                                      -------------------------------------------------------------------------

Net assets                              $10,539,346    $  2,492,076  $  1,835,714   $  1,548,314   $  4,663,242
                                      =========================================================================
CONTRACT OWNER RESERVES
Reserves for redeemable annuity
     contracts (See Note B)             $10,539,346    $  2,492,076  $  1,835,714   $  1,548,314   $  4,663,242
                                      -------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES           $10,539,346    $  2,492,076  $  1,835,714   $  1,548,314   $  4,663,242
                                      =========================================================================

Number of division units outstanding
     (See Note G)                                       218,725.891   133,567.983    142,773.403    275,892.457
                                                   ============================================================

Value per divisional unit                              $      11.39  $      13.74   $      10.84   $      16.90
                                                   ============================================================



See accompanying notes.


________________________________________________________________________________
                                      106


FirstLine

                       Security Life Separate Account L1

                               December 31, 1996


                                                                     ALGER
                                 --------------------------------------------------------------------------
                                                    AMERICAN        AMERICAN                      AMERICAN
                                      TOTAL           SMALL          MIDCAP        AMERICAN      LEVERAGED
                                      ALGER      CAPITALIZATION      GROWTH         GROWTH         ALLCAP
                                 --------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
     market value                  $11,470,216     $  4,480,399   $  2,308,724   $  3,808,543   $   872,550
Total assets                        11,470,216        4,480,399      2,308,724      3,808,543       872,550
                                 --------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of
Denver                                 (35,976)          (4,356)       (25,479)        (4,982)       (1,159)
                                       --------          -------       --------        -------       -------
Due to (from) other divisions          150,103          152,647           (852)          (653)       (1,039)
Total liabilities                      114,127          148,291        (26,331)        (5,635)       (2,198)
                                 --------------------------------------------------------------------------

Net assets                         $11,356,089       $4,332,108     $2,335,055     $3,814,178      $874,748
                                 ==========================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
     contracts (See Note B)        $11,356,089       $4,332,108     $2,335,055     $3,814,178      $874,748
                                 --------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES      $11,356,089       $4,332,108     $2,335,055     $3,814,178      $874,748
                                 ==========================================================================

Number of division units
 outstanding
     (See Note G)                                   297,073.322    150,480.473    282,175.287    53,044.470
                                              =============================================================

Value per divisional unit                          $      14.58   $      15.52   $      13.52   $     16.49
                                              =============================================================



See accompanying notes.

________________________________________________________________________________
                                      107


FirstLine

                       Security Life Separate Account L1

                               December 31, 1996


                                                                              FIDELITY
                                     ----------------------------------------------------------------------------------------
                                          TOTAL          ASSET                                        MONEY
                                         FIDELITY       MANAGER        GROWTH        OVERSEAS        MARKET        INDEX 500
                                     ----------------------------------------------------------------------------------------
ASSETS
Investments in mutual funds at
     market value                      $30,788,682     $1,513,317     $6,998,086    $4,266,432     $7,785,143    $10,225,704
Total assets                            30,788,682      1,513,317      6,998,086     4,266,432      7,785,143     10,225,704
                                     ----------------------------------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of
Denver                                  (1,508,299)       (32,020)       (29,464)       (7,782)    (1,438,819)          (214)
Due to (from) other divisions              897,366              -        (21,869)         (915)       928,296         (8,146)
                                     ----------------------------------------------------------------------------------------
Total liabilities                         (610,933)       (32,020)       (51,333)        (8,697)      (510,523)        (8,360)
                                     ----------------------------------------------------------------------------------------

Net assets                             $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
                                     ========================================================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
      contracts (See Note B)           $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
                                     ----------------------------------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES          $31,399,615   $  1,545,337   $  7,049,419   $  4,275,129   $  8,295,666   $ 10,234,064
                                     ========================================================================================

Number of division units outstanding
     (See Note G)                                     123,908.168    470,285.667    367,948.109    753,707.969    640,890.650
                                                  ===========================================================================

Value per divisional unit                            $      12.47   $      14.99   $      11.62   $      11.01   $      15.97
                                                  ===========================================================================



See accompanying notes.

________________________________________________________________________________
                                      108


FirstLine

                       Security Life Separate Account L1

                               December 31, 1996


                                                                 INVESCO
                                         ----------------------------------------------------------------
                                            TOTAL        TOTAL     INDUSTRIAL
                                            -----        -----     ----------
                                           INVESCO       RETURN      INCOME      HIGH YIELD    UTILITIES
                                         ----------------------------------------------------------------
ASSETS
Investments in mutual funds at
      market value                         3,783,021    $841,651   $1,371,266    $1,351,726    $218,378
Total assets                               3,783,021     841,651    1,371,266     1,351,726     218,378
                                         --------------------------------------------------------------

LIABILITIES
Due to (from) Security Life of               (35,750)    (38,816)       2,037           879         150
Denver
Due to (from) other divisions               (148,975)      6,000         (388)     (154,554)        (33)
Total liabilities                           (184,725)    (32,816)       1,649      (153,675)        117
                                          --------------------------------------------------------------

Net assets                                $3,967,746    $874,467   $1,369,617    $1,505,401    $218,261
                                          ==============================================================

CONTRACT OWNER RESERVES
Reserves for redeemable annuity
      contracts (See Note B)               3,967,746    $874,467   $1,369,617    $1,505,401    $218,261
                                          --------------------------------------------------------------

TOTAL CONTRACT OWNER RESERVES              3,967,746    $874,467   $1,369,617    $1,505,401    $218,261
                                          ==============================================================

Number of division units
outstanding
    (See Note G)                                      64,490.483   87,035.356   108,999.107  18,008.490
                                                   ====================================================

Value per divisional unit                                 $13.56       $15.74        $13.81      $12.12
                                                   ====================================================



See accompanying notes.

________________________________________________________________________________
                                      109


FirstLine

                       Security Life Separate Account L1

                               December 31, 1996


                                                       VAN ECK
                                      --------------------------------------
                                                                   GOLD AND
                                          TOTAL     WORLDWIDE      NATURAL
                                         VAN ECK     BALANCED     RESOURCES
                                      --------------------------------------
ASSETS
Investments in mutual funds at
     market value                       $594,253      $327,886      $266,367
                                      --------------------------------------
Total assets                             594,253       327,886       266,367
                                      --------------------------------------

LIABILITIES
Due to (from) Security Life of
Denver                                     1,858         1,181           677
Due to (from) other divisions             (1,636)       (1,100)         (536)
Total liabilities                            222            81           141
                                      --------------------------------------
Net assets
                                        $594,031      $327,805      $266,226
                                      ======================================
CONTRACT OWNER RESERVES
Reserves for redeemable annuity
contracts (See Note B)                  $594,031      $327,805      $266,226
                                      --------------------------------------

TOTAL CONTRACT OWNER RESERVES           $594,031      $327,805      $266,226
                                      ======================================

Number of division units outstanding
     (See Note G)                                   29,808.787    21,966.093
                                                ============================

Value per divisional unit                               $11.00        $12.12
                                                ============================



See accompanying notes.


________________________________________________________________________________
                                      110


FirstLine

                       Security Life Separate Account L1

                            Statement of Operations

                         Year Ended December 31, 1996

                                  TOTAL
                                  -----
                                   ALL       TOTAL    TOTAL      TOTAL      TOTAL     TOTAL
                                   ---       -----    -----      -----      -----     -----
                                DIVISIONS     N&B     ALGER     FIDELITY   INVESCO   VAN ECK
                              ----------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds    $1,183,779  $292,143  $56,842    $593,973   $238,653   $ 2,168
Less:  Valuation period
deductions
     (See Note B)                 241,127    50,116   44,898     128,637     14,752     2,724
                              ----------------------------------------------------------------
Net investment income (loss)      942,652   242,027   11,944     465,336    223,901      (556)
                              ----------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                  401,852    86,478   62,058      97,833    143,358    12,125
Net unrealized gains (losses)
     on investments             2,675,307   557,274  396,915   1,736,167    (43,084)   28,035


Net realized and unrealized
gains
     (losses) on investments    3,077,159   643,752  458,973   1,834,000    100,274    40,160
                                -------------------------------------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                $4,019,811  $885,779 $470,917  $2,229,336   $324,175   $39,604
                               ==============================================================


See accompanying notes.


________________________________________________________________________________
                                      111

FirstLine

                      Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                                N & B
                                    -----------------------------------------------------------
                                       TOTAL       LIMITED              GOVERNMENT
                                       -----       -------              ----------
                                        N&B        MATURITY   GROWTH      INCOME      PARTNERS
                                                   --------   ------      ------      --------
                                                     BOND
                                    -----------------------------------------------------------

INVESTMENT INCOME
Dividends from mutual funds           $292,143       $127,305   $ 76,287      $35,420  $ 53,131
Less:  Valuation period deductions
     (See Note B)                       50,116         13,218      9,400        8,882    18,616
                                    -----------------------------------------------------------
Net investment income (loss)           242,027        114,087     66,887       26,538    34,515
                                    -----------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                        86,478        (16,561)   (22,601)       3,867   121,773
Net unrealized gains (losses) on
     investments                       557,274        (29,330)    65,061          443   521,100
Net realized and unrealized gains
     (losses) on investments           643,752        (45,891)    42,460        4,310   642,873
                                    -----------------------------------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                       $885,779       $ 68,196   $109,347      $30,848  $677,388
                                    ===========================================================



See accompanying notes.

________________________________________________________________________________
                                      112


FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                ALGER
                                    ----------------------------------------------------------
                                                   AMERICAN      AMERICAN             AMERICAN
                                       TOTAL         SMALL        MIDCAP   AMERICAN  LEVERAGED
                                       ALGER    CAPITALIZATION    GROWTH    GROWTH     ALLCAP
                                    ----------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds           $56,842       $7,668      $10,435    $37,109    $1,630
Less:  Valuation period deductions
     (See Note B)                      44,898       18,457        7,398     16,087     2,956
                                    ----------------------------------------------------------
Net investment income (loss)           11,944      (10,789)       3,037     21,022    (1,326)
                                    ----------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                       62,058        8,187        9,936     22,907    21,028
Net unrealized gains (losses) on
     investments                      396,915       58,340       89,398    227,107    22,070
Net realized and unrealized gains
     (losses) on investments          458,973       66,527       99,334    250,014    43,098
                                    ----------------------------------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                      $470,917      $55,738     $102,371   $271,036   $41,772
                                    ==========================================================



See accompanying notes.


________________________________________________________________________________
                                      113


FirstLine

                       Security Life Separate Account L1

                         Year Ended December 31, 1996


                                                                FIDELITY
                                    ---------------------------------------------------------------
                                        TOTAL      ASSET                        MONEY
                                       FIDELITY   MANAGER   GROWTH   OVERSEAS   MARKET   INDEX 500
                                    ---------------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds           $593,973    $9,800   $109,786  $27,966   $246,349  $200,072
Less:  Valuation period deductions
     (See Note B)                      128,637     3,818     25,455   16,972     35,006    47,386
                                    ---------------------------------------------------------------
Net investment income (loss)           465,336     5,982     84,331   10,994    211,343   152,686
                                    ---------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                        97,833     7,905      9,661   34,235         -     46,032
Net unrealized gains (losses) on
     investments                     1,736,167    63,068    273,435  238,529         -  1,161,135
Net realized and unrealized gains
     (losses) on investments         1,834,000    70,973    283,096  272,764         -  1,207,167
                                    ---------------------------------------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                     $2,299,336   $76,955   $367,427 $283,758  $211,343 $1,359,853
                                    ===============================================================



See accompanying notes.


________________________________________________________________________________
                                      114


FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                              INVESCO
                                    ---------------------------------------------------------
                                        TOTAL     TOTAL   INDUSTRIAL
                                       INVESCO   RETURN     INCOME     HIGH YIELD   UTILITIES
                                    ---------------------------------------------------------
INVESTMENT INCOME
Dividends from mutual funds           $238,653   $25,285    $ 93,816     $114,676     $ 4,876
Less:  Valuation period deductions
     (See Note B)                       14,752     3,402       4,272        6,357         721
                                    ---------------------------------------------------------
Net investment income (loss)           223,901    21,883      89,544      108,319       4,155
                                    ---------------------------------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                       143,358    28,264      30,929       82,830       1,335
Net unrealized gains (losses) on
     investments                       (43,084)   10,956      (7,082)     (53,402)      6,444
Net realized and unrealized gains
     (losses) on investments           100,274    39,220      23,847       29,428       7,779
                                    ---------------------------------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                       $324,175   $61,103    $113,391     $137,747     $11,934
                                    =========================================================




See accompanying notes.


________________________________________________________________________________
                                      115


FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                  VAN ECK
                                    ---------------------------------
                                                            GOLD AND
                                       TOTAL    WORLDWIDE    NATURAL
                                      VAN ECK    BALANCED   RESOURCES
                                    ---------------------------------

INVESTMENT INCOME
Dividends from mutual funds           $ 2,168     $   169     $ 1,999
Less:  Valuation period deductions
     (See Note B)                       2,724       1,304       1,420
                                    ---------------------------------
Net investment income (loss)             (556)     (1,135)        579
                                    ---------------------------------

REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Net realized gains (losses) on
     investments                       12,125       2,984       9,141
Net unrealized gains (losses) on
     investments                       28,035      19,343       8,692

Net realized and unrealized gains
     (losses) on investments           40,160      22,327      17,833
                                    ---------------------------------

NET INCREASE IN NET ASSETS
     RESULTING FROM
     OPERATIONS                       $39,604     $21,192     $18,412
                                    =================================



See accompanying notes.


________________________________________________________________________________
                                      116
FirstLine

                       Security Life Separate Account L1


                       Statement of Changes in Net Assets


                          Year Ended December 31, 1996


                                            TOTAL
                                             ALL          TOTAL        TOTAL        TOTAL        TOTAL       TOTAL
                                          DIVISIONS        N&B         ALGER       FIDELITY     INVESCO     VAN ECK
                                       ----------------------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)             $   942,652   $   242,027   $  11,944   $  465,336    $  223,901    $   (556)
Net realized gains (losses) on
     investments                             401,852        86,478      62,058       97,833       143,358      12,125
Net unrealized gains (losses) on
     investments                           2,675,307       557,274     396,915    1,736,167       (43,084)     28,035
                                       ----------------------------------------------------------------------------------
Increase in net assets from
     operations                            4,019,811       885,779     470,917    2,299,336       324,175      39,604
                                       ----------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                              44,534,972     2,246,849   2,646,310     38,833,137     609,861     198,815
Cost of insurance and administrative
     expenses                             (2,843,666)     (378,501)   (531,589)    (1,733,703)   (158,637)    (41,236)
Benefit payments                              (9,641)            -      (9,457)          (184)          -           -
Surrenders                                  (139,851)      (10,863)    (32,300)       (89,374)     (5,730)     (1,584)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       (905,917)    3,446,134   6,535,350    (13,409,127)  2,217,943     303,783
Other                                        (25,415)        4,193      (1,186)       (29,113)      1,108        (417)
                                       ----------------------------------------------------------------------------------
Increase from principal
     transactions                         40,610,482     5,307,812   8,607,128     23,571,636   2,664,545     459,361
                                       ----------------------------------------------------------------------------------

Total increase in net assets              44,630,293     6,193,591   9,078,045     25,870,972   2,988,720     498,965

Net assets at beginning of year           13,226,534     4,345,755   2,278,044      5,528,643     979,026      95,066
                                       ----------------------------------------------------------------------------------

Net assets at end of year                $57,856,827   $10,539,346   11,356,089   $31,399,615  $3,967,746    $594,031
                                       ==================================================================================



See accompanying notes.


________________________________________________________________________________
                                      117
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                          N & B
                                         --------------------------------------------------------------------
                                              TOTAL         LIMITED                   GOVERNMENT
                                               N&B       MATURITY BOND     GROWTH       INCOME      PARTNERS
                                         --------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $   242,027      $  114,087   $   66,887   $   26,538   $   34,515
Net realized gains (losses) on
     investments                                86,478         (16,561)     (22,601)       3,867      121,773
Net unrealized gains (losses) on
     investments                               557,274         (29,330)      65,061          443      521,100
                                         --------------------------------------------------------------------
Increase in net assets from
     operations                                885,779          68,196      109,347       30,848      677,388
                                         --------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                 2,246,849         317,539      634,087      372,680      922,543
Cost of insurance and administrative
     expenses                                 (378,501)        (74,422)    (101,596)     (56,065)    (146,418)
Benefit payments                                     -               -            -            -            -
Surrenders                                     (10,863)         (1,157)      (2,385)         (48)      (7,273)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)        3,446,134         398,684      433,683      368,389    2,245,378
Other                                            4,193            (272)        (579)          41        5,003
                                         --------------------------------------------------------------------
Increase from principal
     transactions                            5,307,812         640,372      963,210      684,997    3,019,233
                                         --------------------------------------------------------------------

Total increase in net assets                 6,193,591         708,568    1,072,557      715,845    3,696,621

Net assets at beginning of year              4,345,755       1,783,508      763,157      832,469      966,621
                                         --------------------------------------------------------------------

Net assets at end of year                  $10,539,346      $2,492,076   $1,835,714   $1,548,314   $4,663,242
                                         ====================================================================



See accompanying notes.


________________________________________________________________________________
                                      118
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                          ALGER
                                         --------------------------------------------------------------------
                                                            AMERICAN       AMERICAN                  AMERICAN
                                              TOTAL           SMALL         MIDCAP      AMERICAN    LEVERAGED
                                              ALGER      CAPITALIZATION     GROWTH       GROWTH       ALLCAP
                                         --------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $    11,944       $  (10,789)  $    3,037   $   21,022    $ (1,326)
Net realized gains (losses) on
     investments                                62,058            8,187        9,936       22,907      21,028
Net unrealized gains (losses) on
     investments                               396,915           58,340       89,398      227,107      22,070
                                         --------------------------------------------------------------------
Increase in net assets from
     operations                                470,917           55,738      102,371      271,036      41,772
                                         --------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                 2,646,310          792,375      410,528    1,189,559     253,848
Cost of insurance and administrative
     expenses                                 (531,589)        (209,010)     (92,306)    (193,812)    (36,461)
Benefit payments                                (9,457)          (4,658)           -            -      (4,799)
Surrenders                                     (32,300)          (7,839)     (10,926)      (9,795)     (3,740)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)        6,535,350        2,581,122    1,649,714    1,717,965     586,549
Other                                           (1,186)          (3,605)         587        1,213         619
                                         --------------------------------------------------------------------
Increase from principal
     transactions                            8,607,128        3,148,385    1,957,597    2,705,130     796,016
                                         --------------------------------------------------------------------

Total increase in net assets                 9,078,045        3,204,123    2,059,968    2,976,166     837,788

Net assets at beginning of year              2,278,044        1,127,985      275,087      838,012      36,960
                                         --------------------------------------------------------------------

Net assets at end of year                  $11,356,089       $4,332,108   $2,335,055   $3,814,178    $874,748
                                         ====================================================================



See accompanying notes.


________________________________________________________________________________
                                      119
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                               FIDELITY
                                         ----------------------------------------------------------------------------------
                                               TOTAL         ASSET                                   MONEY
                                             FIDELITY       MANAGER      GROWTH      OVERSEAS       MARKET       INDEX 500
                                         ----------------------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $    465,336   $    5,982   $   84,331   $   10,994   $    211,343   $   152,686
Net realized gains (losses) on
     investments                                 97,833        7,905        9,661       34,235              -        46,032
Net unrealized gains (losses) on
     investments                              1,736,167       63,068      273,435      238,529              -     1,161,135
                                         ----------------------------------------------------------------------------------
Increase in net assets from
     operations                               2,299,336       76,955      367,427      283,758        211,343     1,359,853
                                         ----------------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                 38,833,137      202,285    1,158,382      537,007     36,012,540       922,923
Cost of insurance and administrative
     expenses                                (1,733,703)     (59,703)    (298,466)    (145,781)      (938,219)     (291,534)
Benefit payments                                   (184)           -            -            -              -          (184)
Surrenders                                      (89,374)        (973)      (9,215)      (8,511)       (56,983)      (13,692)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       (13,409,127)   1,199,005    4,485,230    2,637,971    (28,785,556)    7,054,223
Other                                           (29,113)         277          (47)         (13)       (27,783)       (1,547)
                                         ----------------------------------------------------------------------------------
Increase from principal
     transactions                            23,571,636    1,340,891    5,335,884    3,020,673      6,203,999     7,670,189
                                         ----------------------------------------------------------------------------------

Total increase in net assets                 25,870,972    1,417,846    5,703,311    3,304,431      6,415,342     9,030,042

Net assets at beginning of year               5,528,643      127,491    1,346,108      970,698      1,880,324     1,204,022
                                         ----------------------------------------------------------------------------------

Net assets at end of year                  $ 31,399,615   $1,545,337   $7,049,419   $4,275,129   $  8,295,666   $10,234,064
                                         ==================================================================================



See accompanying notes.


________________________________________________________________________________
                                      120
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                                     INVESCO
                                         -------------------------------------------------------------
                                              TOTAL       TOTAL    INDUSTRIAL
                                             INVESCO     RETURN      INCOME     HIGH YIELD   UTILITIES
                                         -------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $  223,901   $ 21,883   $   89,544   $  108,319    $  4,155
Net realized gains (losses) on
     investments                              143,358     28,264       30,929       82,830       1,335
Net unrealized gains (losses) on
     investments                              (43,084)    10,956       (7,082)     (53,402)      6,444
                                         -------------------------------------------------------------
Increase in net assets from
     operations                               324,175     61,103      113,391      137,747      11,934
                                         -------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                  609,861    199,674      243,848      121,818      44,521
Cost of insurance and administrative
     expenses                                (158,637)   (45,283)     (55,233)     (48,934)     (9,187)
Benefit payments                                    -          -            -            -           -
Surrenders                                     (5,730)    (2,038)      (2,171)      (1,386)       (135)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       2,217,943    506,505      810,269      750,404     150,765
Other                                           1,108        943         (126)         277          14
                                         -------------------------------------------------------------
Increase from principal
     transactions                           2,664,545    659,801      996,587      822,179     185,978
                                         -------------------------------------------------------------

Total increase in net assets                2,988,720    720,904    1,109,978      959,926     197,912

Net assets at beginning of year               979,026    153,563      259,639      545,475      20,349
                                         -------------------------------------------------------------

Net assets at end of year                  $3,967,746   $874,467   $1,369,617   $1,505,401    $218,261
                                         =============================================================



See accompanying notes.


________________________________________________________________________________
                                      121
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1996


                                                        VAN ECK
                                         ----------------------------------
                                                                   GOLD AND
                                             TOTAL    WORLDWIDE    NATURAL
                                            VAN ECK    BALANCED   RESOURCES
                                         ----------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $   (556)   $ (1,135)   $    579
Net realized gains (losses) on
     investments                             12,125       2,984       9,141
Net unrealized gains (losses) on
     investments                             28,035      19,343       8,692
                                         ----------------------------------
Increase in net assets from
     operations                              39,604      21,192      18,412
                                         ----------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                198,815     135,181      63,634
Cost of insurance and administrative
     expenses                               (41,236)    (29,480)    (11,756)
Benefit payments                                  -           -           -
Surrenders                                   (1,584)     (1,584)          -
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       303,783     126,152     177,631
Other                                          (417)       (468)         51
                                         ----------------------------------
Increase from principal
     transactions                           459,361     229,801     229,560
                                         ----------------------------------

Total increase in net assets                498,965     250,993     247,972

Net assets at beginning of year              95,066      76,812      18,254
                                         ----------------------------------

Net assets at end of year                  $594,031    $327,805    $266,226
                                         ==================================



See accompanying notes.


________________________________________________________________________________
                                      122
FirstLine

                       Security Life Separate Account L1


                       Statement of Changes in Net Assets


                          Year Ended December 31, 1995


                                            TOTAL
                                             ALL          TOTAL      TOTAL       TOTAL        TOTAL       TOTAL
                                          DIVISIONS        N&B       ALGER      FIDELITY     INVESCO     VAN ECK
                                       ---------------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)             $    97,403   $  (11,173)    (5,428)   $  60,063    $ 53,712     $   229
Net realized gains (losses) on
     investments                              76,547       25,418     17,143       28,840       4,788         358
Net unrealized gains (losses) on
     investments                             186,727      144,429    (54,571)     102,924      (6,574)        519

                                       ---------------------------------------------------------------------------
Increase (decrease) in net assets
     from operations                         360,677      158,674    (42,856)     191,827      51,926       1,106
                                       ---------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                              13,329,581       39,552    255,704   12,996,026      28,034      10,265
Cost of insurance and administrative
     expenses                               (515,616)     (94,109)   (72,491)    (327,795)    (17,857)     (3,364)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)              -    4,235,249   2,130,456  (7,368,518)    915,744      87,069

Other                                         19,851        6,389      7,231        5,062       1,179         (10)
                                       ---------------------------------------------------------------------------
Increase from principal
     transactions                         12,833,816    4,187,081   2,320,900   5,304,775     927,100      93,960
                                       ---------------------------------------------------------------------------

Total increase in net assets              13,194,493    4,345,755   2,278,044   5,496,602     979,026      95,066


Net assets at beginning of year               32,041            -          -       32,041           -           -
                                       ---------------------------------------------------------------------------

Net assets at end of year                $13,226,534   $4,345,755   2,278,044  $5,528,643    $979,026     $95,066
                                       ===========================================================================



See accompanying notes.


________________________________________________________________________________
                                      123
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1995


                                                                       N & B
                                         ---------------------------------------------------------------
                                              TOTAL        LIMITED                 GOVERNMENT
                                               N&B      MATURITY BOND    GROWTH      INCOME     PARTNERS
                                         ---------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $  (11,173)     $   (4,559)  $ (1,683)    $ (2,366)  $ (2,565)
Net realized gains (losses) on
     investments                               25,418           8,399      4,077        2,729     10,213
Net unrealized gains (losses) on
     investments                              144,429          54,564     (1,928)      33,629     58,164
                                         ---------------------------------------------------------------
Increase (decrease) in net assets from
     from operations                          158,674          58,404        466       33,992     65,812
                                         ---------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                   39,552           4,133     13,771       12,086      9,562
Cost of insurance and administrative
     expenses                                 (94,109)        (25,947)   (23,846)     (15,635)   (28,681)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       4,235,249       1,745,908    770,482      801,675    917,184
Other                                           6,389           1,010      2,284          351      2,744
                                         ---------------------------------------------------------------
Increase from principal
     transactions                           4,187,081       1,725,104    762,691      798,477    900,809
                                         ---------------------------------------------------------------

Total increase in net assets                4,345,755       1,783,508    763,157      832,469    966,621

Net assets at beginning of year                     -               -          -            -          -
                                         ---------------------------------------------------------------

Net assets at end of year                  $4,345,755      $1,783,508   $763,157     $832,469   $966,621
                                         ===============================================================



See accompanying notes.


________________________________________________________________________________
                                      124
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1995


                                                                       ALGER
                                         ---------------------------------------------------------------
                                                           AMERICAN      AMERICAN               AMERICAN
                                              TOTAL          SMALL        MIDCAP    AMERICAN   LEVERAGED
                                              ALGER     CAPITALIZATION    GROWTH     GROWTH      ALLCAP
                                         ---------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $   (5,428)      $   (2,496)  $   (548)  $ (2,242)    $  (142)
Net realized gains (losses) on
     investments                               17,143           19,457      3,402      1,513      (7,229)
Net unrealized gains (losses) on
     investments                              (54,571)         (57,427)     3,400     (1,664)      1,120
                                         ---------------------------------------------------------------
Increase (decrease) in net assets from
     operations                               (42,856)         (40,466)     6,254     (2,393)     (6,251)
                                         ---------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                  255,704          224,681     18,375      9,493       3,155
Cost of insurance and administrative
     expenses                                 (72,491)         (24,235)    (8,062)   (38,073)     (2,121)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       2,130,456          963,613    257,593    866,852      42,398
Other                                           7,231            4,392        927      2,133        (221)
                                         ---------------------------------------------------------------
Increase from principal
     transactions                           2,320,900        1,168,451    268,833    840,405      43,211
                                         ---------------------------------------------------------------

Total increase in net assets                2,278,044        1,127,985    275,087    838,012      36,960

Net assets at beginning of year                     -                -          -          -           -
                                         ---------------------------------------------------------------

Net assets at end of year                  $2,278,044       $1,127,985   $275,087   $838,012     $36,960
                                         ===============================================================



See accompanying notes.


________________________________________________________________________________
                                      125
FirstLine

                       Security Life Separate Account L1

                          Year Ended December 31, 1995


                                                                            FIDELITY
                                         ----------------------------------------------------------------------------
                                              TOTAL        ASSET                                MONEY
                                             FIDELITY     MANAGER     GROWTH     OVERSEAS      MARKET       INDEX 500
                                         ----------------------------------------------------------------------------

INCREASE IN NET ASSETS
OPERATIONS
Net investment income (loss)               $    60,063   $   (257)  $   (3,373)  $ (2,080)  $     68,179   $   (2,406)
Net realized gains (losses) on
     investments                                28,840        632       13,932      2,684              -       11,592
Net unrealized gains (losses) on
     investments                               102,924      6,607      (11,822)    28,250              -       79,889
                                         ----------------------------------------------------------------------------
Increase (decrease) in net assets from
     operations                                191,827      6,982       (1,263)    28,854         68,179       89,075
                                         ----------------------------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                12,996,026     18,939       37,113     24,037     12,848,110       67,827
Cost of insurance and administrative
     expenses                                 (327,795)    (5,716)     (45,365)   (17,969)      (242,041)     (16,704)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       (7,368,518)   107,141    1,355,450    935,792    (10,830,183)   1,063,282
Other                                            5,062        145          173        (16)         4,218          542
                                         ----------------------------------------------------------------------------
Increase from principal
     transactions                            5,304,775    120,509    1,347,371    941,844      1,780,104    1,114,947
                                         ----------------------------------------------------------------------------

Total increase in net assets                 5,496,602    127,491    1,346,108    970,698      1,848,283    1,204,022

Net assets at beginning of year                 32,041          -            -          -         32,041            -
                                         ----------------------------------------------------------------------------

Net assets at end of year                  $ 5,528,643   $127,491   $1,346,108   $970,698   $  1,880,324   $1,204,022
                                         ============================================================================



See accompanying notes.


________________________________________________________________________________
                                      126
FirstLine

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                                    INVESCO
                                         -----------------------------------------------------------
                                             TOTAL      TOTAL     INDUSTRIAL
                                            INVESCO    RETURN      INCOME     HIGH YIELD   UTILITIES
                                         -----------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)               $ 53,712   $  2,850     $  8,653     $ 42,118     $    91
Net realized gains (losses) on
     investments                              4,788      2,380        1,156        1,237          15
Net unrealized gains (losses) on
     investments                             (6,574)     2,264       12,495      (22,224)        891
                                         -----------------------------------------------------------
Increase (decrease) in net assets from
     operations                              51,926      7,494       22,304       21,131         997
                                         -----------------------------------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                 28,034      3,844       12,548        8,941       2,701
Cost of insurance and administrative
     expenses                               (17,857)    (4,401)      (5,390)      (6,776)     (1,290)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       915,744    145,676      230,040      522,094      17,934
Other                                         1,179        950          137           85           7
                                         -----------------------------------------------------------
Increase from principal
     transactions                           927,100    146,069      237,335      524,344      19,352
                                         -----------------------------------------------------------

Total increase in net assets                979,026    153,563      259,639      545,475      20,349

Net assets at beginning of year                   -          -            -            -           -
                                         -----------------------------------------------------------

Net assets at end of year                  $979,026   $153,563     $259,639     $545,475     $20,349
                                         ===========================================================



See accompanying notes.


________________________________________________________________________________
                                      127


FirstLine

                       Security Life Separate Account L1

                         Year Ended December 31, 1995


                                                       VAN ECK
                                         ---------------------------------
                                                                  GOLD AND
                                            TOTAL    WORLDWIDE    NATURAL
                                           VAN ECK    BALANCED   RESOURCES
                                         ---------------------------------
INCREASE IN NET ASSETS

OPERATIONS
Net investment income (loss)               $   229     $   245     $   (16)
Net realized gains (losses) on
     investments                               358          (5)        363
Net unrealized gains (losses) on
     investments                               519         (62)        581
                                         ---------------------------------
Increase (decrease) in net assets from
     operations                              1,106         178         928
                                         ---------------------------------

CHANGES FROM PRINCIPAL
     TRANSACTIONS
Net premiums                                10,265       6,352       3,913
Cost of insurance and administrative
     expenses                               (3,364)     (2,360)     (1,004)
Net transfers among divisions
     (including the guaranteed interest
     division in the general account)       87,069      72,661      14,408
Other                                          (10)        (19)          9
                                         ---------------------------------
Increase from principal
     transactions                           93,960      76,634      17,326
                                         ---------------------------------

Total increase in net assets                95,066      76,812      18,254

Net assets at beginning of year                  -           -           -
                                         ---------------------------------

Net assets at end of year                  $95,066     $76,812     $18,254
                                         =================================



See accompanying notes.


________________________________________________________________________________
                                      128


FirstLine

                       Security Life Separate Account L1


                         Notes to Financial Statements


                               December 31, 1996


NOTE A. ORGANIZATION


Security Life Separate Account L1 (the "Separate Account") was established by resolution of the Board of Directors of Security Life of Denver Insurance Company (the "Company") on November 3, 1993. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.


The Separate Account supports the operations of the FirstLine and Strategic Advantage Variable Universal Life ("FirstLine and Strategic Advantage") policies offered by the Company. The Separate Account may be used to support other variable life policies as they are offered by the Company. The assets of the Separate Account are the property of the Company. However, the portion of the Separate Account's assets attributable to the policies will not be chargeable with liabilities arising out of any other operations of the Company.


The Separate Account currently consists of nineteen investment divisions available to the policyholders, each of which invests in an independently managed mutual fund portfolio ("Fund"). The Funds are as follows:


PORTFOLIO MANAGERS/PORTFOLIOS (FUNDS)


Neuberger & Berman (N&B)
     Neuberger & Berman Limited Maturity Bond Portfolio
     Neuberger & Berman Growth Portfolio
     Neuberger & Berman Government Income Portfolio
     Neuberger & Berman Partners Portfolio



________________________________________________________________________________
                                      129


FirstLine

                       Security Life Separate Account L1

NOTE A. ORGANIZATION (CONTINUED)


Fred Alger Management, Inc.   (Alger)
     Alger American Small Capitalization Portfolio
     Alger American MidCap Growth Portfolio
     Alger American Growth Portfolio
     Alger American Leveraged AllCap Portfolio



Fidelity Management & Research Company (Fidelity)
     Fidelity Investments VIP II Asset Manager Portfolio
     Fidelity Investments VIP Growth Portfolio
     Fidelity Investments VIP Overseas Portfolio
     Fidelity Investments VIP Money Market Portfolio
     Fidelity Investments VIP II Index 500 Portfolio



INVESCO Funds Group, Inc. (INVESCO)
     INVESCO VIF Total Return Portfolio
     INVESCO VIF Industrial Income Portfolio
     INVESCO VIF High Yield Portfolio
     INVESCO VIF Utilities Portfolio



Van Eck Investment Trust (Van Eck)
     Van Eck Worldwide Balanced Portfolio
     Van Eck Gold and Natural Resources Portfolio



The FirstLine and Strategic Advantage policies allow the policyholders to specify the allocation of their net premium to the various Funds. They can also transfer their account values among the Funds. The FirstLine and Strategic Advantage products also provide the policyholders the option to allocate their net premiums, or to transfer their account values, to a Guaranteed Interest Division (GID) in the Company's general account. The GID guarantees a rate of interest to the policyholder, and it is not variable in nature. Therefore, it is not included in these Separate Account statements.


Effective May 1, 1997, the Divisions of the Separate Account investing in the Neuberger & Berman Government Income Portfolio and the Van Eck Worldwide Balanced Fund will no longer be accepting new investments.


________________________________________________________________________________
                                      130


FirstLine

                       Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The accompanying financial statements of the Separate Account have been prepared on the basis of generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


The accounting principles followed by the Separate Account and the methods of applying those principles are presented below or in the footnotes which follow:


INVESTMENT VALUATION--The investments in shares of the Funds are valued at the closing net asset value (market value) per share as determined by the Funds on the day of measurement.


INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME--The investments in shares of the Funds are accounted for on the date the order to buy or sell is confirmed. Dividend income and distributions of capital gains are recorded on the ex-dividend date. Realized gains and losses from security transactions are reported using the first-in-first-out (FIFO) method of accounting for cost. The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized gain or loss on investment.


VALUATION PERIOD DEDUCTIONS--Charges are made directly against the assets of the Separate Account divisions and are reflected daily in the computation of the unit values of the divisions.


For FirstLine and Strategic Advantage policies, a daily deduction, at an annual rate of .75% of the daily asset value of the Separate Account divisions is charged to the Separate Account for mortality and expense risks assumed by the Company. Total mortality and expense charges for the year ended December 31, 1996 were $241,127.


________________________________________________________________________________
                                      131


FirstLine

                       Security Life Separate Account L1

NOTE B. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


POLICYHOLDER RESERVES--Policyholder reserves are recorded in the Separate Account at the aggregate account values of the policyholders invested in the Separate Account divisions. To the extent that benefits to be paid to the policyholders exceed their account values, the Company will contribute additional funds to the benefit proceeds.


NOTE C. INVESTMENTS


Fund shares are purchased at net asset value with net premiums (premium payments, less sales and tax loads charged by the Company) and divisional transfers from other divisions. Fund shares are redeemed for the payment of benefits, for surrenders, for transfers to other divisions, and for charges by the Company for certain cost of insurance and administrative charges. The cost of insurance and administrative charges were $2,843,666 for the year ended December 31, 1996. Distributions made by the Funds are reinvested in the Funds.


________________________________________________________________________________
                                      132


FirstLine

                       Security Life Separate Account L1

NOTE C. INVESTMENTS (CONTINUED)


The following is a summary of fund shares owned as of December 31, 1996:


                                          NUMBER      NET       VALUE
                                            OF       ASSET    OF SHARES     COST OF
                FUND                      SHARES     VALUE    AT MARKET     SHARES
-------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity Bond               177,488.06  $14.05  $ 2,493,707  $ 2,468,473
     Growth                               69,729.59   25.78    1,797,629    1,734,496
     Government Income                   145,723.35   10.63    1,549,039    1,514,968
     Partners                            282,829.62   16.48    4,661,032    4,081,769

Fred Alger Management, Inc.:
     American Small Capitalization       109,518.40   40.91    4,480,399    4,479,487
     American MidCap Growth              108,136.97   21.35    2,308,724    2,215,923
     American Growth                     110,939.21   34.33    3,808,543    3,583,100
     American Leveraged AllCap            45,069.71   19.36      872,550      849,359

Fidelity Management & Research Co.:
     Asset Manager                        89,386.84   16.93    1,513,317    1,443,642
     Growth                              224,729.85   31.14    6,998,086    6,736,473
     Overseas                            226,456.08   18.84    4,266,432    3,999,654
     Money Market                      7,785,142.70    1.00    7,785,143    7,785,143
     Index 500                           114,727.97   89.13   10,225,704    8,984,680

INVESCO Funds Group, Inc.:
     Total Return                         63,713.18   13.21      841,651      828,431
     Industrial Income                    95,691.99   14.33    1,371,266    1,365,853
     High Yield                          114,747.49   11.78    1,351,726    1,427,352
     Utilities                            18,274.30   11.95      218,378      211,043

Van Eck Investment Trust:
     Worldwide Balanced                   29,433.17   11.14      327,886      308,605
     Gold and Natural Resources           15,931.07   16.72      266,367      257,094

                                                           --------------------------
Total                                                        $57,137,579  $54,275,545
                                                           ==========================


For the year ended December 31, 1996, the aggregate cost of purchases (plus reinvested dividends) and the proceeds from sales of investments were $71,906,031 and $31,000,056, respectively.

________________________________________________________________________________
                                      133

FirstLine

                       Security Life Separate Account L1

NOTE D. OTHER POLICY DEDUCTIONS


The FirstLine and Strategic Advantage products provide for certain deductions for sales and tax loads from premium payments received from the policyholders and for surrender charges and taxes from amounts paid to policyholders. Such deductions are taken before the purchase of divisional units or after the redemption of divisional units of the Separate Account. Such deductions are not included in the Separate Account financial statements.


NOTE E. POLICY LOANS


The FirstLine and Strategic Advantage policies allow the policyholders to borrow against their policies by using them as collateral for a loan. At the time they borrow against their policies, an amount equal to the loan amount is transferred from the Separate Account divisions to a Loan Division to secure the loan. As payments are made on the policy loan, amounts are transferred back from the Loan Division to the Separate Account divisions. Interest is credited to the balance in the Loan Division at a fixed rate. The Loan Division is not variable in nature and is not included in these Separate Account statements.


NOTE F. FEDERAL INCOME TAXES


The Separate Account is not taxed separately because the operations of the Separate Account are part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a "Regulated Investment Company" under subchapter "M" of the Internal Revenue Code.

________________________________________________________________________________
                                      134
FirstLine

                    Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS


The following schedule summarizes the changes in divisional units for the year ended December 31, 1996:


                                                                                      (DECREASE)
                                                                                        FOR COI
                                                                      INCREASE            AND
                                      OUTSTANDING     INCREASE       (DECREASE)     ADMINISTRATIVE   OUTSTANDING
                                      AT BEGINNING  FOR PAYMENTS   FOR DIVISIONAL     CHARGES AND      AT END
              DIVISION                  OF YEAR       RECEIVED        TRANSFERS       SURRENDERS       OF YEAR
----------------------------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity Bond             162,009.578     22,341.563      34,959.370         (584.620)  218,725.891
     Growth                             60,162.107     40,992.586      33,140.220         (726.930)  133,567.983
     Government Income                  77,187.706     30,340.987      35,590.000         (345.290)  142,773.403
     Partners                           73,535.288     52,840.719     150,615.480       (1,099.030)  275,892.457

Fred Alger Management, Inc.:
     American Small Capitalization      80,027.266     41,830.466     176,940.020       (1,724.430)  297,073.322
     American MidCap Growth             19,692.860     21,703.253     110,111.630       (1,027.270)  150,480.473
     American Growth                    69,805.233     79,036.444     135,021.170       (1,687.560)  282,175.287
     American Leveraged AllCap           2,494.731     14,117.529      37,093.470         (661.260)   53,044.470

Fidelity Management & Research Co:
     Asset Manager                      11,627.088     11,928.100     100,648.740         (295.760)  123,908.168
     Growth                            102,248.988     60,000.429     309,854.870       (1,818.620)  470,285.667
     Overseas                           93,906.733     36,170.266     239,414.430       (1,543.320)  367,948.109
     Money Market                      178,653.159  3,174,656.740  (2,593,671.600)      (5,930.330)  753,707.969
     Index 500                          91,903.027     43,453.963     507,578.000       (2,044.340)  640,890.650

INVESCO Funds Group, Inc.:
     Total Return                       12,602.664     11,847.269      40,812.090         (771.540)   64,490.483
     Industrial Income                  20,026.102     12,961.494      54,377.610         (329.850)   87,035.356
     High Yield                         45,708.358      5,929.679      57,717.210         (356.140)  108,999.107
     Utilities                           1,879.859      3,104.181      13,093.330          (68.880)   18,008.490

Van Eck Investment Trust:
     Worldwide Balanced                  7,739.274     10,375.993      12,036.370         (342.850)   29,808.787
    Gold and Natural Resources           1,765.913      4,573.270      15,683.750          (56.840)   21,966.093


________________________________________________________________________________
                                      135


FirstLine

                    Security Life Separate Account L1

NOTE G. SUMMARY OF CHANGES IN UNITS (CONTINUED)


The following schedule summarizes the changes in divisional units for the year ended December 31, 1995:


                                                                                       (DECREASE)
                                                                      INCREASE          FOR COI
                                      OUTSTANDING     INCREASE       (DECREASE)           AND        OUTSTANDING
                                      AT BEGINNING  FOR PAYMENTS   FOR DIVISIONAL   ADMINISTRATIVE     AT END
              DIVISION                  OF YEAR       RECEIVED        TRANSFERS         CHARGES        OF YEAR
----------------------------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity Bond                   0.000        382.961     164,031.781       (2,405.164)  162,009.578
     Growth                                  0.000      1,107.568      60,922.448       (1,867.909)   60,162.107
     Government Income                       0.000      1,154.992      77,524.888       (1,492.174)   77,187.706
     Partners                                0.000        777.847      75,027.133       (2,269.692)   73,535.288

Fred Alger Management, Inc.:
     American Small Capitalization           0.000     15,032.912      66,694.332       (1,699.978)   80,027.266
     American MidCap Growth                  0.000      1,336.898      18,942.171         (586.209)   19,692.860
     American Growth                         0.000        795.728      72,142.081       (3,132.576)   69,805.233
     American Leveraged AllCap               0.000        217.078       2,424.066         (146.413)    2,494.731

Fidelity Management & Research Co:
     Asset Manager                           0.000      1,811.445      10,363.454         (547.811)   11,627.088
     Growth                                  0.000      2,796.390     102,856.769       (3,404.171)  102,248.988
     Overseas                                0.000      2,389.778      93,305.776       (1,788.821)   93,906.733
     Money Market                        3,200.637  1,244,243.280  (1,045,323.517)     (23,467.241)  178,653.159
     Index 500                               0.000      5,636.625      87,615.828       (1,349.426)   91,903.027

INVESCO Funds Group, Inc.:
     Total Return                            0.000        329.342      12,652.423         (379.101)   12,602.664
     Industrial Income                       0.000      1,040.189      19,427.874         (441.961)   20,026.102
     High Yield                              0.000        766.963      45,527.967         (586.572)   45,708.358
     Utilities                               0.000        261.166       1,744.166         (125.473)    1,879.859

Van Eck Investment Trust:
     Worldwide Balanced                      0.000        639.571       7,336.953         (237.250)    7,739.274
    Gold and Natural Resources               0.000        384.059       1,482.141         (100.287)    1,765.913


________________________________________________________________________________
                                      136


FirstLine

                       Security Life Separate Account L1

NOTE H. NET ASSETS


Net assets at December 31, 1996 consisted of the following:


                                                                   ACCUMULATED       NET
                                                    ACCUMULATED   NET REALIZED    UNREALIZED
                                                     INVESTMENT       GAINS         GAINS
                                       PRINCIPAL       INCOME      (LOSSES) ON   (LOSSES) ON
              DIVISION                TRANSACTIONS     (LOSS)      INVESTMENTS   INVESTMENTS   NET ASSETS
----------------------------------------------------------------------------------------------------------
Neuberger & Berman:
     Limited Maturity Bond             $ 2,365,476   $  109,528       $ (8,162)   $   25,234   $ 2,492,076
     Growth                              1,725,901       65,204        (18,524)       63,133     1,835,714
     Government Income                   1,483,474       24,172          6,596        34,072     1,548,314
     Partners                            3,920,042       31,950        131,986       579,264     4,663,242

Fred Alger Management, Inc.:
     American Small Capitalization       4,316,836      (13,285)        27,644           913     4,332,108
     American MidCap Growth              2,226,430        2,489         13,338        92,798     2,335,055
     American Growth                     3,545,535       18,780         24,420       225,443     3,814,178
     American Leveraged AllCap             839,227       (1,468)        13,799        23,190       874,748

Fidelity Management & Research Co:
     Asset Manager                       1,461,400        5,725          8,537        69,675     1,545,337
     Growth                              6,683,255       80,958         23,593       261,613     7,049,419
     Overseas                            3,962,517        8,914         36,919       266,779     4,275,129
     Money Market                        8,016,110      279,556              -             -     8,295,666
     Index 500                           8,785,136      150,280         57,624     1,241,024    10,234,064

INVESCO Funds Group, Inc.:
     Total Return                          805,870       24,733         30,644        13,220       874,467
     Industrial Income                   1,233,922       98,197         32,085         5,413     1,369,617
     High Yield                          1,346,523      150,437         84,067       (75,626)    1,505,401
     Utilities                             205,330        4,246          1,350         7,335       218,261

Van Eck Investment Trust:
     Worldwide Balanced                    306,435         (890)         2,979        19,281       327,805
     Gold and Natural Resources            246,886          563          9,504         9,273       266,226
                                    ----------------------------------------------------------------------

Total                                  $53,476,305   $1,040,089       $478,399    $2,862,034   $57,856,827
                                    ======================================================================


________________________________________________________________________________
                                      137


FirstLine

APPENDIX A


                                Factors for the


                         Cash Value Accumulation Test


                          For a Life Insurance Policy


                                 MALE NONSMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         12.574        25   6.095        50   2.671        75   1.396
  1         12.681        26   5.904        51   2.589        76   1.372
  2         12.341        27   5.717        52   2.509        77   1.349
  3         11.996        28   5.533        53   2.433        78   1.328
  4         11.655        29   5.354        54   2.360        79   1.307

  5         11.316        30   5.179        55   2.290        80   1.288
  6         10.979        31   5.008        56   2.223        81   1.270
  7         10.644        32   4.843        57   2.159        82   1.253
  8         10.311        33   4.682        58   2.097        83   1.236
  9          9.982        34   4.527        59   2.038        84   1.221

  10         9.660        35   4.376        60   1.982        85   1.207
  11         9.345        36   4.231        61   1.928        86   1.195
  12         9.041        37   4.091        62   1.877        87   1.183
  13         8.750        38   3.955        63   1.828        88   1.172
  14         8.476        39   3.825        64   1.781        89   1.161

  15         8.218        40   3.699        65   1.736        90   1.151
  16         7.973        41   3.577        66   1.694        91   1.141
  17         7.740        42   3.461        67   1.654        92   1.131
  18         7.517        43   3.348        68   1.615        93   1.120
  19         7.301        44   3.240        69   1.579        94   1.109

  20         7.091        45   3.136        70   1.544        95   1.097
  21         6.886        46   3.036        71   1.511        96   1.083
  22         6.684        47   2.939        72   1.480        97   1.069
  23         6.484        48   2.847        73   1.450        98   1.054
  24         6.288        49   2.757        74   1.422        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      138


FirstLine

                                Factors for the


                          Cash Value Accumulation Test


                          For a Life Insurance Policy


                                  MALE SMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         10.511        25   4.963        50   2.267        75   1.330
  1         10.508        26   4.811        51   2.205        76   1.312
  2         10.203        27   4.661        52   2.145        77   1.295
  3          9.897        28   4.515        53   2.088        78   1.280
  4          9.597        29   4.371        54   2.034        79   1.265

  5          9.301        30   4.231        55   1.982        80   1.251
  6          9.007        31   4.094        56   1.933        81   1.238
  7          8.718        32   3.962        57   1.886        82   1.225
  8          8.433        33   3.834        58   1.841        83   1.213
  9          8.153        34   3.710        59   1.798        84   1.202

  10         7.879        35   3.590        60   1.757        85   1.191
  11         7.613        36   3.475        61   1.717        86   1.182
  12         7.356        37   3.363        62   1.680        87   1.173
  13         7.109        38   3.256        63   1.644        88   1.164
  14         6.876        39   3.153        64   1.610        89   1.155

  15         6.654        40   3.054        65   1.577        90   1.147
  16         6.456        41   2.959        66   1.547        91   1.138
  17         6.269        42   2.869        67   1.518        92   1.129
  18         6.091        43   2.782        68   1.490        93   1.120
  19         5.919        44   2.698        69   1.464        94   1.109

  20         5.752        45   2.619        70   1.438        95   1.097
  21         5.590        46   2.542        71   1.414        96   1.083
  22         5.430        47   2.469        72   1.391        97   1.069
  23         5.272        48   2.399        73   1.369        98   1.054
  24         5.117        49   2.331        74   1.349        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      139


FirstLine

                                Factors for the


                          Cash Value Accumulation Test


                          For a Life Insurance Policy


                                FEMALE NONSMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         14.687        25   6.861        50   3.013        75   1.493
  1         14.680        26   6.638        51   2.920        76   1.461
  2         14.279        27   6.421        52   2.831        77   1.430
  3         13.873        28   6.211        53   2.745        78   1.401
  4         13.471        29   6.007        54   2.662        79   1.373

  5         13.073        30   5.809        55   2.583        80   1.347
  6         12.682        31   5.618        56   2.507        81   1.322
  7         12.294        32   5.432        57   2.433        82   1.299
  8         11.915        33   5.252        58   2.362        83   1.278
  9         11.541        34   5.078        59   2.293        84   1.257

  10        11.175        35   4.910        60   2.226        85   1.239
  11        10.817        36   4.747        61   2.162        86   1.221
  12        10.469        37   4.590        62   2.100        87   1.205
  13        10.132        38   4.439        63   2.040        88   1.190
  14         9.807        39   4.294        64   1.983        89   1.176

  15         9.494        40   4.154        65   1.928        90   1.163
  16         9.192        41   4.019        66   1.876        91   1.150
  17         8.899        42   3.890        67   1.826        92   1.137
  18         8.617        43   3.765        68   1.778        93   1.125
  19         8.344        44   3.645        69   1.732        94   1.112

  20         8.078        45   3.530        70   1.688        95   1.098
  21         7.821        46   3.419        71   1.645        96   1.084
  22         7.571        47   3.312        72   1.604        97   1.069
  23         7.327        48   3.208        73   1.565        98   1.054
  24         7.091        49   3.109        74   1.528        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      140


FirstLine

                                Factors for the


                          Cash Value Accumulation Test


                          For a Life Insurance Policy


                                 FEMALE SMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         13.162        25   6.032        50   2.728        75   1.451
  1         13.099        26   5.836        51   2.651        76   1.423
  2         12.723        27   5.647        52   2.578        77   1.396
  3         12.346        28   5.463        53   2.507        78   1.371
  4         11.974        29   5.285        54   2.438        79   1.347

  5         11.608        30   5.113        55   2.373        80   1.325
  6         11.248        31   4.946        56   2.310        81   1.303
  7         10.894        32   4.785        57   2.249        82   1.283
  8         10.547        33   4.629        58   2.190        83   1.263
  9         10.207        34   4.478        59   2.132        84   1.246

  10         9.874        35   4.332        60   2.076        85   1.229
  11         9.550        36   4.192        61   2.022        86   1.214
  12         9.234        37   4.056        62   1.969        87   1.199
  13         8.930        38   3.926        63   1.919        88   1.186
  14         8.636        39   3.801        64   1.870        89   1.173

  15         8.352        40   3.682        65   1.824        90   1.161
  16         8.085        41   3.568        66   1.780        91   1.149
  17         7.826        42   3.459        67   1.738        92   1.137
  18         7.577        43   3.354        68   1.697        93   1.125
  19         7.336        44   3.254        69   1.658        94   1.112

  20         7.102        45   3.158        70   1.620        95   1.098
  21         6.876        46   3.065        71   1.583        96   1.084
  22         6.655        47   2.976        72   1.547        97   1.069
  23         6.441        48   2.890        73   1.513        98   1.054
  24         6.234        49   2.808        74   1.481        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      141


FirstLine

                                Factors for the


                          Cash Value Accumulation Test


                          For a Life Insurance Policy


                               UNISEX 1 NONSMOKER


 Attained           Attained          Attained          Attained
    Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         12.574        25   6.095        50   2.671        75   1.396
  1         12.681        26   5.904        51   2.589        76   1.372
  2         12.341        27   5.717        52   2.509        77   1.349
  3         11.996        28   5.533        53   2.433        78   1.328
  4         11.655        29   5.354        54   2.360        79   1.307

  5         11.316        30   5.179        55   2.290        80   1.288
  6         10.979        31   5.008        56   2.223        81   1.270
  7         10.644        32   4.843        57   2.159        82   1.253
  8         10.311        33   4.682        58   2.097        83   1.236
  9          9.982        34   4.527        59   2.038        84   1.221

  10         9.660        35   4.376        60   1.982        85   1.207
  11         9.345        36   4.231        61   1.928        86   1.195
  12         9.041        37   4.091        62   1.877        87   1.183
  13         8.750        38   3.955        63   1.828        88   1.172
  14         8.476        39   3.825        64   1.781        89   1.161

  15         8.218        40   3.699        65   1.736        90   1.151
  16         7.973        41   3.577        66   1.694        91   1.141
  17         7.740        42   3.461        67   1.654        92   1.131
  18         7.517        43   3.348        68   1.615        93   1.120
  19         7.301        44   3.240        69   1.579        94   1.109

  20         7.091        45   3.136        70   1.544        95   1.097
  21         6.886        46   3.036        71   1.511        96   1.083
  22         6.684        47   2.939        72   1.480        97   1.069
  23         6.484        48   2.847        73   1.450        98   1.054
  24         6.288        49   2.757        74   1.422        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      142


FirstLine

                                Factors for the


                          Cash Value Accumulation Test


                          For a Life Insurance Policy


                                UNISEX 1 SMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         10.511        25   4.963        50   2.267        75   1.330
  1         10.508        26   4.811        51   2.205        76   1.312
  2         10.203        27   4.661        52   2.145        77   1.295
  3          9.897        28   4.515        53   2.088        78   1.280
  4          9.597        29   4.371        54   2.034        79   1.265

  5          9.301        30   4.231        55   1.982        80   1.251
  6          9.007        31   4.094        56   1.933        81   1.238
  7          8.718        32   3.962        57   1.886        82   1.225
  8          8.433        33   3.834        58   1.841        83   1.213
  9          8.153        34   3.710        59   1.798        84   1.202

  10         7.879        35   3.590        60   1.757        85   1.191
  11         7.613        36   3.475        61   1.717        86   1.182
  12         7.356        37   3.363        62   1.680        87   1.173
  13         7.109        38   3.256        63   1.644        88   1.164
  14         6.876        39   3.153        64   1.610        89   1.155

  15         6.654        40   3.054        65   1.577        90   1.147
  16         6.456        41   2.959        66   1.547        91   1.138
  17         6.269        42   2.869        67   1.518        92   1.129
  18         6.091        43   2.782        68   1.490        93   1.120
  19         5.919        44   2.698        69   1.464        94   1.109

  20         5.752        45   2.619        70   1.438        95   1.097
  21         5.590        46   2.542        71   1.414        96   1.083
  22         5.430        47   2.469        72   1.391        97   1.069
  23         5.272        48   2.399        73   1.369        98   1.054
  24         5.117        49   2.331        74   1.349        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      143


FirstLine

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                               UNISEX 2 NONSMOKER


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         12.943        25   6.234        50   2.733        75   1.418
  1         13.032        26   6.037        51   2.649        76   1.392
  2         12.683        27   5.845        52   2.568        77   1.368
  3         12.327        28   5.657        53   2.490        78   1.345
  4         11.975        29   5.473        54   2.415        79   1.323

  5         11.626        30   5.294        55   2.343        80   1.303
  6         11.278        31   5.120        56   2.275        81   1.283
  7         10.934        32   4.950        57   2.209        82   1.265
  8         10.593        33   4.786        58   2.146        83   1.247
  9         10.256        34   4.627        59   2.085        84   1.231

  10         9.926        35   4.474        60   2.027        85   1.216
  11         9.604        36   4.325        61   1.972        86   1.202
  12         9.292        37   4.182        62   1.918        87   1.190
  13         8.994        38   4.043        63   1.868        88   1.178
  14         8.710        39   3.910        64   1.819        89   1.166

  15         8.443        40   3.782        65   1.773        90   1.155
  16         8.188        41   3.658        66   1.729        91   1.144
  17         7.945        42   3.539        67   1.687        92   1.133
  18         7.712        43   3.424        68   1.647        93   1.122
  19         7.487        44   3.314        69   1.609        94   1.110

  20         7.267        45   3.208        70   1.573        95   1.097
  21         7.053        46   3.106        71   1.538        96   1.084
  22         6.843        47   3.007        72   1.506        97   1.069
  23         6.637        48   2.912        73   1.475        98   1.054
  24         6.433        49   2.821        74   1.445        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      144

FirstLine

                                Factors for the
                          Cash Value Accumulation Test
                          For a Life Insurance Policy


                                UNISEX 2 SMOKER



 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0         10.942        25   5.143        50   2.347        75   1.361
  1         10.931        26   4.984        51   2.282        76   1.341
  2         10.616        27   4.828        52   2.221        77   1.323
  3         10.298        28   4.675        53   2.162        78   1.306
  4          9.985        29   4.526        54   2.105        79   1.289

  5          9.677        30   4.380        55   2.052        80   1.274
  6          9.373        31   4.239        56   2.000        81   1.259
  7          9.072        32   4.102        57   1.951        82   1.244
  8          8.777        33   3.969        58   1.904        83   1.230
  9          8.487        34   3.841        59   1.859        84   1.217

  10         8.203        35   3.717        60   1.816        85   1.205
  11         7.927        36   3.597        61   1.774        86   1.194
  12         7.660        37   3.481        62   1.735        87   1.183
  13         7.405        38   3.371        63   1.697        88   1.173
  14         7.161        39   3.264        64   1.660        89   1.163

  15         6.930        40   3.162        65   1.626        90   1.153
  16         6.721        41   3.064        66   1.594        91   1.143
  17         6.523        42   2.970        67   1.563        92   1.133
  18         6.334        43   2.880        68   1.534        93   1.122
  19         6.152        44   2.794        69   1.505        94   1.110

  20         5.975        45   2.711        70   1.478        95   1.097
  21         5.803        46   2.632        71   1.452        96   1.084
  22         5.634        47   2.556        72   1.427        97   1.069
  23         5.468        48   2.484        73   1.404        98   1.054
  24         5.305        49   2.414        74   1.382        99   1.040

                                                             100   1.000



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      145

FirstLine

APPENDIX B


                                Factors for the
                   Guideline Premium/Cash Value Corridor Test
                          For a Life Insurance Policy


 Attained           Attained          Attained          Attained
   Age      Factor    Age     Factor    Age     Factor    Age     Factor
  0           2.50        25    2.50        50    1.85        75    1.05
  1           2.50        26    2.50        51    1.78        76    1.05
  2           2.50        27    2.50        52    1.71        77    1.05
  3           2.50        28    2.50        53    1.64        78    1.05
  4           2.50        29    2.50        54    1.57        79    1.05

  5           2.50        30    2.50        55    1.50        80    1.05
  6           2.50        31    2.50        56    1.46        81    1.05
  7           2.50        32    2.50        57    1.42        82    1.05
  8           2.50        33    2.50        58    1.38        83    1.05
  9           2.50        34    2.50        59    1.34        84    1.05

  10          2.50        35    2.50        60    1.30        85    1.05
  11          2.50        36    2.50        61    1.28        86    1.05
  12          2.50        37    2.50        62    1.26        87    1.05
  13          2.50        38    2.50        63    1.24        88    1.05
  14          2.50        39    2.50        64    1.22        89    1.05

  15          2.50        40    2.50        65    1.20        90    1.05
  16          2.50        41    2.43        66    1.19        91    1.04
  17          2.50        42    2.36        67    1.18        92    1.03
  18          2.50        43    2.29        68    1.17        93    1.02
  19          2.50        44    2.22        69    1.16        94    1.01

  20          2.50        45    2.15        70    1.15        95    1.00
  21          2.50        46    2.09        71    1.13        96    1.00
  22          2.50        47    2.03        72    1.11        97    1.00
  23          2.50        48    1.97        73    1.09        98    1.00
  24          2.50        49    1.91        74    1.07        99    1.00

                                                             100    1.00



THE POLICY'S BASE DEATH BENEFIT AT ANY TIME WILL BE AT LEAST EQUAL TO THE ACCOUNT VALUE TIMES THE APPROPRIATE FACTOR FROM THIS TABLE.

________________________________________________________________________________
                                      146

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


APPENDIX C

PERFORMANCE INFORMATION

POLICY PERFORMANCE

The following hypothetical illustrations demonstrate how the actual investment experience of each Division of the Variable Account affects the Cash Surrender Value, Account Value and Death Benefit of a Policy. These hypothetical illustrations are based on the actual historical return of each Portfolio as if a Policy had been issued on the date indicated. Each Portfolio's Annual Total Return is based on the total return calculated for each fiscal year. These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

The illustrations are based on the payment of a $4,500 annual premium, paid at the beginning of each year, for a hypothetical Policy with a $200,000 face amount, the Cash Value Accumulation Test, death benefit Option 1, issued to a standard, nonsmoker male, Age 45. In each case, it is assumed that all premiums are allocated to the Division illustrated for the period shown. The benefits are calculated for a specific date. The amount and timing of Premium Payments and the use of other Policy features, such as Policy Loans, would affect individual Policy benefits.

The amounts shown for the Cash Surrender Values, Account Values and Death Benefits take into account the charges against premiums, current cost of insurance and monthly deductions, the daily charge against the Variable Account for mortality and expense risks, and each Portfolio's charges and expenses. See CHARGES, DEDUCTIONS AND REFUND, page 35. This prospectus also contains illustrations based on assumed rates of return. See ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND ACCUMULATED PREMIUMS, page 52.


________________________________________________________________________________
                                      147
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


                           HYPOTHETICAL ILLUSTRATIONS

Nonsmoker Male Age 45                                                    Cash Value Accumulation Test
Standard Risk Class                                                            Death Benefit Option 1
Stated Death Benefit $200,000                                                  Annual Premium $ 4,500
-----------------------------------------------------------------------------------------------------
NEUBERGER & BERMAN AMT LIMITED MATURITY BOND PORTFOLIO

          Year               Annual Total        Cash Surrender       Account            Death
         Ended:                Return*               Value             Value            Benefit
        12/31/87                 2.89%                  2,150           3,675           200,000
        12/31/88                 7.17%                  5,848           7,598           200,000
        12/31/89                10.77%                 10,053          12,028           200,000
        12/31/90                 8.32%                 14,398          16,598           200,000
        12/31/91                11.34%                 19,879          22,079           200,000
        12/31/92                 5.18%                 24,314          26,514           200,000
        12/31/93                 6.63%                 29,356          31,556           200,000
        12/31/94               (0.15)%                 32,577          34,502           200,000
        12/31/95                10.94%                 39,991          41,641           200,000
        12/31/96                 4.31%                 45,142          46,517           200,000

NEUBERGER & BERMAN AMT GOVERNMENT INCOME PORTFOLIO

          Year               Annual Total        Cash Surrender       Account            Death
         Ended:                Return*               Value             Value            Benefit
        12/31/95                11.76%                  5,111           4,823           300,000
        12/31/96                 1.32%                  9,106           8,962           300,000

NEUBERGER & BERMAN AMT GROWTH  PORTFOLIO

          Year               Annual Total        Cash Surrender       Account            Death
         Ended:                Return*               Value             Value            Benefit
        12/31/87               (4.89)%                  1,850           3,375           200,000
        12/31/88                25.97%                  6,872           8,622           200,000
        12/31/89                29.47%                 13,484          15,459           200,000
        12/31/90               (8.19)%                 14,945          17,145           200,000
        12/31/91                29.73%                 24,312          26,512           200,000
        12/31/92                 9.54%                 30,277          32,477           200,000
        12/31/93                 6.79%                 35,757          37,957           200,000
        12/31/94               (4.99)%                 36,949          38,874           200,000
        12/31/95                31.73%                 53,649          55,299           200,000
        12/31/96                 9.14%                 62,202          63,577           200,000


The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.
________________________________________________________________________________
                                      148
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


                     HYPOTHETICAL ILLUSTRATION (Continued)

Nonsmoker Male Age 45                                                    Cash Value Accumulation Test
Standard Risk Class                                                            Death Benefit Option 1
Stated Death Benefit $200,000                                                  Annual Premium $ 4,500
-----------------------------------------------------------------------------------------------------
NEUBERGER & BERMAN AMT PARTNERS PORTFOLIO

          Year              Annual Total        Cash Surrender    Account          Death
         Ended:               Return*               Value          Value          Benefit
        12/31/95              36.47%                 3,450         4,975            200,000
        12/31/96              29.57%                 9,194        10,944            200,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
          Year              Annual Total        Cash Surrender    Account          Death
         Ended:               Return*               Value          Value          Benefit
        12/31/89              64.48%                 4,540         6,065            200,000
        12/31/90               8.71%                 8,550        10,300            200,000
        12/31/91              57.54%                19,577        21,522            200,000
        12/31/92               3.55%                23,479        25,679            200,000
        12/31/93              13.28%                30,528        32,728            200,000
        12/31/94             (4.38)%                32,017        34,217            200,000
        12/31/95              44.31%                51,789        53,989            200,000
        12/31/96               4.18%                57,419        59,344            200,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
          Year              Annual Total        Cash Surrender    Account          Death
         Ended:               Return*               Value          Value          Benefit
        12/31/94             (1.54)%                 1.979         3,504            200,000
        12/31/95              44.45%                 8,382        10,132            200,000
        12/31/96              11.90%                13,006        14,981            200,000

ALGER AMERICAN GROWTH PORTFOLIO
          Year              Annual Total        Cash Surrender    Account          Death
         Ended:               Return*               Value          Value          Benefit
        12/31/90               4.14%                 2,198         3,723            200,000
        12/31/91              40.39%                 8,392        10,142            200,000
        12/31/92              12.38%                13,083        15,058            200,000
        12/31/93              22.47%                20,322        22,522            200,000
        12/31/94               1.45%                23,870        26,070            200,000
        12/31/95              36.37%                37,756        39,956            200,000
        12/31/96              13.35%                46,579        48,779            200,000

The assumptions underlying these values are described in Performance Information, page 147.


* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

________________________________________________________________________________
                                      149
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


                     HYPOTHETICAL ILLUSTRATION (Continued)

Nonsmoker Male Age 45                                                    Cash Value Accumulation Test
Standard Risk Class                                                            Death Benefit Option 1
Stated Death Benefit $200,000                                                  Annual Premium $ 4,500
-----------------------------------------------------------------------------------------------------

ALGER AMERICAN LEVERAGED ALL CAP

         Year             Annual Total        Cash Surrender     Account             Death
        Ended:              Return*               Value           Value             Benefit
        12/31/96            12.04%                2,503           4,028              200,000

FIDELITY VIP GROWTH PORTFOLIO

         Year             Annual Total        Cash Surrender     Account             Death
        Ended:              Return*               Value           Value             Benefit
        12/31/87             3.66%                2,179           3,704              200,000
        12/31/88            15.58%                6,508           8,258              200,000
        12/31/89            31.51%               13,258          15,233              200,000
        12/31/90           (11.73)%              14,070          16,270              200,000
        12/31/91            45.51%               26,328          28,528              200,000
        12/31/92             9.32%               32,409          34,609              200,000
        12/31/93            19.37%               42,830          45,030              200,000
        12/31/94            (0.02)%              46,066          47,991              200,000
        12/31/95            35.36%               67,506          69,156              200,000
        12/31/96            14.71%               81,343          82,718              200,000

FIDELITY VIP OVERSEAS PORTFOLIO

         Year             Annual Total        Cash Surrender     Account             Death
        Ended:              Return*               Value           Value             Benefit
        12/31/88             8.13%                2,352           3,877              200,000
        12/31/89            26.28%                7,526           9,276              200,000
        12/31/90            (1.67)%              10,295          12,270              200,000
        12/31/91             8.00%               14,609          16,809              200,000
        12/31/92           (10.72)%              15,604          17,804              200,000
        12/31/93            37.35%               26,724          28,924              200,000
        12/31/94             1.72%               30,324          32,524              200,000
        12/31/95             9.74%               37,108          39,033              200,000
        12/31/96            13.15%               45,949          47,599              200,000

The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.
________________________________________________________________________________
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


HYPOTHETICAL ILLUSTRATION (Continued

Nonsmoker Male Age 45                                                    Cash Value Accumulation Test
Standard Risk Class                                                            Death Benefit Option 1
Stated Death Benefit $200,000                                                  Annual Premium $ 4,500
-----------------------------------------------------------------------------------------------------

FIDELITY VIP MONEY MARKET PORTFOLIO

          Year           Annual Total  Cash Surrender   Account         Death
         Ended:            Return*         Value         Value         Benefit
        12/31/87           6.44%           2,287         3,812         200,000
        12/31/88           7.39%           6,011         7,761         200,000
        12/31/89           9.12%          10,044        12,019         200,000
        12/31/90           8.04%          14,345        16,545         200,000
        12/31/91           6.09%          18,760        20,960         200,000
        12/31/92           3.90%          22,825        25,025         200,000
        12/31/93           3.23%          26,800        29,000         200,000
        12/31/94           4.25%          31,462        33,387         200,000
        12/31/95           5.87%          36,885        38,535         200,000
        12/31/96           5.41%          42,370        43,745         200,000

FIDELITY VIP II ASSET MANAGER PORTFOLIO

          Year           Annual Total  Cash Surrender   Account         Death
         Ended:            Return*         Value         Value         Benefit
        12/31/90           6.72%           2,297         3,822         200,000
        12/31/91          22.56%           7,174         8,924         200,000
        12/31/92          11.71%          11,635        13,610         200,000
        12/31/93          21.23%          18,340        20,540         200,000
        12/31/94          (6.09)%         20,043        22,243         200,000
        12/31/95          16.96%          27,531        29,731         200,000
        12/31/96          14.60%          35,431        37,631         200,000

FIDELITY VIP II INDEX 500 PORTFOLIO

          Year           Annual Total  Cash Surrender   Account         Death
         Ended:            Return*         Value         Value         Benefit
        12/31/93           9.74%           2,414         3,939         200,000
        12/31/94           1.04%           5,658         7,408         200,000
        12/31/95          37.19%          12,775        14,750         200,000
        12/31/96          22.82%          20,012        22,212         200,000

INVESCO VIF TOTAL RETURN PORTFOLIO

          Year           Annual Total  Cash Surrender   Account         Death
         Ended:            Return*         Value         Value         Benefit
        12/31/95          22.79%           2,919         4,444         200,000
        12/31/96          12.18%           7,080         8,830         200,000

The assumptions underlying these values are described in Performance Information, page 147.


* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.
________________________________________________________________________________
                                      151
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


HYPOTHETICAL ILLUSTRATION (Continued)

Nonsmoker Male Age 45                                            Cash Value Accumulation Test
Standard Risk Class                                                    Death Benefit Option 1
Stated Death Benefit $200,000                                          Annual Premium $ 4,500
---------------------------------------------------------------------------------------------
INVESCO VIF INDUSTRIAL INCOME PORTFOLIO

          Year               Annual Total    Cash Surrender   Account          Death
         Ended:                 Return*           Value        Value          Benefit
        12/31/95                29.25%           3,169        4,694           200,000
        12/31/96                22.28%           8,215        9,965           200,000

INVESCO VIF HIGH YIELD PORTFOLIO

          Year               Annual Total    Cash Surrender   Account          Death
         Ended:                 Return*           Value        Value          Benefit
        12/31/95                19.76%           2,801        4,326           200,000
        12/31/96                16.59%           7,306        9,056           200,000

INVESCO VIF UTILITIES PORTFOLIO

          Year               Annual Total    Cash Surrender   Account          Death
         Ended:                 Return*           Value        Value          Benefit
        12/31/95                 9.08%           2,388        3,913           200,000
        12/31/96                12.76%           6,532        8,282           200,000

VAN ECK WORLDWIDE HARD ASSETS FUND (FORMERLY GOLD AND NATURAL RESOURCES FUND)

          Year               Annual Total    Cash Surrender   Account          Death
         Ended:                 Return*           Value        Value          Benefit
        12/31/91                (2.93)%          1,925        3,450           200,000
        12/31/92                (4.09)%          4,797        6,547           200,000
        12/31/93                64.83 %         14,436       16,441           200,000
        12/31/94                (4.78)%         16,501       18,701           200,000
        12/31/95                10.99 %         22,135       24,335           200,000
        12/31/96                18.04 %         30,272       32,472           200,000

VAN ECK WORLDWIDE BALANCED FUND

          Year               Annual Total    Cash Surrender   Account          Death
         Ended:                 Return*           Value        Value          Benefit
        12/31/95               (-0.10)%          2,034        3,559           200,000
        12/31/96                11.63 %          6,052        7,802           200,000


The assumptions underlying these values are described in Performance Information, page 147.

* These Annual Total Return figures reflect the Portfolio's management fees and other operating expenses but do not reflect the Policy level or Variable Account asset based charges and deductions, which if reflected, would result in lower total return figures than those shown.

________________________________________________________________________________
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